Exhibit 10.1
Execution Copy
Schedule 3 to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K.

OPORTUN RF, LLC
EIGHTH AMENDMENT TO INDENTURE
This EIGHTH AMENDMENT TO INDENTURE, dated as of March 8, 2024 (this “Amendment”), is entered into among OPORTUN RF, LLC, a special purpose Delaware limited liability company, as issuer (the “Issuer”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as indenture trustee (in such capacity, the “Indenture Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).
RECITALS
WHEREAS, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Indenture, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Indenture”);
WHEREAS, in accordance with Section 13.2 of the Base Indenture, the Issuer desires to amend the Indenture as provided herein; and
WHEREAS, as evidenced by their signature hereto, the Required Noteholders have consented to the amendments provided for herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
ARTICLE I DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture.
ARTICLE II AMENDMENTS TO THE INDENTURE
SECTION 2.01.    Amendments. The Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Indenture attached hereto as Schedule I, with a conformed copy of the amended Indenture attached hereto as Schedule II.
SECTION 2.02. Replacement Monthly Report. To give effect to the amendments set forth herein, the Monthly Report prepared in connection with the March 2024 Payment Date is hereby replaced by the Monthly Report attached hereto as Schedule III (the “Replacement Monthly Report”). The Indenture Trustee

acknowledges the Replacement Monthly Report and agrees to make payments on the March 2024 Payment Date in accordance the instructions set forth therein notwithstanding any timing requirements with respect to the delivery of the Monthly Report to the Indenture Trustee.
ARTICLE III REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. The Issuer hereby represents and warrants to the Indenture Trustee, the Securities Intermediary, the Depositary Bank and each of the other Secured Parties that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Issuer in the Indenture and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and the Indenture, as amended hereby, constitute the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.
(c)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing.
ARTICLE IV MISCELLANEOUS
SECTION 4.01.    Ratification of Indenture. As amended by this Amendment, the
Indenture is in all respects ratified and confirmed and the Indenture, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.
SECTION 4.02. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Issuer, and none of the Indenture Trustee, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Indenture

Trustee, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.
SECTION 4.04. Rights of the Indenture Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Indenture Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein.
SECTION 4.05. GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon:
(a)    receipt by the Indenture Trustee of an Issuer Order directing it to execute and deliver this Amendment;
(b)    receipt by the Indenture Trustee of an Officer’s Certificate of the Issuer stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;
(c)    receipt by the Indenture Trustee of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;
(d)    receipt by the Indenture Trustee of evidence of the consent of the Required Noteholders to this Amendment;
(e)    receipt by the Indenture Trustee of counterparts of this Amendment, duly executed by each of the parties hereto; and
(f)    receipt by the Indenture Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Indenture Trustee prior to the date hereof.
(Signature page follows)

IN WITNESS WHEREOF, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

OPORTUN RF, LLC,
as Issuer

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Treasurer
WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By: /s/ Drew H. Davis
Name: Title:

Drew H. Davis Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: /s/ Drew H. Davis
Name: Title:

Drew H. Davis Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: /s/ Drew H. Davis
Name: Title:

Drew H. Davis Vice President

Consented to and acknowledged by the Required Noteholders:

JEFFERIES FUNDING LLC,
as Holder of 100% of the outstanding Notes

By: /s/ Michael Wade
Name: Michael Wade
Title: Managing DirectorSCHEDULE I

Amendments to Indenture
CONFORMED COPY
As amended by the Eighth Amendment to Indenture, dated as of March 8, 2024

OPORTUN RF, LLC,
as Issuer

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Indenture Trustee, as Securities Intermediary and as Depositary Bank

INDENTURE
Dated as of December 20, 2021

Asset Backed Notes, Class A Asset Backed Certificates
“2022-2 Purchase Date” means July 28, 2022.
“2022-2 Release Date” means December 20, 2023.
“2022-2 Trust Agreement” means the Amended and Restated Trust Agreement relating to the 2022-2 Issuer, dated as of July 22, 2022, among Oportun Depositor, LLC, as depositor, Wilmington Savings Fund Society, FSB, as owner trustee, and PF Servicing, LLC, as administrator, as amended, restated, modified or supplemented from time to time.
“Additional Notes” means any Notes issued after the Closing Date in accordance with Section 3.1.
“Additional Principal Payment Percentage” means~~,~~ :
(I)    for any Payment Date up to and including the ~~July 2023~~May 2024 Payment Date,
(a) if the Three-Month Average Underlying Loss Percentage for such Payment Date is less than or equal to 15.0%, 0%, and (b) if the Three-Month Average Underlying Loss Percentage for such Payment Date is greater than 15.0%, 100.0%; and
(II)    for any Payment Date on or after the ~~August 2023~~June 2024 Payment Date, (a) if the Three-Month Average Underlying Loss Percentage for such Payment Date is less than or equal to 13.0%, 0.0%, (b) if the Three-Month Average Underlying Loss Percentage for such Payment Date is greater than 13.0% but less than or equal to 14.0%, 50.0%, (c) if the Three-Month Average Underlying Loss Percentage for such Payment Date is greater than 14.0% but less than or equal to 15.0%, 75.0%, and (d) if the Three-Month Average Underlying Loss Percentage for such Payment Date is greater than 15.0%, 100.0%.
“Adjusted Leverage Ratio” means, on any date of determination, the ratio of (i) Adjusted Liabilities minus Excluded Liabilities to (ii) Tangible Net Worth.
“Adjusted Leverage Ratio Covenant” means that the Parent will have a maximum Adjusted Leverage Ratio of 3.5:1.
“Adjusted Liabilities” means, on any date of determination, the excess of total Liabilities over the amount of any asset-backed securities that would appear as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
“Administration Fee” means the fee payable to the Administrator pursuant to the Administrative Services Agreement.
“Administrative Services Agreement” means the Administrative Services and Premises Agreement, dated as of the Closing Date, between the Issuer and the Administrator, as amended, supplemented or otherwise modified from time to time.

“Administrator” means Oportun, as administrator of the Issuer pursuant to the Administrative Services Agreement.
Section 8.4. Further Instruments and Acts. The Issuer will execute and deliver such further instruments, furnish such other information and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.
Section 8.5. [Reserved].
Section 8.6. Perfection Representations. The parties hereto agree that the Perfection Representations shall be a part of this Indenture for all purposes.
ARTICLE 9.

RAPID AMORTIZATION EVENTS AND REMEDIES
Section 9.1. Rapid Amortization Events. A “Rapid Amortization Event,” wherever used herein, means any one of the following events:
(a)    default in the payment of any interest on the Notes on any Payment Date, and such default shall continue (and shall not have been waived by the Required Noteholders) for a period of three (3) Business Days after receipt of notice thereof from the Indenture Trustee or the Required Noteholders;
(b)    default in the payment of the principal of or any installment of the principal of the Notes when the same becomes due and payable, and such default shall continue (and shall not have been waived by the Required Noteholders) for a period of three (3) Business Days after receipt of notice thereof from the Indenture Trustee or the Required Noteholders;
(c)    commencing with the three (3) consecutive Payment Dates ending with the ~~March~~June 2023 Payment Date, the Three-Month Average Underlying Loss Percentage shall have been greater than 13.0% on three (3) consecutive Payment Dates;
(d)    a “Rapid Amortization Event” (as defined in the applicable Underlying Indenture) shall have occurred with respect to any Underlying Issuer (other than the 2021-A Issuer);
(e)    the failure of the Issuer to maintain any Financial Covenant;
(f)    the failure of the Issuer to provide, or cause to be provided, the Monthly Report when due, which failure shall continue unremedied for a period of three (3) days after receipt of notice thereof from the Indenture Trustee or the Required Noteholders;
(g)    a failure on the part of the Seller duly to observe or perform any other covenants or agreements of the Seller set forth in any Purchase Agreement or the other Transaction Documents, which failure has a material adverse effect on the interests of the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which notice of such failure, requiring the same to be remedied, shall have been given by registered or certified mail to the

Schedule 1
AMORTIZATION SCHEDULE
(as of ~~December 20~~March [8], ~~2023~~2024)

Scheduled Note Date / Payment Date Principal Amount	Minimum Principal Payment Amount
~~JanMar-24 $51,513,00045,790,000~~	$~~5,724,000~~0
~~FebApr-24 $45,790,000~~	$~~5,723,000~~0
May-24 $45,790,000	$0
~~MarJun-24 $40,066,000~~	$5,724,000
~~AprJul-24 $34,342,000~~	$5,724,000
~~MayAug-24 $28,619,000~~	$5,723,000
~~JunSep-24 $22,895,000~~	$5,724,000
~~JulOct-24 $17,171,000~~	$5,724,000
~~AugNov-24 $11,447,000~~	$5,724,000
~~SepDec-24 $5,724,000~~	$5,723,000
~~Oct-24Jan-25 $0~~	$5,724,000

Schedule 1-1
SCHEDULE II

Conformed Copy of Amended Indenture
CONFORMED COPY
As amended by the Eighth Amendment to Indenture, dated as of March 8, 2024

OPORTUN RF, LLC,
as Issuer

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Indenture Trustee, as Securities Intermediary and as Depositary Bank

INDENTURE
Dated as of December 20, 2021

Asset Backed Notes, Class A Asset Backed Certificates

Page
ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE    2
Section 1.1. Definitions.    2
Section 1.2. [Reserved]    26
Section 1.3. Cross-References    26
Section 1.4. Accounting and Financial Determinations; No Duplication    26
Section 1.5. Rules of Construction    26

Section 1.6. Other Definitional Provisions.    27
ARTICLE 2. THE SECURITIES    28
Section 2.1. Designation and Terms of Securities    28
Section 2.2. [Reserved]    28
Section 2.3. [Reserved]    28
Section 2.4. Execution and Authentication.    28
Section 2.5. Authenticating Agent    28
Section 2.6. Registration of Transfer and Exchange of Securities.    29
Section 2.7. Appointment of Paying Agent    33
Section 2.8. Paying Agent to Hold Money in Trust    33
Section 2.9. Private Placement Legend    34
Section 2.10. Mutilated, Destroyed, Lost or Stolen Securities.    36
Section 2.11. Temporary Notes.    37
Section 2.12. Persons Deemed Owners    37
Section 2.13. Cancellation    38
Section 2.14. Release of Trust Estate    38
Section 2.15. Payment of Principal, Interest and Other Amounts.    39
Section 2.16. Book-Entry Notes.    39
Section 2.17. Notices to Clearing Agency    44
Section 2.18. Definitive Notes.    44
Section 2.19. Global Note    45
Section 2.20. Tax Treatment    46
Section 2.21. Duties of the Indenture Trustee and the Transfer Agent and
Registrar    46
ARTICLE 3. ISSUANCE OF SECURITIES; CERTAIN FEES AND EXPENSES    46
Section 3.1. Issuance    46
Section 3.2. Certain Fees and Expenses.    47
ARTICLE 4. NOTEHOLDER LISTS AND REPORTS    48

Section 4.1. Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders and Certificateholders    48
Section 4.2. Preservation of Information; Communications to Noteholders and Certificateholders.    48
Section 4.3. Reports by Issuer    49
Section 4.4. [Reserved]    49
Section 4.5. Reports and Records for the Indenture Trustee and Instructions.    49

(continued)
Page
ARTICLE 5. ALLOCATION AND APPLICATION OF UNDERLYING PAYMENTS    50
Section 5.1. Rights of Noteholders and Certificateholders    50
Section 5.2. Collection of Money    50
Section 5.3. Establishment of Accounts.    50
Section 5.4. Payments and Allocations.    52
Section 5.5. [Reserved]    53
Section 5.6. [Reserved]    53
Section 5.7. General Provisions Regarding Accounts    53
Section 5.8. [Reserved]    53
Section 5.9. [Reserved]    53
Section 5.10. [Reserved]    53
Section 5.11. [Reserved]    53
Section 5.12. Determination of Monthly Interest    53
Section 5.13. Benchmark Replacement.    54
Section 5.14. [Reserved]    55
Section 5.15. Monthly Payments.    55
Section 5.16. Failure to Make a Deposit or Payment    56
ARTICLE 6. DISTRIBUTIONS AND REPORTS    57
Section 6.1. Distributions    57

Section 6.2. Monthly Report    57
ARTICLE 7. REPRESENTATIONS AND WARRANTIES OF THE ISSUER    58
Section 7.1. Representations and Warranties of the Issuer    58
Section 7.2. Reaffirmation of Representations and Warranties by the Issuer    62
ARTICLE 8. COVENANTS    62
Section 8.1. Money for Payments To Be Held in Trust    62
Section 8.2. Affirmative Covenants of Issuer    62
Section 8.3. Negative Covenants    66
Section 8.4. Further Instruments and Acts    69
Section 8.6. Perfection Representations.    69
ARTICLE 9. RAPID AMORTIZATION EVENTS AND REMEDIES    69
Section 9.1. Rapid Amortization Events.    69
ARTICLE 10. REMEDIES    70
Section 10.1. Events of Default    70
Section 10.2. Rights of the Indenture Trustee Upon Events of Default    71
Section 10.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee    72
Section 10.4. Remedies    74
Section 10.5. Priority of Remedies Exercised Against the Underlying Securities    75
Section 10.6. Waiver of Past Events    75
Section 10.7. Limitation on Suits    76

(continued)
Page

Section 10.8. Unconditional Rights of Holders to Receive Payment; Withholding
Taxes.    76
Section 10.9. Restoration of Rights and Remedies    77
Section 10.10. The Indenture Trustee May File Proofs of Claim    77

Section 10.11. Priorities    78
Section 10.12. Undertaking for Costs    78
Section 10.13. Rights and Remedies Cumulative    78
Section 10.14. Delay or Omission Not Waiver    78
Section 10.15. Control by Noteholders    79
Section 10.16. Waiver of Stay or Extension Laws    79
Section 10.17. Action on Securities    79
Section 10.18. Performance and Enforcement of Certain Obligations    80
Section 10.19. Reassignment of Surplus.    80
ARTICLE 11. THE INDENTURE TRUSTEE    80
Section 11.1. Duties of the Indenture Trustee    80
Section 11.2. Rights of the Indenture Trustee    83
Section 11.3. Indenture Trustee Not Liable for Recitals in Securities    87
Section 11.4. Individual Rights of the Indenture Trustee; Multiple Capacities    87
Section 11.5. Notice of Defaults    88
Section 11.6. Compensation.    88
Section 11.7. Replacement of the Indenture Trustee    88
Section 11.8. Successor Indenture Trustee by Merger, etc    90
Section 11.9. Eligibility: Disqualification    90
Section 11.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee    91
Section 11.11. [Reserved]    92
Section 11.12. Taxes    92
Section 11.13. [Reserved]    92
Section 11.14. Suits for Enforcement    92
Section 11.15. Reports by Indenture Trustee to Holders    92
Section 11.16. Representations and Warranties of Indenture Trustee    92
Section 11.17. The Issuer Indemnification of the Indenture Trustee    93
Section 11.18. Indenture Trustee’s Application for Instructions from the Issuer    93

Section 11.19. [Reserved]    93
Section 11.20. Maintenance of Office or Agency    93
Section 11.21. Concerning the Rights of the Indenture Trustee    94
Section 11.22. Direction to the Indenture Trustee    94
ARTICLE 12. DISCHARGE OF INDENTURE    94
Section 12.1. Satisfaction and Discharge of Indenture    94
Section 12.2. Application of Issuer Money    94
Section 12.3. Repayment of Moneys Held by Paying Agent    95
Section 12.4. [Reserved]    95
Section 12.5. Final Payment    95

(continued)
Page
Section 12.6. Termination Rights of Issuer    96
Section 12.7. Repayment to the Issuer    96
ARTICLE 13. AMENDMENTS    96
Section 13.1. Supplemental Indentures without Consent of the Noteholders    96
Section 13.2. Supplemental Indentures with Consent of Noteholders    97
Section 13.3. Execution of Supplemental Indentures    99
Section 13.4. Effect of Supplemental Indenture    99
Section 13.5. [Reserved]    99
Section 13.6. [Reserved]    99
Section 13.7. [Reserved]    99
Section 13.8. Revocation and Effect of Consents.    99
Section 13.9. Notation on or Exchange of Securities Following Amendment    100
Section 13.10. The Indenture Trustee to Sign Amendments, etc    100
ARTICLE 14. REDEMPTION AND REFINANCING OF NOTES    100
Section 14.1. Redemption and Refinancing    100
Section 14.2. Form of Redemption Notice    101
Section 14.3. Notes Payable on Redemption Date    101
ARTICLE 15. MISCELLANEOUS    102
Section 15.1. Compliance Certificates and Opinions, etc    102
Section 15.2. Form of Documents Delivered to Indenture Trustee    103
Section 15.3. Acts of Noteholders and Certificateholders    104
Section 15.4. Notices    105
Section 15.5. Notices to Noteholders and Certificateholders; Waiver    105
Section 15.6. Alternate Payment and Notice Provisions    106
Section 15.7. [Reserved]    106
Section 15.8. Effect of Headings and Table of Contents    106
Section 15.9. Successors and Assigns.    106
Section 15.10. Separability of Provisions    106
Section 15.11. Benefits of Indenture    106

Section 15.12. Legal Holidays    106
Section 15.13. GOVERNING LAW; JURISDICTION    107
Section 15.14. Counterparts; Electronic Execution    107
Section 15.15. Recording of Indenture    107
Section 15.16. Issuer Obligation    107
Section 15.17. No Bankruptcy Petition Against the Issuer    108
Section 15.18. No Joint Venture    108
Section 15.19. Rule 144A Information    108
Section 15.20. No Waiver; Cumulative Remedies    108
Section 15.21. Third-Party Beneficiaries    108
Section 15.22. Merger and Integration    109
Section 15.23. Rules by the Indenture Trustee    109
Section 15.24. Duplicate Originals    109

(continued)
Page
Section 15.25. Waiver of Trial by Jury    109
Section 15.26. No Impairment    109

(continued)
Page

Exhibits and Schedules:
Exhibit A:    Form of Release and Reconveyance of Trust Estate Exhibit B:    [Reserved]
Exhibit C:    Form of Class A Restricted Global Note Exhibit D:    Form of Monthly Report
Exhibit E:    Form of Certificate

Schedule 1    Amortization Schedule Schedule 2    Custody Account Allocations
Schedule 3    Perfection Representations, Warranties and Covenants Schedule 4    List of Proceedings

-vi-
INDENTURE, dated as of December 20, 2021, between OPORTUN RF, LLC, a Delaware limited liability company, as issuer (the “Issuer”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as Indenture Trustee, as Securities Intermediary and as Depositary Bank.
W I T N E S S E T H:
WHEREAS, the Issuer has duly executed and delivered this Indenture to provide for the issuance of Securities, issuable as provided in this Indenture; and
WHEREAS, all things necessary to make this Indenture a legal, valid and binding agreement of the Issuer, enforceable in accordance with its terms, have been done, and the Issuer proposes to do all the things necessary to make the Securities, when executed by the Issuer and authenticated and delivered by the Indenture Trustee hereunder and duly issued by the Issuer, the legal, valid and binding obligations of the Issuer as hereinafter provided.
NOW, THEREFORE, for and in consideration of the premises and the receipt of the Securities by the Holders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:
GRANTING CLAUSE
The Issuer hereby grants to the Indenture Trustee at the Closing Date, for the benefit of the Indenture Trustee, the Noteholders, the Certificateholders and any other Person to which any Secured Obligations are payable (the “Secured Parties”), to secure the Secured Obligations, a continuing Lien on and security interest in all of the Issuer’s right, title and interest in, to and under the following property whether now owned or hereafter acquired, now existing or hereafter created and wherever located: (a) all Underlying Securities, and any and all monies due or to become due thereunder; (b) the Payment Account, each other Securities Account, and any other account maintained by the Indenture Trustee pursuant hereto (each such account, a “Trust Account”), all monies from time to time deposited therein and all money, instruments, investment property and other property from time to time credited thereto or on deposit therein; (c) all certificates and instruments, if any, representing or evidencing any or all of the Trust Accounts or the funds on deposit therein from time to time; (d) all investments made at any time and from time to time with moneys in the Trust Accounts; (e) the Purchase Agreements; (f) all accounts, chattel paper, commercial tort claims, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas and other minerals,

(g) all additional property that may from time to time hereafter be subjected to the grant and pledge made by the Issuer or by anyone on its behalf; (h) all present and future claims, demands, causes and choses in action and all payments on or under the foregoing; and (i) all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of all of the foregoing and the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the “Trust Estate”).
The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Secured Obligations, equally and ratably without prejudice, priority or distinction except as set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.
The Issuer hereby assigns to the Indenture Trustee all of the Issuer’s power to authorize an amendment to the financing statement filed with the Delaware Secretary of State relating to the security interest granted to the Issuer by the Seller pursuant to each Purchase Agreement; provided, however, that the Indenture Trustee shall be entitled to all the protections of Article 11, including Sections 11.1(g) and 11.2(k), in connection therewith, and the obligations of the Issuer under Sections 8.2(i) and 8.3(j) shall remain unaffected.
The Indenture Trustee, for the benefit of the Secured Parties, hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and the Lien on the Trust Estate conveyed by the Issuer pursuant to the Grant, declares that it shall maintain such right, title and interest, upon the trust set forth, for the benefit of all Secured Parties, subject to Sections 11.1 and 11.2, and agrees to perform its duties required in this Indenture in accordance with the terms of this Indenture.
DESIGNATION
(a)    There are hereby created notes and subordinate residual certificates to be issued pursuant to this Indenture and such notes and subordinate residual certificates shall be substantially in the form of Exhibit C and E, respectively, hereto, executed by or on behalf of the Issuer and authenticated by the Indenture Trustee and designated generally Asset Backed Notes, Class A, which notes shall include any Additional Notes (the “Class A Notes” or the “Notes”), and Asset Backed Certificates (the “Certificates” and, together with the Notes, the “Securities”)). The Class A Notes shall be issued in minimum denominations of $100,000 and integral multiples of
$1,000 in excess thereof, and the Certificates shall be issued in minimum percentage interests of 5% with no minimum incremental percentage interests in excess thereof.
(b)    The Certificates shall be subordinate to the Class A Notes to the extent described herein.
ARTICLE 1.

DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.1. Definitions.    Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the following meanings:

“2019-A Certificates” means the residual certificates issued by the 2019-A Issuer under the 2019-A Indenture and assigned CUSIP Number 68377F 108.
“2019-A Indenture” means the Base Indenture as supplemented by the Series 2019-A Supplement, each dated as of August 1, 2019, between the 2019-A Issuer, and Wilmington Trust, National Association, as trustee, securities intermediary and depositary bank, as amended, restated, modified or supplemented from time to time.
“2019-A Issuer” means Oportun Funding XIII, LLC, a Delaware special purpose limited liability company.
“2021-A Certificates” means the residual certificates issued by the 2021-A Issuer under the 2021-A Indenture and assigned CUSIP Number 68377B 107.
“2021-A Indenture” means the Base Indenture as supplemented by the Series 2021-A Supplement, each dated as of March 8, 2021, between the 2021-A Issuer, and Wilmington Trust, National Association, as trustee, securities intermediary and depositary bank, as amended, restated, modified or supplemented from time to time.
“2021-A Issuer” means Oportun Funding XIV, LLC, a Delaware special purpose limited liability company.
“2021-A Transaction Documents” means the “Transaction Documents” as defined in the 2021-A Indenture.
“2021-B Certificates” means the trust certificates issued by the 2021-B Issuer pursuant to the 2021-B Trust Agreement, representing the beneficial interest in the 2021-B Issuer and assigned CUSIP Number 68377G AE6.
“2021-B Indenture” means the Indenture, dated as of May 10, 2021, between the 2021-B Issuer, and Wilmington Trust, National Association, as indenture trustee, securities intermediary and depositary bank, as amended, restated, modified or supplemented from time to time.
“2021-B Issuer” means Oportun Issuance Trust 2021-B, a Delaware statutory trust.
“2021-B Transaction Documents” means the “Transaction Documents” as defined in the 2021-B Indenture.
“2021-B Trust Agreement” means the Amended and Restated Trust Agreement relating to the 2021-B Issuer, dated as of May 10, 2021, among Oportun Depositor, LLC, as depositor, Wilmington Savings Fund Society, FSB, as owner trustee, and PF Servicing, LLC, as administrator, as amended, restated, modified or supplemented from time to time.
“2021-C Certificates” means the trust certificates issued by the 2021-C Issuer pursuant to the 2021-C Trust Agreement, representing the beneficial interest in the 2021-C Issuer and assigned CUSIP Number 68377W 101.
“2021-C Indenture” means the Indenture, dated as of October 28, 2021, between the 2021- C Issuer, and Wilmington Trust, National Association, as indenture trustee, securities intermediary and depositary bank, as amended, restated, modified or supplemented from time to time.
“2021-C Issuer” means Oportun Issuance Trust 2021-C, a Delaware statutory trust.

“2021-C Transaction Documents” means the “Transaction Documents” as defined in the 2021-C Indenture.
“2021-C Trust Agreement” means the Amended and Restated Trust Agreement relating to the 2021-C Issuer, dated as of October 28, 2021, among Oportun Depositor, LLC, as depositor, Wilmington Savings Fund Society, FSB, as owner trustee, and PF Servicing, LLC, as administrator, as amended, restated, modified or supplemented from time to time.
“2022-A Certificates” means the trust certificates issued by the 2022-A Issuer pursuant to the 2022-A Trust Agreement, representing the beneficial interest in the 2022-A Issuer and assigned CUSIP Number 68378N AE0.
“2022-A Class D Notes” means the Class D notes issued by the 2022-A Issuer pursuant to the 2022-A Indenture and assigned CUSIP Number 68378N AD2.
“2022-A Indenture” means the Indenture, dated as of May 23, 2022, between the 2022-A Issuer, and Wilmington Trust, National Association, as indenture trustee, securities intermediary and depositary bank, as amended, restated, modified or supplemented from time to time.
“2022-A Issuer” means Oportun Issuance Trust 2022-A, a Delaware statutory trust. “2022-A Purchase Agreement” means the Security Purchase Agreement (2022-A), dated as of the 2022-A Purchase Date, among the Seller and the Issuer, relating to the purchase by the Issuer of the 2022-A Class D Notes and the 2022-A Certificates, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.
“2022-A Purchase Date” means May 24, 2022.
“2022-A Transaction Documents” means the “Transaction Documents” as defined in the 2022-A Indenture.
“2022-A Trust Agreement” means the Amended and Restated Trust Agreement relating to the 2022-A Issuer, dated as of May 23, 2022, among Oportun Depositor, LLC, as depositor, Wilmington Savings Fund Society, FSB, as owner trustee, and PF Servicing, LLC, as administrator, as amended, restated, modified or supplemented from time to time.
“2022-2 Certificates” means the trust certificates issued by the 2022-2 Issuer pursuant to the 2022-2 Trust Agreement, representing the beneficial interest in the 2022-2 Issuer and assigned CUSIP Number 68377H 104.
“2022-2 Issuer” means Oportun Issuance Trust 2022-2, a Delaware Statutory Trust. “2022-2 Purchase Date” means July 28, 2022.
“2022-2 Release Date” means December 20, 2023.
“2022-2 Trust Agreement” means the Amended and Restated Trust Agreement relating to the 2022-2 Issuer, dated as of July 22, 2022, among Oportun Depositor, LLC, as depositor, Wilmington Savings Fund Society, FSB, as owner trustee, and PF Servicing, LLC, as administrator, as amended, restated, modified or supplemented from time to time.

“Additional Notes” means any Notes issued after the Closing Date in accordance with Section 3.1.
“Additional Principal Payment Percentage” means:
(I)    for any Payment Date up to and including the May 2024 Payment Date, (a) if the Three-Month Average Underlying Loss Percentage for such Payment Date is less than or equal to 15.0%, 0%, and (b) if the Three-Month Average Underlying Loss Percentage for such Payment Date is greater than 15.0%, 100.0%; and
(II)    for any Payment Date on or after the June 2024 Payment Date, (a) if the Three- Month Average Underlying Loss Percentage for such Payment Date is less than or equal to 13.0%, 0.0%, (b) if the Three-Month Average Underlying Loss Percentage for such Payment Date is greater than 13.0% but less than or equal to 14.0%, 50.0%, (c) if the Three-Month Average Underlying Loss Percentage for such Payment Date is greater than 14.0% but less than or equal to 15.0%, 75.0%, and (d) if the Three-Month Average Underlying Loss Percentage for such Payment Date is greater than 15.0%, 100.0%.
“Adjusted Leverage Ratio” means, on any date of determination, the ratio of (i) Adjusted Liabilities minus Excluded Liabilities to (ii) Tangible Net Worth.
“Adjusted Leverage Ratio Covenant” means that the Parent will have a maximum Adjusted Leverage Ratio of 3.5:1.
“Adjusted Liabilities” means, on any date of determination, the excess of total Liabilities over the amount of any asset-backed securities that would appear as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
“Administration Fee” means the fee payable to the Administrator pursuant to the Administrative Services Agreement.
“Administrative Services Agreement” means the Administrative Services and Premises Agreement, dated as of the Closing Date, between the Issuer and the Administrator, as amended, supplemented or otherwise modified from time to time.
“Administrator” means Oportun, as administrator of the Issuer pursuant to the Administrative Services Agreement.
“Administrator Default” has the meaning specified in the Administrative Services Agreement.
“Adverse Claim” means a Lien on any Person’s assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person’s assets or properties), other than a Permitted Encumbrance.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise.
“Agent” means any Transfer Agent and Registrar or Paying Agent.
“Alternative Rate” means, for any day, the sum of a per annum rate equal to the sum of (i) the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board

(including any such successor, “H.15(519)”) for such day opposite the caption “Federal Funds (Effective)” and (ii) 0.50%. If on any relevant day such rate is not yet published in H. 15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the “Composite 3:30 p.m. Quotations”) for such day under the caption “Federal Funds Effective Rate.” If on any relevant day the appropriate rate is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Calculation Agent of the rates for the last transaction in overnight Federal funds arranged before 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Calculation Agent.
“Amortization Schedule” means the schedule of Payment Dates and corresponding Scheduled Note Principal Amounts attached hereto as Schedule 1, as amended from time to time with the prior written consent of the Noteholders.
“Applicable Margin” shall have the meaning set forth in the Fee Letter. “Applicants” has the meaning specified in Section 4.2(b).
“Available Funds” means, with respect to any Monthly Period and the Payment Date related thereto, the sum of the following, without duplication: (a) any Underlying Payments received in respect of the Underlying Securities on the Underlying Payment Date immediately following such Monthly Period and deposited into the Payment Account on such Underlying Payment Date; and (b) any Investment Earnings received with respect to the Trust Estate.
“Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Indenture as of such date.
“Bankruptcy Code” means the United States Bankruptcy Code, Title 11, United States, as amended.
“Benchmark” means, effective as of May 24, 2022, Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of Section 5.13.
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Required Noteholders, in consultation with the Issuer, for the applicable Benchmark Replacement Date:
(1)    the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; or
(2)    the sum of: (a) the alternate benchmark rate that has been selected by the Required Noteholders and the Issuer as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment.
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Indenture and the other Transaction Documents.
The Required Noteholders shall use commercially reasonable efforts to satisfy any applicable IRS guidance, including Proposed Treasury Regulation 1.1001-6 and any future guidance, to the effect that a Benchmark Replacement will not result in a deemed exchange for
U.S. federal income Tax purposes of any Class A Note hereunder.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:
(1)    for purposes of clause (1) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Required Noteholders:
(a)    the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; and
(b)    the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and
(2)    for purposes of clause (2) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Required Noteholders and the Issuer for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time;
provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Required Noteholders in their reasonable discretion.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 5.13 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 5.13.
“Benefit Plan Investor” mean an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, a “plan” as described in Section 4975 of the Code, which is subject to Section 4975 of the Code, or an entity deemed to hold plan assets of any of the foregoing.
“Book-Entry Notes” means Notes in which beneficial interests are owned and transferred through book entries by a Clearing Agency as described in Section 2.16; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book- Entry Notes.
“Business Day” means any day that DTC is open for business at its office in New York City and any day other than a Saturday, Sunday or other day on which banking institutions or trust companies in the States of California, Florida, Illinois, Missouri, New York or Texas are authorized or obligated by Law to be closed.
“Calculation Agent” means the party designated as such by the Issuer from time to time, with the written consent of the Required Noteholders; initially, the Administrator. The compensation payable to the Administrator for the services performed by the Calculation Agent hereunder shall be included in the Administration Fee.
“Capitalized Lease” of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.
“Cash Equivalents” means (a) securities with maturities of one hundred twenty (120) days or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one hundred twenty (120) days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor’s or P-1 or the equivalent thereof by Moody’s and in either case maturing within ninety (90) days after the day of acquisition, (e) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by Standard & Poor’s or A by Moody’s, (f) securities with maturities of ninety (90) days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or, (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.
“Certificateholder” means a Holder of a Certificate.
“Certificates” has the meaning specified in paragraph (a) of the Designation. “Class A Additional Interest” has the meaning specified in Section 5.12(a). “Class A Deficiency Amount” has the meaning specified in Section 5.12(a). “Class A Monthly Interest” has the meaning specified in Section 5.12(a).
“Class A Note Rate” means, with respect to any Interest Period, a variable rate per annum equal to the sum of (i) the Benchmark applicable to such Interest Period (or if the Alternative Rate applies pursuant to Section 5.13, the Alternative Rate) plus (ii) the Applicable Margin.
“Class A Noteholder” means a Holder of a Class A Note.
“Class A Notes” has the meaning specified in paragraph (a) of the Designation.
“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act or any successor provision thereto.
“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.
“Closing Date” means December 20, 2021.
“Code” means the Internal Revenue Code of 1986, as amended, and the rules and Treasury Regulations promulgated thereunder.
“Commission” means the U.S. Securities and Exchange Commission, and its successors. “Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Required Noteholders, in consultation with the Issuer, decide may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof in a manner substantially consistent with market practice (or, if the Required Noteholders decide that adoption of any portion of such market practice is not administratively feasible or if the Required Noteholders determine that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Required Noteholders, in consultation with the Issuer, decide is reasonably necessary in connection with the administration of this Indenture and the other Transaction Documents).
“Consolidated Parent” means initially, Oportun Financial Corporation, a Delaware corporation, and any successor to Oportun Financial Corporation as the indirect or direct parent of Oportun, the financial statements of which are for financial reporting purposes consolidated with Oportun in accordance with GAAP, or if there is none, then Oportun.
“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.
“Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.
“Corporate Trust Office” means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 1100 N. Market Street, Wilmington, DE 19890, Attention: Corporate Trust Administration.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Credit Risk Retention Rules” means Regulation RR (17 C.F.R. Part 246), as such rule may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Department of Treasury, the Federal Reserve System, the Federal Deposit Insurance Corporation, the Federal Housing Finance Agency, the Securities and Exchange Commission and the Department of Housing and Urban Development in the adopting release (79 F.R. 77601 et seq.) or by the staff of any such agency, or as may be provided by any such agency or its staff from time to time, in each case, as effective from time to time.
“Custody Account” means each of the First Priority Custody Account and the Second Priority Custody Account.
“Custody Agreement” means the Custody Agreement, dated as of December 20, 2021, between the Issuer and Wilmington Trust, National Association, as custodian, as amended, supplemented or otherwise modified from time to time.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Required Noteholders in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Required Noteholders decide that any such convention is not administratively feasible, then the Required Noteholders may establish another convention in their reasonable discretion.
“Default” means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default, an Administrator Default or a Rapid Amortization Event.
“Definitive Notes” has the meaning specified in Section 2.16(i). “Depository” means the Clearing Agency.

Date.

“Depository Agreement” means the agreement among the Issuer and the Clearing Agency. “Determination Date” means the third Business Day prior to each Underlying Payment

“Dollars” and the symbol “$” mean the lawful currency of the United States. “DTC” means The Depository Trust Company.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person; (ii) any trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person; or (iii) any member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person.
“ERISA Event” means any of the following: (i) the failure to satisfy the minimum funding standard under Section 302 of ERISA or Section 412 of the Code with respect to any Pension Plan;
(ii) the filing by the Pension Benefit Guaranty Corporation or a plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or grounds to appoint a trustee to administer any Pension Plan; (iii) the complete withdrawal or partial withdrawal by any Person or any of its ERISA Affiliates from any Multiemployer Plan; (iv) any “reportable event” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Pension Plan (other than an event for which the 30-day notice period is waived), (v) the commencement of proceedings by the Pension Benefit Guaranty Corporation to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the termination of any Pension Plan (vi) the receipt by the Issuer, the Seller or any ERISA Affiliate of any notice concerning a determination that a Multiemployer Plan is, or is expected to be insolvent within the meaning of Title IV of ERISA; or (vii) the imposition of any liability under Title IV of ERISA, other than for Pension Benefit Guaranty Corporation premiums due but not delinquent under Section 4007 of ERISA, upon any Person or any of its ERISA Affiliates with respect to a Pension Plan.
“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:
(a)    a Proceeding shall be commenced, without the application or consent of such Person, before any Governmental Authority, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or adjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and in the case of any Person, such Proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy Laws or other similar Laws now or hereafter in effect; or
(b)    such Person shall (i) consent to the institution of (except as described in the proviso to clause (a) above) any Proceeding or petition described in clause (a) of this definition, or (ii) commence a voluntary Proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar Law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.
“Event of Default” has the meaning specified in Section 10.1.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Liabilities” means the aggregate outstanding balance of all consumer loans that
(i) have been sold or transferred for legal purposes by the Seller or any Affiliate thereof to unaffiliated third party purchasers in whole loan sale transactions or similar transfers in respect of which a legal true sale opinion has been obtained by the Seller and (ii) notwithstanding such sale or transfer for legal purposes, would be included as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP as part of the line item “Liabilities—Asset-backed borrowings at amortized cost,” which aggregate outstanding balance will be certified as of the end of each Monthly Period in an Officer’s Certificate of the chief financial officer of the Parent furnished to the Noteholders on or before the related Payment Date, commencing with the March 2024 Payment Date.
“FATCA” means the Foreign Account Tax Compliance Act provisions, sections 1471 through to 1474 of the Code (including any regulations or official interpretations issued with respect thereof or agreements thereunder and any amended or successor provisions).
“FATCA Withholding Tax” means any withholding or deduction required pursuant to FATCA.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.
“Fee Letter” shall mean that fee letter by and between Jefferies Funding LLC and the Issuer, dated December 20, 2021, as amended, restated, modified or supplemented from time to time.
“Financial Covenants” means each of the Leverage Ratio Covenant, the Adjusted Leverage Ratio Covenant, the Tangible Net Worth Covenant and the Liquidity Covenant.
“First Priority Custody Account” means the securities custody account separately established by the Issuer with Wilmington Trust, National Association pursuant to the Custody
Agreement in which the Issuer maintains the percentage interest of each Underlying Security specified on Schedule 2 hereto.
“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31.
“Fitch” means Fitch, Inc.
“Floor” means a rate of interest equal to 0.00%.

“Flow-through Entity” has the meaning specified in Section 2.6(e)(iii).
“GAAP” means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended, and with respect to determinations or calculations to be made by a Person, applied on a basis consistent with the most recent audited financial statements of Consolidated Parent before the Closing Date.
“Global Note” has the meaning specified in Section 2.19.
“Governmental Authority” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.
“Grant” means the Issuer’s grant of a Lien on the Trust Estate as set forth in the Granting Clause of this Indenture.
“Holder” means the Person in whose name a Note or Certificate is registered in the Register.
“Indebtedness” means, with respect to any Person, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person’s business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by Liens on or payable out of the proceeds or production from, property now or hereafter owned or acquired by such Person,
(iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease obligations and (vi) obligations of another Person of a type described in clauses (i) through
(v) above, for which such Person is obligated pursuant to a guaranty, put or similar arrangement.
“Indenture” means this Indenture dated as of the Closing Date, between the Issuer and the Indenture Trustee, Securities Intermediary and Depositary Bank, as amended, restated, modified or supplemented from time to time.
“Indenture Termination Date” has the meaning specified in Section 12.1.
“Indenture Trustee” means initially Wilmington Trust, National Association, acting in such capacity under this Indenture, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee appointed in accordance with the provisions of this Indenture.
“Independent” means, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.
“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 15.1, prepared by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Indenture and that the signer is Independent within the meaning thereof.
“Initial Purchase Agreement” means the Certificate Purchase Agreement, dated as of the Closing Date, among the Seller and the Issuer, relating to the purchase by the Issuer of the 2019- A Certificates, the 2021-A Certificates, the 2021-B Certificates and the 2021-C Certificates, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.
“Initial Purchaser” means Jefferies Funding LLC.
“Interest Period” means, with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.
“Investment Company Act” means the Investment Company Act of 1940, as amended. “Investment Earnings” means all interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Trust Accounts.
“Issuer” has the meaning specified in the preamble of this Indenture.
“Issuer LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Issuer, dated as of December 20, 2021, as further amended, supplemented or otherwise modified from time to time.
“Issuer Order” and “Issuer Request” means a written order or request signed in the name of the Issuer by any one of its Responsible Officers and delivered to the Indenture Trustee.
“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.
“Legal Final Payment Date” means the latest Payment Date listed on the Amortization Schedule.
“Leverage Ratio” means, on any date of determination, the ratio of (i) Liabilities minus Excluded Liabilities to (ii) Tangible Net Worth.
“Leverage Ratio Covenant” means that the Parent will have a maximum Leverage Ratio of
11.5:1.
“Liabilities” means, on any date of determination, the total liabilities which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
“Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable Law of any
“Limited Guaranty” means the Limited Guaranty, dated as of December 20, 2021, between Oportun and the Indenture Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.
“Liquidity Covenant” means that the Seller will have a minimum liquidity of $10,000,000, equal to unrestricted cash or Cash Equivalents.
“Material Adverse Effect” means any event or condition which would have a material adverse effect on (i) the Underlying Securities or Underlying Payments, (ii) the condition (financial or otherwise), businesses or properties of the Issuer or the Seller, (iii) the ability of the Issuer or the Seller to perform its respective obligations under the Transaction Documents or the ability of the Administrator to perform its obligations under the Administrative Services Agreement or (iv) the interests of the Indenture Trustee or any Secured Party in the Trust Estate or under the Transaction Documents.
“Minimum Principal Payment Amount” means, for any Payment Date, the “Minimum Principal Payment Amount” specified therefor on the Amortization Schedule.
“Monthly Period” means the period from and including the first day of a calendar month to and including the last day of such calendar month; provided, however, that the first Monthly Period shall be the period from and including the Closing Date to and including December 31, 2021.
“Monthly Report” means a report substantially in the form attached as Exhibit D or in such other form as the Administrator may determine necessary or desirable (with prior consent of the Indenture Trustee); provided, however, that no such other agreed form shall serve to exclude information expressly required by this Indenture.
“Moody’s” means Moody’s Investors Service, Inc.
“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA with respect to which the Seller, the Issuer or any of their respective ERISA Affiliates is making, is obligated to make, or has made or been obligated to make, contributions.
“Note Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).
“Note Principal Amount” means on any date of determination the then outstanding principal amount of the Notes.
“Note Purchase Agreement” means the agreement by and among the Initial Purchaser, Oportun and the Issuer, dated December 20, 2021, pursuant to which the Initial Purchaser agreed to purchase an interest in the Class A Notes from the Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time.
“Note Rate” means the Class A Note Rate.

“Noteholder” means with respect to any Note, the holder of record of such Note. “Notes” has the meaning specified in paragraph (a) of the Designation. “NYFRB” means the Federal Reserve Bank of New York.
“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Officer’s Certificate” means a certificate signed by any Responsible Officer of the Person providing the certificate.
“Opinion of Counsel” means one or more written opinions of counsel to the Issuer or the Seller who (except in the case of opinions regarding matters of organizational standing, power and authority, conflict with organizational documents, conflict with agreements other than Transaction Documents, qualification to do business, licensure and litigation or other Proceedings) shall be external counsel, satisfactory to the Indenture Trustee, which opinions shall comply with any applicable requirements of Section 15.1, and shall be in form and substance satisfactory to the Indenture Trustee, and shall be addressed to the Indenture Trustee. An Opinion of Counsel may, to the extent same is based on any factual matter, rely on an Officer’s Certificate as to the truth of such factual matter.
“Oportun” means Oportun, Inc., a Delaware corporation. “Parent” means Oportun Financial Corporation.
“Paying Agent” means any paying agent appointed pursuant to Section 2.7 and shall initially be the Indenture Trustee.
“Payment Account” means the account established as such for the benefit of the Secured Parties pursuant to Section 5.3(c).
“Payment Date” means the second (2nd) Business Day immediately following each Underlying Payment Date, commencing on January 12, 2022.
“Pension Plan” means an “employee pension benefit plan” as described in Section 3(2) of ERISA (excluding a Multiemployer Plan) that is subject to Title IV of ERISA or Section 302 of ERISA or 412 of the Code, and in respect of which the Issuer, the Seller or any ERISA Affiliate thereof is, or at any time during the immediately preceding six (6) years was, an “employer” as defined in Section 3(5) of ERISA, or with respect to which the Issuer, the Seller or any of their respective ERISA Affiliates has any liability, contingent or otherwise.
“Perfection Representations” means the representations, warranties and covenants set forth in Schedule 3 attached hereto.
“Periodic Term SOFR Determination Day” has the meaning specified in in the definition of “Term SOFR.”
“Permitted Encumbrance” means (a) with respect to the Issuer, any item described in clause (i), (iv) or (vi) of the following, and (b) with respect to the Seller, any item described in clauses (i) through (vi) of the following:

(i)    Liens for taxes and assessments that are not yet due and payable or that are being contested in good faith and for which reserves have been established, if required in accordance with GAAP;
(ii)    Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Seller shall at any time in good faith be prosecuting an appeal or proceeding for a review and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;
(iii)    Liens incidental to the conduct of business or the ownership of properties and assets (including mechanics’, carriers’, repairers’, warehousemen’s and statutory landlords’ liens and liens to secure the performance of leases) and Liens to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money, provided in each case, the obligation secured is not overdue, or, if overdue, is being contested in good faith by appropriate actions or Proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;
(iv)    Liens in favor of the Indenture Trustee, or otherwise created by the Issuer, the Seller or the Indenture Trustee pursuant to the Transaction Documents;
(v)    Liens that, in the aggregate do not exceed $250,000 (such amount not to include Permitted Encumbrances under clauses (i) through (iv) or (vi)) and which, individually or in the aggregate, do not materially interfere with the rights under the Transaction Documents of the Indenture Trustee or any Noteholder or Certificateholder in any of the Trust Estate; and
(vi)    any Lien created in favor of the Issuer or the Seller in connection with the purchase of the Underlying Securities by the Issuer or the Seller and covering such Underlying Securities.
“Permitted Investments” means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form and that evidence:
(a)    direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States;
(b)    demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the Laws of the United States or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from a Rating Agency in the highest investment category granted thereby;
(c)    commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Fitch of “F2” or the equivalent thereof from Moody’s or Standard & Poor’s; or

(d)    only to the extent permitted by Rule 3a-7 under the Investment Company Act, investments in money market funds having a rating from Fitch of “AA” or, to the extent not rated by Fitch, rated in the highest rating category by Moody’s, Standard & Poor’s or another Rating Agency.
Permitted Investments may be purchased by or through the Indenture Trustee or any of its Affiliates.
“Person” means any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.
“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.
“Purchase Agreement” means each of the Initial Purchase Agreement and the 2022-A Purchase Agreement.
“QIB” has the meaning specified in Section 2.16(a)(i).
“Qualified Institution” means a depository institution or trust company:
(a)    whose commercial paper, short-term unsecured debt obligations or other short-term deposits have a rating commonly regarded as “investment grade” by at least one Rating Agency, if the deposits are to be held in the account for 30 days or less, or
(b)    whose long-term unsecured debt obligations have a rating commonly regarded as “investment grade” by at least one Rating Agency, if the deposits are to be held in the account more than 30 days.
“Rapid Amortization Event” has the meaning specified in Section 9.1.
“Rating Agency” means any nationally recognized statistical rating organization.
“Record Date” means, with respect to any Payment Date, the last Business Day of the preceding Monthly Period.
“Records” means all documents, books, records and other information in physical or electronic format (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to the Underlying Securities.
“Redemption Date” means in the case of a redemption of the Notes, the Payment Date specified by Oportun or the Issuer pursuant to Section 14.1.
“Redemption Price” means an amount as set forth in Section 14.1(b) for the redemption of the Notes.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, 5:00 p.m. (New York City time) on each Periodic Term SOFR Determination Day, and (2) if such Benchmark is not Term SOFR, the time determined by the Required Noteholders in their reasonable discretion.
“Register” has the meaning specified in Section 2.6(a). “Registered Certificates” has the meaning specified in Section 2.1. “Registered Notes” has the meaning specified in Section 2.1.
“Relevant Governmental Body” means the Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB, or any successor thereto.
“Required Certificateholders” means the holders of Certificates representing a percentage interest in excess of 50% of the Certificates outstanding.
“Required Noteholders” means the holders of the Class A Notes outstanding, voting together, representing in excess of 50% of the aggregate principal balance of the Class A Notes outstanding (or, if the Notes have been paid in full, the Required Certificateholders).
“Requirements of Law” means, as to any Person, the organizational documents of such Person and any Law applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” means (i) with respect to any Person, the member, the Chairman, the President, the Controller, any Vice President, the Secretary, the Treasurer, or any other officer of such Person or of a direct or indirect managing member of such Person, who customarily performs functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and (ii) with respect to the Indenture Trustee, in any of its capacities hereunder, a Trust Officer.
“Restricted Global Notes” has the meaning specified in Section 2.16(a)(i).
“Retained Notes” means any Notes, or interests therein, beneficially owned by the Issuer or an entity which, for U.S. federal income tax purposes, is considered the same Person as the Issuer, until such time as such Notes are the subject of an opinion pursuant to Section 2.6(d) hereof.
“Rule 144A” has the meaning specified in Section 2.16(a)(i).
“Scheduled Note Principal Amount” means, for any Payment Date, the “Scheduled Note Principal Amount” specified therefor on the Amortization Schedule.
“Scheduled Principal Payment Amount” means, for any Payment Date, an amount equal to the excess of (a) the Note Principal Amount on such Payment Date over (b) the Scheduled Note Principal Amount for such Payment Date.
“Second Priority Custody Account” means the securities custody account separately established by the Issuer with Wilmington Trust, National Association pursuant to the Custody Agreement in which the Issuer maintains the percentage interest of each Underlying Security specified on Schedule 2 hereto.
“Secured Obligations” means (i) all principal and interest, at any time and from time to time, owing by the Issuer on the Notes (including any Note held by the Seller, the Parent or any Affiliate of any of the foregoing), (ii) all amounts distributable to the Certificateholders and (iii) all costs, fees, expenses, indemnity and other amounts owing or payable by, or obligations of, the Issuer to any Person (other than any Affiliate of the Issuer) under the Indenture or the other Transaction Documents.

“Secured Parties” has the meaning specified in the Granting Clause of this Indenture.
“Securities” has the meaning specified in paragraph (a) of the Designation.
“Securities Account” means each of (i) the Payment Account, (ii) the First Priority Custody Account, and (iii) the Second Priority Custody Account.
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Intermediary” has the meaning specified in Section 5.3(e) and shall initially be Wilmington Trust, National Association, acting in such capacity under this Indenture.
“Seller” means Oportun.
“Similar Law” means applicable Law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code.
“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Solvent” means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is “solvent” within the meaning given that term and similar terms under applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Standard & Poor’s” means S&P Global Ratings.
“Subsidiary” of a Person means any other Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or any similar business organization which is so owned or controlled.
“Supplement” means a supplement to this Indenture complying with the terms of Article 13 of this Indenture.
“Tangible Net Worth” means, on any date of determination, the total shareholders’ equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less the sum of (a) all notes receivable from officers and employees of the Parent and its Subsidiaries and from affiliates of the Parent, and (b) the aggregate book value of all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, and franchises.
“Tangible Net Worth Covenant” means that the Parent will have a minimum Tangible Net Worth of $100,000,000.
“Tax Information” means information and/or properly completed and signed tax certifications and/or documentation sufficient to eliminate the imposition of or to determine the amount of any withholding of tax, including FATCA Withholding Tax.
“Tax Opinion” means with respect to any action or event, an Opinion of Counsel to the effect that, for United States federal income tax purposes, (a) such action or event will not adversely affect the tax characterization of the Notes issued to investors as debt, and (b) such action or event will not cause the Issuer to be classified as an association or publicly traded partnership, in each case, taxable as a corporation.
“Term SOFR” means the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided that if Term SOFR as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Indenture.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Required Noteholders and the Issuer).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Termination Date” means the earliest to occur of (a) the Payment Date on which the Notes, plus all other amounts due and owing to the Noteholders, are paid in full, (b) the Legal Final Payment Date and (c) the Indenture Termination Date.
“Three-Month Average Underlying Loss Percentage” means, for any Payment Date, the weighted average of the Underlying Monthly Loss Percentages over the previous three (3) Monthly Periods for all Underlying Securities that were outstanding during such Monthly Periods.
“Transaction Documents” means, collectively, this Indenture, the Notes, the Purchase Agreements, the Note Purchase Agreement, the Limited Guaranty, the Administrative Services Agreement, the Custody Agreement and any

agreements of the Issuer relating to the issuance or the purchase of any of the Notes.
“Transfer” has the meaning specified in Section 2.6(e).
“Transfer Agent and Registrar” has the meaning specified in Section 2.6 and shall initially, and so long as Wilmington Trust, National Association is acting as Indenture Trustee, be the Indenture Trustee.
“Trust Account” has the meaning specified in the Granting Clause to this Indenture, which accounts are under the sole dominion and control of the Indenture Trustee.
“Trust Estate” has the meaning specified in the Granting Clause of this Indenture.
“Trust Officer” means any officer within the Corporate Trust Office (or any successor group of the Indenture Trustee), including any Vice President, any Director, any Managing Director, any Assistant Vice President or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any individual who at the time shall be an above-designated officer and is directly responsible for the day-to-day administration of the transactions contemplated herein.
“Trustee Fees and Expenses” means, for any Payment Date, the amount of accrued and unpaid fees, indemnity amounts and reasonable out-of-pocket expenses, not in excess of $150,000 per calendar year for the Indenture Trustee (including in its capacity as Agent), the Securities Intermediary and the Depositary Bank (or, if an Event of Default or other Rapid Amortization Event has occurred and is continuing, without limit).
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“UCC” means, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Underlying Indenture” means the 2021-A Indenture, the 2021-B Indenture, the 2021-C Indenture or the 2022-A Indenture, as applicable.
“Underlying Issuer” means the 2021-A Issuer, the 2021-B Issuer, the 2021-C Issuer or the 2022-A Issuer, as applicable.
“Underlying Monthly Loss Percentage” means, for any Underlying Issuer, the “Monthly Loss Percentage” as defined in the applicable Underlying Indenture.
“Underlying Payment Date” means with respect to any Underlying Security, means the eighth (8th) day of each calendar month, or if such eighth (8th) day is not a Business Day, the next succeeding Business Day.
“Underlying Payments” means, with respect to any Underlying Securities, any payments or distributions made in respect of such Underlying Securities in accordance with the applicable Underlying Transaction Documents.

“Underlying Securities” means, collectively, the 2021-A Certificates, the 2021-B Certificates, the 2021-C Certificates and the 2022-A Certificates.
“Underlying Transaction Documents” means the 2021-A Transaction Documents, the 2021-B Transaction Documents, the 2021-C Transaction Documents and the 2022-A Transaction Documents, as applicable.
“U.S.” or “United States” means the United States of America and its territories. “written” or “in writing” means any form of written communication, including, without limitation, by means of e-mail, telex or telecopier device.
Section 1.2. [Reserved].
Section 1.3. Cross-References. Unless otherwise specified, references in this Indenture and in each other Transaction Document to any Article or Section are references to such Article or Section of this Indenture or such other Transaction Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.
Section 1.4. Accounting and Financial Determinations; No Duplication. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Indenture, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Indenture, in accordance with GAAP. When used herein, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Transaction Documents shall be made without duplication.
Section 1.5. Rules of Construction. In this Indenture, unless the context otherwise requires:
(i)    “or” is not exclusive;
(ii)    the singular includes the plural and vice versa;
(iii)    reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;
(iv)    reference to any gender includes the other gender;
(v)    reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;
(vi)    “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; and
(vii)    with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding.”
Section 1.6. Other Definitional Provisions.
(a)    All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Capitalized terms used but not defined herein shall have the respective meaning given to such term in the Servicing Agreement.
(b)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; and Section, subsection, Schedule and Exhibit references contained in this Indenture are references to Sections, subsections, Schedules and Exhibits in or to this Indenture unless otherwise specified.
(c)    Terms used herein that are defined in the New York Uniform Commercial Code and not otherwise defined herein shall have the meanings set forth in the New York Uniform Commercial Code, unless the context requires otherwise. Any reference herein to a “beneficial interest” in a security also shall mean, unless the context requires otherwise, a security entitlement with respect to such security, and any reference herein to a “beneficial owner” or “beneficial holder” of a security also shall mean, unless the context requires otherwise, the holder of a security entitlement with respect to such security. Any reference herein to money or other property that is to be deposited in or is on deposit in a securities account shall also mean that such money or other property is to be credited to, or is credited to, such securities account.
ARTICLE 2.

THE SECURITIES
Section 2.1. Designation and Terms of Securities. Subject to Sections 2.16 and 2.19, the Notes shall be issued in fully registered form (the “Registered Notes”), the Certificates shall be issued in definitive, fully registered form (the “Registered Certificates”), and Registered Notes and Registered Certificates shall be substantially in the form of exhibits with respect thereto attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such restrictions, legends or endorsements placed thereon and shall bear, upon their face, the designation for such series to which they belong so selected by the Issuer, all as determined by the Responsible Officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.
Section 2.2. [Reserved].
Section 2.3. [Reserved].
Section 2.4. Execution and Authentication.
(a)    Each Security shall be executed by manual or facsimile signature by the Issuer. Securities bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Securities or does not hold such office at the date of such Securities. No Securities shall be entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein, duly executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.
(b)    The Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Securities having the terms specified herein, upon the receipt of an Issuer Order, to the purchasers thereof, the underwriters for sale or to the Issuer for initial retention by it. The Issuer shall execute and the Indenture Trustee shall authenticate and deliver each Global Note that is issued upon original issuance thereof, upon the receipt of an Issuer Order against payment of the purchase price therefor. The Issuer shall execute and the Indenture Trustee shall authenticate Book-Entry Notes that are issued upon original issuance thereof, upon the receipt of an Issuer Order, to a Clearing Agency or its nominee as provided in Section 2.16 against payment of the purchase price thereof.
(c)    All Securities shall be dated and issued as of the date of their authentication. Section 2.5. Authenticating Agent.
(a)    The Indenture Trustee may appoint one or more authenticating agents with respect to the Securities which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Securities in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Securities. Whenever reference is made in this Indenture to the authentication of Securities by the Indenture Trustee or the Indenture Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Issuer.
(b)    Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such authenticating agent.
(c)    An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee or the Issuer, the Indenture Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent.
(d)    The Issuer agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 2.5.
(e)    Pursuant to an appointment made under this Section 2.5, the Securities may have endorsed thereon, in lieu of the Indenture Trustee’s certificate of authentication, an alternate certificate of authentication in substantially the following form:
This is one of the [notes/certificates] described in the Indenture.
[Name of Authenticating Agent], as Authenticating Agent
for the Indenture Trustee,

By:     Responsible Officer
Section 2.6. Registration of Transfer and Exchange of Securities.
(a)    (i) The Indenture Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the “Transfer Agent and Registrar”), in accordance with the provisions of Section 2.6(c), a register (the “Register”) in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Securities and registrations of transfers and exchanges of the Securities as herein provided. The Indenture Trustee is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Securities and transfers and exchanges of the Securities as herein provided. If a Person other than the Indenture Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Transfer Agent and Registrar and of the location, and any change in the location, of the Register, and the Indenture Trustee shall have the right to inspect the Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Transfer Agent and Registrar by a Responsible Officer thereof as to the names and addresses of the Holders of the Securities and the principal amounts or par values and number of such Securities. If any form of Note is issued as a Global Note, the Indenture Trustee may appoint a co-transfer agent and co-registrar in a European city. Any reference in this Indenture to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Indenture Trustee shall be permitted to resign as Transfer Agent and Registrar upon thirty
(30) days’ written notice to Administrator and the Issuer. In the event that the Indenture Trustee shall no longer be the Transfer Agent and Registrar, the Issuer shall appoint a successor Transfer Agent and Registrar.
(ii)    Upon surrender for registration of transfer of any Security at any office or agency of the Transfer Agent and Registrar, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, subject to the provisions of Section 2.6(b), and the Indenture Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Indenture Trustee, in which case the Transfer Agent and Registrar shall) deliver and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Securities in authorized denominations of like aggregate principal amount or aggregate par value, as applicable.
(iii)    All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
(iv)    At the option of any Holder of Registered Notes, Registered Notes may be exchanged for other Registered Notes in authorized denominations of like aggregate principal amounts or aggregate par values in the manner specified herein, upon surrender of the Registered Notes to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. At the option of any Holder of Registered Certificates, Registered Certificates may be exchanged for other Registered Certificates of like percentage interests in the manner specified herein, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose.

(v)    Whenever any Securities are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute and the Indenture Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Indenture Trustee, in which case the Transfer Agent and Registrar shall)
deliver and the Noteholders shall obtain from the Indenture Trustee, the Securities that the Noteholder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Issuer duly executed by the Noteholder thereof or its attorney-in-fact duly authorized in writing.
(vi)    The preceding provisions of this Section 2.6 notwithstanding, the Indenture Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the exchange of any Global Note for a Definitive Note or the transfer of or exchange any Security for a period of five (5) Business Days preceding the due date for any payment with respect to the Securities or during the period beginning on any Record Date and ending on the next following Payment Date.
(vii)    No service charge shall be made for any registration of transfer or exchange of Securities, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Securities.
(viii)    All Securities surrendered for registration of transfer and exchange shall be cancelled by the Transfer Agent and Registrar and disposed of. The Indenture Trustee shall cancel and destroy any Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Issuer. Such certificate shall also state that a certificate or certificates of each Clearing Agency to the effect referred to in Section 2.19 was received with respect to each portion of the Global Note exchanged for Definitive Notes.
(ix)    Upon written request, the Issuer shall deliver to the Indenture Trustee or the Transfer Agent and Registrar, as applicable, Registered Notes and Registered Certificates in such amounts and at such times as are necessary to enable the Indenture Trustee to fulfill its responsibilities under this Indenture and the Securities.
(x)    [Reserved].
(xi)    Notwithstanding any other provision of this Section 2.6, the typewritten Note or Notes representing Book-Entry Notes may be transferred, in whole but not in part, only to another nominee of the Clearing Agency for such Notes, or to a successor Clearing Agency for such Notes selected or approved by the Issuer or to a nominee of such successor Clearing Agency, only if in accordance with this Section 2.6.
(xii)    By its acceptance of a Class A Note, each Noteholder and Note Owner shall be deemed to have represented and warranted that, with respect to the Class A Notes, either (i) it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law, or (ii) (a) the purchase and holding of the Class A Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law and (b) it acknowledges and agrees that the Class A Notes, are not eligible for acquisition by Benefit Plan Investors or governmental or other plans subject to Similar Law at any time that the Class A Notes, have been characterized as other than indebtedness for applicable local law purposes or are rated below investment grade.

(b)    Registration of transfer of Registered Notes containing a legend relating to the restrictions on transfer of such Registered Notes (which legend is set forth in Section 2.16(d) of this Indenture relating to such Notes) shall be effected only if the conditions set forth in Section
2.6 have been satisfied.
Whenever a Registered Note containing the legend set forth in Section 2.16(d) is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Issuer regarding such transfer. The Transfer Agent and Registrar and the Indenture Trustee shall be entitled to receive written instructions signed by a Responsible Officer of the Issuer prior to registering any such transfer or authenticating new Registered Notes, as the case may be. The Issuer hereby agrees to indemnify the Transfer Agent and Registrar and the Indenture Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by them in reliance on any such written instructions furnished pursuant to this Section 2.6(b).
(c)    The Transfer Agent and Registrar will maintain an office or offices or an agency or agencies where Securities may be surrendered for registration of transfer or exchange.
(d)    Any Retained Notes may not be transferred to another Person for United States federal income tax purposes unless the transferor shall cause an Opinion of Counsel to be delivered to the Seller and the Trustee at such time stating that, although not free from doubt, such Notes will be characterized as debt for United States federal income tax purposes. In addition, if for tax or other reasons it may be necessary to track such Notes (e.g., if the Notes have original issue discount), tracking conditions such as requiring that such Notes be in definitive registered form may be required by the Issuer as a condition to such transfer.
(e)    Notwithstanding anything to the contrary in this Indenture, no interest in the Certificates may be directly or indirectly sold, transferred, assigned, exchanged, participated or otherwise conveyed, pledged, hypothecated or rehypothecated or made the subject of a security interest (each such transaction for purposes of this Section 2.6(e), a “Transfer”) except to a Person who is a “United States person” for United Stated federal income tax purposes and only upon the prior delivery of a Tax Opinion to the Indenture Trustee with respect to such Transfer, and any Transfer in violation of these requirements shall be null and void ab initio.
Section 2.7. Appointment of Paying Agent.
(a)    The Paying Agent shall make payments to the Secured Parties from the appropriate account or accounts maintained for the benefit of the Secured Parties as specified in this Indenture pursuant to Articles 5 and 6. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above. The Indenture Trustee (or the Issuer or Oportun if the Indenture Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Paying Agent fails to perform its obligations under this Indenture in any material respect or for other good cause. The Paying Agent shall initially be the Indenture Trustee. The Indenture Trustee shall be permitted to resign as Paying Agent upon thirty (30) days’ written notice to the Issuer with a copy to Oportun. In the event that the Indenture Trustee shall no longer be the Paying Agent, the Issuer or Oportun shall appoint a successor to act as Paying Agent (which shall be a bank or trust company).
(b)    The Issuer shall cause each Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Secured Parties in trust for the benefit of the Secured Parties entitled thereto until such sums shall be paid to such Secured Parties and shall agree, and if the Indenture Trustee is the

Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Note Owners or other Secured Parties (including in respect of FATCA and any applicable tax reporting requirements).
Section 2.8. Paying Agent to Hold Money in Trust.
(a)    The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:
(i)    hold all sums held by it for the payment of amounts due with respect to the Secured Obligations in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided herein and pay such sums to such Persons as provided herein;
(ii)    give the Indenture Trustee written notice of any default by the Issuer (or any other obligor under the Secured Obligations) of which it (or, in the case of the Indenture Trustee, a Trust Officer) has actual knowledge in the making of any payment required to be made with respect to the Securities;
(iii)    at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;
(iv)    immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Secured Obligations if at any time it ceases to meet the standards required to be met by an Indenture Trustee hereunder; and
(v)    comply with all requirements of the Code with respect to the withholding from any payments made by it on any Secured Obligations of any applicable withholding taxes imposed thereon, including FATCA Withholding Tax (including obtaining and retaining from Persons entitled to payments with respect to the Securities any Tax Information and making any withholdings with respect to the Securities as required by the Code (including FATCA) and paying over such withheld amounts to the appropriate Governmental Authority), comply with respect to any applicable reporting requirements in connection with any payments made by it on any Secured Obligations and any withholding of taxes therefrom, and, upon request, provide any Tax Information to the Issuer.
(b)    The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, cause to be delivered an Issuer Order directing any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.
(c)    Subject to applicable Laws with respect to escheat of funds, any money held by the Indenture Trustee, any Paying Agent or any Clearing Agency in trust for the payment of any amount due with respect to any Secured Obligation and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Order; and the holder of such Secured Obligation shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee, such Paying Agent or such Clearing Agency with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee, such Paying Agent or such Clearing Agency, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the

English language, customarily published on each Business Day and of general circulation in New York City and, if the related Notes have been listed on the Luxembourg Stock Exchange, and if the Luxembourg Stock Exchange so requires, in a newspaper customarily published on each Luxembourg business day and of general circulation in Luxembourg City, Luxembourg, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment.
Section 2.9. Private Placement Legend.
(a)    In addition to any legend required by Section 2.16, each Class A Note shall bear a legend in substantially the following form:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A
PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND (B) IT ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY

BENEFIT PLAN INVESTORS OR GOVERNMENTAL OR OTHER PLANS SUBJECT TO SIMILAR LAW AT ANY TIME THAT THIS NOTE HAS BEEN CHARACTERIZED AS OTHER THAN INDEBTEDNESS FOR APPLICABLE LOCAL LAW PURPOSES OR IS RATED BELOW INVESTMENT GRADE.
(b)    Each Certificate shall bear a legend in substantially the following form:
THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS CERTIFICATE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN
COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING, OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
Section 2.10. Mutilated, Destroyed, Lost or Stolen Securities.
(a)    If (i) any mutilated Security is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Transfer Agent and Registrar, the Indenture Trustee, and the Issuer such security or indemnity as may, in their sole discretion, be required by them to hold the Transfer Agent and Registrar, the Indenture Trustee, and the Issuer harmless then, in the absence of written notice to the Indenture Trustee that such Security has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 of the UCC (which generally permit the Issuer to impose reasonable requirements) are met, then the Issuer shall execute and the Indenture Trustee shall, upon receipt of an Issuer Order, authenticate and (unless the Transfer Agent and Registrar is different from the Indenture Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable Law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a replacement Security of like tenor and aggregate principal balance or aggregate par value; provided, however, that if any such destroyed, lost or stolen Security, but not a mutilated Security, shall have become or within seven (7) days shall be due and payable or shall have been called for redemption, instead of issuing a replacement Security, the Issuer may pay such destroyed, lost or stolen Security when so due or payable without surrender thereof.
If, after the delivery of such replacement Security or payment of a destroyed, lost or stolen Security pursuant to the proviso to the preceding sentence, a protected purchaser of the original Security in lieu of which such replacement Security was issued presents for payment such original
Security, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Security (or such payment) from the Person to whom it was delivered or any Person taking such replacement Security from such Person to whom such replacement Security was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.
(b)    Upon the issuance of any replacement Security under this Section 2.10, the Transfer Agent and Registrar or the Indenture Trustee may require the payment by the Holder of such Security of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and the Transfer Agent and Registrar) connected therewith.
(c)    Every replacement Security issued pursuant to this Section 2.10 in replacement of any mutilated, destroyed, lost or stolen Security shall constitute an original additional Contractual Obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Security of like kind duly issued hereunder.
(d)    The provisions of this Section 2.10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
Section 2.11. Temporary Notes.
(a)    Pending the preparation of Definitive Notes, the Issuer may request and the Indenture Trustee, upon receipt of an Issuer Order, shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that are not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.
(b)    If temporary Notes are issued pursuant to Section 2.11(a) above, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 8.2(b), without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and at the request of the Issuer the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

Section 2.12. Persons Deemed Owners. Prior to due presentation of a Security for registration of transfer, the Issuer, the Indenture Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat a Person in whose name any Security is registered (as of any date of determination) as the owner of the related Security for the purpose of receiving payments of principal and interest, if any, on such Security and for all other purposes whatsoever whether or not such Security be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the requisite number of Holders of Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by any of the Issuer, the Seller, the Parent or any Affiliate controlled by or controlling Oportun shall be disregarded and deemed not to be outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Trust Officer in the Corporate Trust Office of the Indenture Trustee actually knows to be so owned shall be so disregarded. The foregoing proviso shall not apply if there are no Holders other than the Issuer or its Affiliates.
Section 2.13. Cancellation. All Securities surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Indenture Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Securities have not been previously disposed of by the Indenture Trustee. The Registrar and Paying Agent shall forward to the Indenture Trustee any Securities surrendered to them for registration of transfer, exchange or payment.
Section 2.14. Release of Trust Estate.
(a)    The Indenture Trustee shall (a) in connection any redemption of the Securities, release the Trust Estate from the Lien created by this Indenture upon receipt of an Officer’s Certificate of the Issuer certifying that (i) the Redemption Price and all other amounts due and owing on the Redemption Date have been deposited into a Trust Account that is within the sole control of the Indenture Trustee, (ii) the distribution on the Certificates if and as required by Section 14.1(c) has been made in full, and (iii) such release is authorized and permitted under the Transaction Documents and (b) on or after the Indenture Termination Date, release any remaining portion of the Trust Estate from the Lien created by this Indenture, including any funds then on deposit in any Trust Account upon receipt of an Issuer Order accompanied by an Officer’s Certificate of the Issuer meeting the applicable requirements of Section 15.1.
(b)    On the 2022-2 Purchase Date, concurrently with the inclusion of the 2022- 2 Certificates in the Trust Estate and the transfer by the Issuer of the 2022-A Class D Notes, the Lien created by this Indenture in respect of the 2022-A Class D Notes, together with all monies due or to become due thereunder and all proceeds of every kind and nature whatsoever in respect of the foregoing, shall be automatically released and the Indenture Trustee shall be deemed to have released such Lien, without the execution or filing of any instrument or paper or the performance of any further act, and the 2022-A Class D Notes shall no longer be included in the Trust Estate.
(c)    On the 2022-2 Release Date, the Lien created by this Indenture in respect of the 2022-2 Certificates, together with all monies due or to become due thereunder and all proceeds of every kind and nature whatsoever in respect of the foregoing, shall be automatically released and the Indenture Trustee shall be deemed to have released such Lien, without the execution or filing of any instrument or paper or the performance of any further act, and the 2022-2 Certificates shall no longer be included in the Trust Estate.
Section 2.15. Payment of Principal, Interest and Other Amounts.
(a)    The principal of each of the Notes shall be payable at the times and in the amounts set forth in Section 5.15 and in accordance with Section 8.1.
(b)    Each of the Notes shall accrue interest as provided in Section 5.12 and such interest shall be payable at the times and in the amounts set forth in Section 5.15 and in accordance with Section 8.1. The payments of amounts payable with respect to the Certificates shall be made at the times and in the amounts set forth in Section 5.15 and in accordance with Section 8.1.
(c)    Any installment of interest, principal or other amounts, if any, payable on any Security which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Security is registered at the close of business on any Record Date with respect to a Payment Date for such Security and such Person shall be entitled to receive the principal, interest or other amounts payable on such Payment Date notwithstanding the cancellation of such Security upon any registration of transfer, exchange or substitution of such Security subsequent to such Record Date, by wire transfer in immediately available funds to the account designated by the Holder of such Security, except that, unless Definitive Notes have been issued pursuant to Section 2.18, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Legal Final Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 14.1) which shall be payable as provided herein; except that, any interest payable at maturity shall be paid to the Person to whom the principal of such Note is payable. The funds represented by any such checks returned undelivered shall be held in accordance with Section 2.8.
Section 2.16. Book-Entry Notes.
(a)    The Notes shall be delivered as Registered Notes representing Book-Entry Notes as provided in subsection (a)(i). For purposes of this Indenture, the term “Global Notes” refers to the Restricted Global Notes, as defined below.
(i)    Restricted Global Notes. The Notes to be sold will be issued in book-entry form and represented by one or more permanent global Notes in fully registered form without interest coupons (the “Restricted Global Notes”), substantially in the form attached hereto as Exhibit C, and will be either (x) retained by the Issuer or an Affiliate thereof or (y) offered and sold, only (1) by the Issuer to an institutional “accredited investor” within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter only to a Person that is a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act (“Rule 144A”) in accordance with subsection (c) hereof, and shall be deposited with a custodian for, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Indenture Trustee as provided in this Indenture for credit to the accounts of the subscribers at DTC. The initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.
(b)    The Class A Notes will be issuable and transferable in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof.
(c)    The Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for Definitive Notes except in the limited circumstances described in Section 2.18 of this Indenture. Beneficial interests in the Global Notes may be transferred only (i) to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, in compliance with the Indenture and all applicable securities Laws of any state of the United States or any other applicable jurisdiction, subject to any Requirement of Law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control. Each transferee of a beneficial interest in a Global Note shall be deemed to have made the acknowledgments, representations and agreements set forth in subsection (d) hereof. Any such transfer shall also be made in accordance with the following provisions:
(i)    Transfer of Interests Within a Global Note. Beneficial interests in a Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Global Note in accordance with the transfer restrictions set forth in the foregoing paragraph of this subsection 2.16(c) and the transferee shall be deemed to have made the representations contained in subsection 2.16(d).
(d)    Each transferee of a beneficial interest in a Global Note or of any Definitive Notes shall be deemed to have represented and agreed that:
(i)    it (A) is a QIB, (B) is aware that the sale to it is being made in reliance on Rule 144A and (C) is acquiring the Notes for its own account or for the account of a QIB;
(ii)    the Notes have not been and will not be registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, sold, pledged or otherwise transferred only to a Person that is a QIB in a transaction meeting the requirements of Rule 144A and whom the transferor has notified that it may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A, in compliance with the Indenture and all applicable securities Laws of any state of the United States or any other jurisdiction, subject to any Requirement of Law that the disposition of the seller’s property or the property of an investment account or accounts be at all times within the seller’s or account’s control and it will notify any transferee of the resale restrictions set forth above;
(iii)    the following legend will be placed on the Class A Notes unless the Issuer determines otherwise in compliance with applicable Law:
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED

IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) ITS PURCHASE AND HOLDING OF THIS NOTE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW, AND (B) IT ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY BENEFIT PLAN INVESTORS OR GOVERNMENTAL OR OTHER PLANS SUBJECT TO SIMILAR LAW AT ANY TIME THAT THIS NOTE HAS
BEEN CHARACTERIZED AS OTHER THAN INDEBTEDNESS FOR APPLICABLE LOCAL LAW PURPOSES OR IS RATED BELOW INVESTMENT GRADE.
(iv)    [Reserved].
(v)    (A) in the case of Global Notes, the foregoing restrictions apply to holders of beneficial interests in such Notes (notwithstanding any limitations on such transfer restrictions in any agreement between the Issuer, the Indenture Trustee and the holder of a Global Note) as well as to Holders of such Notes and the transfer of any beneficial interest in such a Global Note will be subject to the restrictions and certification requirements set forth herein and (B) in the case of Definitive Notes, the transfer of any such Notes will be subject to the restrictions and certification requirements set forth herein.
(vi)    the Indenture Trustee, the Issuer, the Initial Purchasers or placement agents for the Notes and their Affiliates and others will rely upon the truth and accuracy of the foregoing representations and agreements and agrees that if any of the representations or agreements deemed to have been made by its purchase of such Notes cease to be accurate and complete, it will promptly notify the Issuer and the Initial Purchasers or placement agents for the Notes in writing;
(vii)    if it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations and agreements with respect to each such account; and
(viii)    with respect to the Class A Notes, either (A) it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law, or (B) (1) the purchase and holding of the Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law and (2) it acknowledges and agrees that the Class A Notes, are not eligible for acquisition by Benefit Plan Investors or governmental or other plans subject to Similar Law at any time that the Class A Notes, have been characterized as other than indebtedness for applicable local law purposes or are rated below investment grade.
In addition, such transferee shall be responsible for providing additional information or certification, as reasonably requested by the Indenture Trustee or the Issuer, to support the truth and accuracy of the foregoing representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes.
(e)    For each of the Notes to be issued in registered form, the Issuer shall duly execute, and the Indenture Trustee shall, in accordance with Section 2.4 hereof, authenticate and deliver initially, one or more Global Notes that shall be registered on the Register in the name of a Clearing Agency or such Clearing Agency’s nominee. Each Global Note registered in the name of DTC or its nominee shall bear a legend substantially to the following effect:
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO OPORTUN RF, LLC OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. (“CEDE”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE, HAS AN INTEREST HEREIN.
So long as the Clearing Agency or its nominee is the registered owner or holder of a Global Note, the Clearing Agency or its nominee, as the case may be, will be considered the sole owner or holder of the Notes represented by such Global Note for purposes of this Indenture and such Notes. Members of, or participants in, the Clearing Agency shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Clearing Agency, and the Clearing Agency may be treated by the Issuer, the Administrator, the Indenture Trustee, any Agent and any agent of such entities as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Administrator, the Indenture Trustee, any Agent and any agent of such entities from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Note.
(f)    [Reserved].
(g)    Title to the Notes shall pass only by registration in the Register maintained by the Transfer Agent and Registrar pursuant to Section 2.6.
(h)    Any typewritten Note or Notes representing Book-Entry Notes shall provide that they represent the aggregate or a specified amount of outstanding Notes from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of a typewritten Note or Notes representing Book-Entry Notes to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Note Owners represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Issuer Order to be delivered to the Indenture Trustee pursuant to Section 2.4(b). The Indenture Trustee shall deliver and redeliver any typewritten Note or Notes representing Book- Entry Notes in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Issuer Order. Any instructions by the Issuer with respect to endorsement or delivery or redelivery of a typewritten Note or Notes representing the Book-Entry Notes shall be in writing but need not comply with Section 13.3 hereof and need not be accompanied by an Opinion of Counsel.
(i)    Unless and until definitive, fully registered Notes (“Definitive Notes”) have been issued to Note Owners initially issued as Book-Entry Notes pursuant to Section 2.18:
(i)    the provisions of this Section 2.16 shall be in full force and effect with respect to each of the Notes;
(ii)    the Issuer, the Seller the Paying Agent, the Transfer Agent and Registrar and the Indenture Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the making of payments on the Notes and the giving of instructions or directions hereunder) as the authorized representatives of such Note Owners;
(iii)    to the extent that the provisions of this Section 2.16 conflict with any other provisions of this Indenture, the provisions of this Section 2.16 shall control;
(iv)    whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of such Notes evidencing a specified percentage of the outstanding principal amount of such Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Notes and has delivered such instructions to the Indenture Trustee;
(v)    the rights of Note Owners shall be exercised only through the Clearing Agency and their related Clearing Agency Participants and shall be limited to those established by Law and agreements between such Note Owners and the related Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Notes are issued pursuant to Section 2.18, the applicable Clearing Agencies or Foreign Clearing Agencies will make book-entry transfers among their related Clearing Agency Participants and receive and transmit payments of principal and interest on such Notes to such Clearing Agency Participants; and

(vi)    Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payments of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.
Section 2.17. Notices to Clearing Agency. Whenever notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.18, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the applicable Clearing Agency for distribution to the Holders of the Notes.
Section 2.18. Definitive Notes.
(a)    Conditions for Exchange. If with respect to any of the Book-Entry Notes
(i)    (A) the Issuer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the applicable Depository
Agreement and (B) the Issuer is not able to locate a qualified successor, (ii) to the extent permitted by Law, the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to any of the Notes or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating not less than a majority of the portion of outstanding principal amount of the Notes advise the Indenture Trustee and the applicable Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency is no longer in the best interests of the Note Owners, the Indenture Trustee shall notify all Note Owners, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the applicable Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency for registration, the Indenture Trustee shall issue the Definitive Notes. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes and upon the issuance of any Notes in definitive form in accordance with this Indenture, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders hereunder.
(b)    Transfer of Definitive Notes. Subject to the terms of this Indenture, the holder of any Definitive Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering at the Corporate Trust Office, such Note with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Transfer Agent and Registrar by, the holder thereof and, if applicable, accompanied by a certificate substantially in the form of Exhibit B. In exchange for any Definitive Note properly presented for transfer, the Issuer shall execute and the Indenture Trustee shall promptly authenticate and deliver or cause to be executed, authenticated and delivered in compliance with applicable Law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Definitive Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Definitive Note in part, the Issuer shall execute and the Indenture Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Definitive Notes for the aggregate principal amount that was not transferred. No transfer of any Definitive Note shall be made unless the request for such transfer is made by the Holder at such office. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.
Section 2.19. Global Note. As specified in Section 2.16, (i) the Notes may be initially issued in the form of a single temporary global note (the “Global Note”) in registered form, without interest coupons, in the denomination of the initial aggregate principal amount of the Notes, substantially in the form of Exhibit C. The provisions of this Section 2.19 shall apply to such Global Note. The Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described herein.
Section 2.20. Tax Treatment. The Notes have been (or will be) issued with the intention that, the Notes will qualify under applicable tax Law as debt for U.S. federal income tax purposes and any entity acquiring any direct or indirect interest in any Note by acceptance of its Notes (or, in the case of a Note Owner, by virtue of such Note Owner’s acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interests therein) for purposes of federal, state and local income and franchise taxes and any other tax imposed on or measured by income, as debt. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Indenture as to treatment as debt for such tax purposes. Notwithstanding the foregoing, to the extent the Issuer is treated as a partnership for federal, state or local income or franchise purposes and a Noteholder (or Note Owner, as applicable) is treated as a partner in such partnership, the Noteholders (and Note Owners, as applicable) agree that any tax, penalty, interest or other obligation imposed under the Code with respect to the income tax items arising from such partnership shall be the sole obligation of the Noteholder (or Note Owner, as applicable) to whom such items are allocated and not of such partnership.
Section 2.21. Duties of the Indenture Trustee and the Transfer Agent and Registrar. Notwithstanding anything contained herein to the contrary, neither the Indenture Trustee nor the Transfer Agent and Registrar shall be responsible for ascertaining whether any transfer of a Security complies with the terms of this Indenture, the registration provision of or exemptions from the Securities Act, applicable state securities Laws, ERISA or the Investment Company Act; provided that if a transfer certificate or opinion is specifically required by the express terms of this Indenture to be delivered to the Indenture Trustee or the Transfer Agent and Registrar in connection with a transfer, the Indenture Trustee or the Transfer Agent and Registrar, as the case may be, shall be under a duty to receive the same.
ARTICLE 3.
ISSUANCE OF SECURITIES; CERTAIN FEES AND EXPENSES
Section 3.1. Issuance.
(a)    Subject to satisfaction of the conditions precedent set forth in subsection (b) of this Section 3.1, on the Closing Date, the Issuer will issue, (i) in accordance with Section 2.16 hereof, the initial Class A Notes in the aggregate initial principal amount equal to $116,000,000 and (ii) the Certificates constituting a subordinate residual interest in the Issuer.

(b)    The Securities issued on the Closing Date pursuant to subsection (a) above will be issued only upon satisfaction of each of the following conditions with respect to such initial issuance:
(i)    the amount of each Class A Note shall be equal to or greater than $100,000 (and in integral multiples of $1,000 in excess thereof), and the percentage interest of each Certificate shall be equal to or greater than 5% (with no minimum incremental percentage interests in excess thereof);
(ii)    such issuance and the application of the proceeds thereof shall not result in the occurrence of (1) an Administrator Default, a Rapid Amortization Event or an Event of Default, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become an Administrator Default, a Rapid Amortization Event or an Event of Default; and
(iii)    all required consents have been obtained and all other conditions precedent to the purchase of the Notes under the Note Purchase Agreement shall have been satisfied.
(c)    Subject to satisfaction of the following conditions precedent, on the 2022-A Purchase Date, the Issuer will issue, in accordance with Section 2.16 hereof, additional Class A Notes in the aggregate initial principal amount equal to $20,907,000:
(i)    such issuance shall satisfy the conditions precedent set forth in subsection (b)(i) and (ii) of this Section 3.1;
(ii)    the Initial Purchaser shall have received an officer’s certificate from each of the Seller and the Issuer confirming the accuracy of certain representations and warranties contained in the Note Purchase Agreement; and
(iii)    the Initial Purchaser shall have received an opinion of counsel as to (1) corporate, enforceability, securities law, Investment Company Act and Volcker Rule matters, (2) UCC perfection matters and (3) certain tax matters.
(d)    Subject to satisfaction of the following conditions precedent, on the 2022-2 Purchase Date, the Issuer will issue, in accordance with Section 2.16 hereof, additional Class A Notes in the aggregate initial principal amount equal to $9,060,000:
(i)    such issuance shall satisfy the conditions precedent set forth in subsection (b)(i) and (ii) of this Section 3.1;
(ii)    the Initial Purchaser shall have received an officer’s certificate from each of the Seller and the Issuer confirming the accuracy of certain representations and warranties contained in the Note Purchase Agreement; and
(iii)    the Initial Purchaser shall have received an opinion of counsel as to (1) corporate, enforceability, securities law, Investment Company Act and Volcker Rule matters, (2) UCC perfection matters and (3) certain tax matters.
(e)    Upon receipt of the proceeds of any issuance under this Section 3.1 by or on behalf of the Issuer, the Indenture Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Register the amount thereof.
Section 3.2. Certain Fees and Expenses. The Trustee Fees and Expenses, the Administration Fee and other fees, expenses and indemnity amounts owed to the Indenture Trustee, Securities Intermediary and Depositary Bank, shall be paid by the cash flows from the Trust Estate and in no event shall the Indenture Trustee be liable therefor. The foregoing amounts shall be payable to the Indenture Trustee, Securities Intermediary and Depositary Bank, as

applicable, solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(a)(i), (a)(ii) and (a)(viii), as applicable.
ARTICLE 4.

NOTEHOLDER LISTS AND REPORTS
Section 4.1. Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders and Certificateholders. The Issuer will furnish or cause the Transfer Agent and Registrar to furnish to the Indenture Trustee (a) not more than five (5) days after each Record Date a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders and Certificateholders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Transfer Agent and Registrar, no such list shall be required to be furnished. The Issuer will furnish or cause to be furnished by the Transfer Agent and Registrar to the Paying Agent (if not the Indenture Trustee) such list for payment of distributions to Noteholders and Certificateholders.
Section 4.2. Preservation of Information; Communications to Noteholders and Certificateholders.
(a)    The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders and Certificateholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 4.1 and the names and addresses of Noteholders and Certificateholders received by the Indenture Trustee in its capacity as Transfer Agent and Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 4.1 upon receipt of a new list so furnished.
(b)    Noteholders and Certificateholders may communicate with other Noteholders and Certificateholders with respect to their rights under this Indenture or under the Securities. If holders of Securities evidencing in aggregate not less than (i) 20% of the outstanding principal balance of the Notes or (ii) a percentage interest in the Certificates of at least 15% (the “Applicants”) apply in writing to the Indenture Trustee, and furnish to the Indenture Trustee reasonable proof that each such Applicant has owned a Security for a period of at least 6 months preceding the date of such application, and if such application states that the Applicants desire to communicate with other Noteholders or Certificateholders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Indenture Trustee, after having been indemnified by such Applicants for its costs and expenses, shall within five (5) Business Days after the receipt of such application afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders and Certificateholders held by the Indenture Trustee and shall give the Issuer notice that such request has been made within five
(5) Business Days after the receipt of such application. Such list shall be as of the most recent Record Date, but in no event more than forty-five (45) days prior to the date of receipt of such Applicants’ request.
(c)    Every Noteholder and Certificateholder, by receiving and holding a Security, agrees with the Issuer and the Indenture Trustee that neither the Issuer, the Indenture Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders and Certificateholders in accordance with this Section 4.2, regardless of the source from which such information was obtained.

Section 4.3. Reports by Issuer.
(a)    (i) The Issuer or the Administrator shall deliver to the Indenture Trustee, on the date, if any, the Issuer is required to file the same with the Commission, electronic copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;
(ii)    the Issuer or the Administrator shall file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports, if any, with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;
(iii)    the Issuer or the Administrator shall supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail or make available on via a website to all Noteholders and Certificateholders) such summaries of any information, documents and reports required to be filed by the Issuer (if any) pursuant to clauses (i) and (ii) of this Section 4.3(a) as may be required by rules and regulations prescribed from time to time by the Commission; and
(iv)    the Administrator shall prepare and distribute any other reports required to be prepared by the Administrator under any Transaction Documents.
(b)    Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.
Section 4.4. [Reserved].
Section 4.5. Reports and Records for the Indenture Trustee and Instructions.
(a)    On each Determination Date the Administrator shall forward to the Indenture Trustee a Monthly Report prepared by the Administrator.
(b)    On each Payment Date, the Indenture Trustee or the Paying Agent shall make available in the same manner as the Monthly Report to each Noteholder and Certificateholder of record of the outstanding Notes or Certificates, the Monthly Report with respect to such Notes or Certificates.
ARTICLE 5.

ALLOCATION AND APPLICATION OF UNDERLYING PAYMENTS
Section 5.1. Rights of Noteholders and Certificateholders. The Securities shall be secured by the entire Trust Estate, including the right to receive the Underlying Payments and other amounts at the times and in the amounts specified in this Article 5 to be deposited in the Trust Accounts or to be paid to the Noteholders or Certificateholders of such Notes or Certificates, as applicable. In no event shall the grant of a security interest in the entire Trust Estate be deemed to entitle any Noteholder to receive Underlying Payments or other proceeds of the Trust Estate in excess of the amounts described in Article 5.
Section 5.2. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may, but shall not be obligated to, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article 9.
Section 5.3. Establishment of Accounts.
(a)    Securities Accounts. Each Securities Account shall be a securities account established and maintained with the Securities Intermediary. The Indenture Trustee shall be the entitlement holder of each Securities Account
(b)    [Reserved].
(c)    The Payment Account. The Indenture Trustee, for the benefit of the Secured Parties, shall establish and maintain in the State of New York or in the city in which the Corporate Trust Office is located, with a Qualified Institution, in the name of the Issuer for the benefit of the Indenture Trustee on behalf of the Secured Parties, a non-interest bearing segregated trust account (the “Payment Account”) bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Secured Parties. The Indenture Trustee shall be the entitlement holder of the Payment Account, and shall possess all right, title and interest in all moneys, instruments, securities and other property on deposit from time to time in the Payment Account and the proceeds thereof for the benefit of the Secured Parties. The Payment Account will be established with the Securities Intermediary. Funds on deposit in the Payment Account that are not both deposited and to be withdrawn within two Business Days shall be invested in Permitted Investments, in accordance with a direction from the Issuer pursuant to Section 5.3(e)
(d)    [Reserved].
(e)    Administration of the Securities Accounts.
(i)    Funds on deposit in the Payment Account that are not both deposited and to be withdrawn on the same date shall be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the day immediately preceding the Payment Date on which such funds are to be allocated or applied hereunder.
(ii)    Wilmington Trust, National Association is hereby appointed as the initial securities intermediary hereunder (the “Securities Intermediary”) and accepts such appointment. The Securities Intermediary represents, warrants, and covenants, and the parties hereto agree, that at all times prior to the termination of this Indenture: (i) the Securities Intermediary shall be a bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder; (ii) each Securities Account shall be an account maintained with the Securities Intermediary to which financial assets may be credited and the Securities Intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise such financial assets; (iii) each item of property credited to a Securities Account shall be treated as a financial asset; (iv) the Securities Intermediary shall comply with entitlement orders originated by the Indenture Trustee without further consent by the Issuer or any other Person; (v) the Securities Intermediary waives any Lien on each Securities Account and all property credited to or on deposit in any Securities Account, and (vi) the Securities Intermediary agrees that its jurisdiction for purposes of Section 8-110 and Section 9-305(a)(3) of the UCC shall be New York.
(iii)    The Securities Intermediary shall maintain for the benefit of the Secured Parties, possession or control of each other Permitted Investment (including any negotiable instruments, if any, evidencing such Permitted Investments) not credited to or deposited in a Trust Account (other than such as are described in clause (b) of the definition thereof);

provided that no Permitted Investment shall be disposed of prior to its maturity date if such disposition would result in a loss.
(iv)    Nothing herein shall impose upon the Securities Intermediary any duties or obligations other than those expressly set forth herein and those applicable to a securities intermediary under the UCC. The Securities Intermediary shall be entitled to all of the protections available to a securities intermediary under the UCC.
(v)    At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Payment Account shall be treated as Investment Earnings. If at the end of a month losses and investment expenses on funds on deposit in the Payment Account exceed interest and earnings on such funds during such month, losses and expenses to the extent of such excess will be allocated among the Noteholders and the Issuer as provided in Section 5.15. Subject to the restrictions set forth above, the Issuer, or a Person designated in writing by the Issuer, of which the Indenture Trustee shall have received written notification thereof, shall have the authority to instruct the Indenture Trustee with respect to the investment of funds on deposit in the Payment Account. Notwithstanding anything herein to the contrary, if the Issuer (or its designee)
has not provided such direction, the funds in the Payment Account will remain uninvested. Neither the Indenture Trustee nor the Securities Intermediary shall have any responsibility or liability for any loss which may result from any investment or sale of investment made pursuant to this Indenture. Wilmington Trust, National Association (in any capacity hereunder) is hereby authorized, in making or disposing of any investment permitted by this Indenture, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or any such affiliate is acting as agent of Wilmington Trust, National Association (acting in any capacity hereunder) or for any third person or dealing as principal for its own account. The parties to the Transaction Documents acknowledge that Wilmington Trust, National Association (individually and in any capacity hereunder) is not providing investment supervision, recommendations, or advice.
(f)    Wilmington Trust, National Association shall be the depositary bank hereunder with respect to certain deposit accounts, which shall be non-interest bearing trust accounts, as may be established from time to time (the “Depositary Bank”). For the avoidance of doubt, there currently is no such deposit account established hereunder.
(g)    Qualified Institution. If, at any time, the institution holding any account established pursuant to this Section 5.3 ceases to be a Qualified Institution, the Indenture Trustee shall, within ten (10) Business Days, establish a new account or accounts, as the case may be, meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new account or accounts, as the case may be.
(h)    Each of the Securities Intermediary and the Depositary Bank shall be entitled to all the same rights, privileges, protections, immunities and indemnities as are contained in Article 11 of this Indenture, all of which are incorporated into this Section 5.3 mutatis mutandis, in addition to any such rights, privileges, protections, immunities and indemnities contained in this Section 5.3; provided, however; that nothing contained in this Section 5.3 or in Article 11 shall (i) relieve the Securities Intermediary of the obligation to comply with entitlement orders as provided in Section 5.3(e) or (ii) relieve the Depositary Bank of the obligation to comply with instructions directing disposition of the funds as provided in Section 5.3(f).

Section 5.4. Payments and Allocations.
(a)    Underlying Payments in General. Until this Indenture is terminated pursuant to Section 12.1, the Issuer shall cause all Underlying Payments due and to become due, as the case may be, to be transferred to the Payment Account as promptly as possible after the date of receipt of such Underlying Payments (but in no event later than the Business Day of such receipt). All monies, instruments, cash and other proceeds received in respect of the Trust Estate pursuant to this Indenture shall be deposited in the Payment Account as specified herein and shall be applied as provided in this Article 5 and Article 6.
(b)    [Reserved].
(c)    [Reserved].
(d)    [Reserved].
(e)    Disqualification of Institution Maintaining Payment Account. Upon and after the establishment of a new Payment Account with a Qualified Institution, Oportun shall deposit or cause to be deposited all Underlying Payments as set forth in Section 5.3(a) into the new Payment Account, and in no such event shall deposit or cause to be deposited any Underlying Payments thereafter into any account established, held or maintained with the institution formerly maintaining the Payment Account (unless it later becomes a Qualified Institution or qualified corporate trust department maintaining the Payment Account). Any new Payment Account shall be subject to an account control agreement in favor of the Indenture Trustee, on behalf of each Secured Party.
Section 5.5. [Reserved].
Section 5.6. [Reserved].
Section 5.7. General Provisions Regarding Accounts. Subject to Section 11.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Estate resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee’s failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.
Section 5.8. [Reserved].
Section 5.9. [Reserved].
Section 5.10. [Reserved].
Section 5.11. [Reserved].
Section 5.12. Determination of Monthly Interest.
(a)    The amount of monthly interest payable on the Class A Notes on each Payment Date will be determined as of each Determination Date and will be an amount equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (ii) the Class A Note Rate, times (iii) the daily average outstanding principal balance of the Class A Notes during the related Interest Period (after giving effect to any payments of principal on the immediately preceding Payment Date) (the “Class A Monthly Interest”); provided, however, that the Class A Monthly Interest due and payable on the August 2022 Payment Date shall be $964,161.27.
In addition to the Class A Monthly Interest, an amount equal to the sum of (i) the amount of any unpaid Class A Deficiency Amount, as defined below, plus (ii) an amount equal to the product (such product being herein called the “Class A Additional Interest”) of (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) a rate equal to the Class A Note Rate, times (C) any Class A Deficiency Amount, as defined below (or the portion thereof which has not theretofore been paid to the Class A Noteholders), will also be payable to the Class A Noteholders on each Payment Date. The “Class A Deficiency Amount” payable on each such Payment Date, as determined on the applicable Determination Date, shall be equal to the excess, if any, of (x) the sum of (i) the Class A Monthly Interest and the Class A Additional Interest, in each case for the Interest Period ended immediately prior to the preceding Payment Date, plus (ii) any Class A Deficiency Amount for the preceding period, over (y) the amount actually paid in respect thereof on the preceding Payment Date; provided, however, that the Class A Deficiency Amount on the first Determination Date shall be zero.
(b)    Upon the occurrence of a Benchmark Transition Event, Section 5.13(a) provides the mechanisms for determining an alternative rate of interest. The Required Noteholders will promptly notify the Issuer and the Noteholders (with a copy to the Indenture Trustee and the Paying Agent), pursuant to Section 5.13(e), of any change to the reference rate upon which the interest rate on Class A Notes is based. The Noteholders, the Indenture Trustee and the Paying Agent do not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to Term SOFR or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 5.13(a), and (ii) the implementation of any Conforming Changes pursuant to Section 5.13(b), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, Term SOFR or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability. The Noteholders, the Indenture Trustee, the Paying Agent and their respective affiliates and/or other related entities may engage in transactions that affect the calculation of any successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Issuer. The Required Noteholders may select information sources or services in their reasonable discretion to ascertain any Benchmark or any component thereof, in each case pursuant to the terms of this Indenture, and shall have no liability to the Issuer, any Noteholder or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
Section 5.13. Benchmark Replacement.
(a)    Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then
(x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Indenture or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any

Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Noteholders (with a copy to the Indenture Trustee and Paying Agent) without any amendment to, or further action or consent of any other party to, this Indenture or any other Loan Document so long as the Issuer has not received, by such time, written notice of objection to such Benchmark Replacement from Noteholders comprising the Required Noteholders.
(b)    In connection with the implementation of a Benchmark Replacement, the Required Noteholders will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Indenture or any other Transaction Document; provided that no such amendment may adversely affect the rights, duties, immunities, protections or indemnification rights of the Indenture Trustee, Paying Agent, Registrar, Depositary Bank or Securities Intermediary without its written consent.
(c)    The Required Noteholders will promptly notify the Issuer and the Noteholders (with a copy to the Indenture Trustee and the Paying Agent) of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by any Noteholder (or group of Noteholders) pursuant to this Section 5.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Indenture or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 5.13.
(d)    During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor but a Benchmark Transition Event with respect to such Benchmark has not occurred, the Class A Note Rate shall be determined by the Calculation Agent by reference to the Alternative Rate and communicated to the Administrator and the Issuer, by facsimile or e-mail.
Section 5.14. [Reserved]. Section 5.15. Monthly Payments.
(a)    On each Underlying Payment Date, the Issuer will deposit, or cause to be deposited, into the Payment Account all Underlying Payments received in respect of the Underlying Securities on such Underlying Payment Date.
(b)    On each Payment Date, the Indenture Trustee, acting in accordance with instructions provided by the Administrator in the form of the Monthly Report for such Payment Date, shall apply Available Funds on deposit in the Payment Account for payment to the following Persons in the following priority to the extent of funds available therefor:
(i)    first, to the Indenture Trustee, the Securities Intermediary and the Depositary Bank, on a pari passu and pro rata basis, an amount equal to the Trustee Fees and Expenses for such Payment Date (plus any Trustee Fees and Expenses due but not paid on any prior Payment Date);
(ii)    second, to the Administrator, an amount equal to the Administration Fee for such Payment Date (plus any Administration Fee due but not paid on any prior Payment Date);
(iii)    third, to the Class A Noteholders, on a pari passu and pro rata basis, an amount equal to the sum of (A) the Class A Monthly Interest for such Payment Date, (B) any Class A Deficiency Amount for such Payment Date and (C) any Class A Additional Interest for such Payment Date;
(iv)    fourth, to the Class A Noteholders, on a pari passu and pro rata basis, (A) prior to the occurrence of a Rapid Amortization Event, an amount equal to the sum of (I) the greater of the Scheduled Principal Payment Amount for such Payment Date and the Minimum Principal Payment Amount for such Payment Date and (II) following the application under clause (I), the product of all remaining Available Funds multiplied by the Additional Principal Payment Percentage for such Payment Date, until the outstanding principal amount of the Class A Notes has been reduced to zero; and (B) following the occurrence of a Rapid Amortization Event, all remaining Available Funds until the outstanding principal amount of the Class A Notes has been reduced to zero;
(v)    fifth, to the Indenture Trustee, the Securities Intermediary and the Depositary Bank, on a pari passu and pro rata basis, any unreimbursed fees, expenses and indemnity amounts payable thereto (including due to the limitations set forth in the definition of Trustee Fees and Expenses);
(vi)    sixth, to the Class A Noteholders, on a pari passu and pro rata basis any other amounts (excluding the Note Principal Amount) payable thereto on such Payment Date pursuant to the Transaction Documents; and
(vii)    seventh, the balance, if any, shall be distributed to the Certificateholders.
Section 5.16. Failure to Make a Deposit or Payment. The Indenture Trustee shall not have any liability for any failure or delay in making the payments or deposits described herein resulting from a failure or delay by the Issuer or the Administrator to make, or give instructions to make, such payment or deposit in accordance with the terms herein. If the Issuer or the Administrator fails to make, or give instructions to make, any payment, deposit or withdrawal required to be made or given by the Issuer or the Administrator at the time specified in this Indenture (including applicable grace periods), the Indenture Trustee shall make such payment, deposit or withdrawal from the applicable Trust Account without instruction from the Issuer or the Administrator. The Indenture Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Indenture Trustee has sufficient information to allow it to determine the amount thereof. the Issuer or the Administrator shall, upon reasonable request of the Indenture Trustee, promptly provide the Indenture Trustee with all information necessary and in its possession to allow the Indenture Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Indenture
Trustee in the manner in which such payment or deposit should have been made (or instructed to be made) by the Issuer or the Administrator.
ARTICLE 6.

DISTRIBUTIONS AND REPORTS
Section 6.1. Distributions.

(a)    On each Payment Date, the Indenture Trustee shall distribute (in accordance with the Monthly Report delivered by the Administrator on or before the related Underlying Payment Date pursuant to subsection 2.09(a) of the Servicing Agreement) to each Noteholder of record on the immediately preceding Record Date (other than as provided in Section 12.5 respecting a final distribution), such Noteholder’s pro rata share (based on the Note Principal Amount held by such Noteholder) of the amounts on deposit in the Payment Account that are payable to the Noteholders pursuant to Section 5.15 by wire transfer to an account designated by such Noteholders, except that, with respect to Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.
(b)    Notwithstanding anything to the contrary contained in this Indenture, if the amount distributable in respect of principal on the Notes on any Payment Date is less than one dollar, then no such distribution of principal need be made on such Payment Date to the Noteholders.
Section 6.2. Monthly Report.
(a)    On or before each Payment Date, the Indenture Trustee shall make available electronically to each Noteholder and Certificateholder, the Monthly Report prepared by the Administrator and delivered to the Indenture Trustee on the preceding Determination Date and setting forth, among other things, the following information:
(i)    the amount of Underlying Payments received on the related Underlying Payment Date;
(ii)    the amount of Available Funds on deposit in the Payment Account on the related Underlying Payment Date;
(iii)    the amount of Trustee Fees and Expenses, Administration Fee, Class A Monthly Interest, Class A Deficiency Amounts and Additional Interest, respectively;
(iv)    the total amount to be distributed to the Class A Noteholders on such Payment Date; and
(v)    the outstanding principal balance of the Class A Notes as of the end of the day on the Payment Date.
On or before each Payment Date, to the extent the Administrator provides such information to the Indenture Trustee, the Indenture Trustee will make available the Monthly Report via the Indenture
Trustee’s Internet website and, with the consent or at the direction of the Issuer, such other information regarding the Securities and/or the Underlying Securities as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 6.2 until it has received the requisite information from the Issuer or the Administrator and the applicable Noteholder or Certificateholder has completed the information necessary to obtain a password from the Indenture Trustee. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.
(b)    The Indenture Trustee’s internet website shall be initially located at “www.wilmingtontrustconnect.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders and Certificateholders. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for information disseminated in accordance with this Indenture.

(c)    Annual Tax Statement. To the extent required by the Code or the Treasury regulations thereunder, on or before January 31 of each calendar year, the Indenture Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder or a Certificateholder, a statement prepared by the Administrator containing the information required to be contained in the regular monthly report to Noteholders and Certificateholders, as set forth in subclauses (v) and (vi) above, aggregated for such calendar year, and a statement prepared by Oportun or the Issuer with such other customary information (consistent with the treatment of the Notes as debt and the Certificates as equity for tax purposes) required by applicable tax Law to be distributed to the Noteholders. Such obligations of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect.
ARTICLE 7.
REPRESENTATIONS AND WARRANTIES OF THE ISSUER
Section 7.1. Representations and Warranties of the Issuer.    The Issuer hereby represents and warrants to the Indenture Trustee and each of the Secured Parties that:
(a)    Organization and Good Standing, etc. The Issuer has been duly organized and is validly existing and in good standing under the Laws of the State of Delaware, with power and authority to own its properties and to conduct its respective businesses as such properties are presently owned and such business is presently conducted. The Issuer is not organized under the Laws of any other jurisdiction or Governmental Authority. The Issuer is duly licensed or qualified to do business as a foreign entity in good standing in the jurisdiction where its principal place of business and chief executive office is located and in each other jurisdiction in which the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect.
(b)    Power and Authority; Due Authorization. The Issuer has (a) all necessary power, authority and legal right to (i) execute, deliver and perform its obligations under this
Indenture and each of the other Transaction Documents to which it is a party and (b) duly authorized, by all necessary action, the execution, delivery and performance of this Indenture and the other Transaction Documents to which it is a party and the borrowing, and the granting of security therefor, on the terms and conditions provided herein.
(c)    No Violation. The consummation of the transactions contemplated by this Indenture and the other Transaction Documents and the fulfillment of the terms hereof will not
(a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (i) the organizational documents of the Issuer or (ii) any indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Issuer is a party or by which it or its properties is bound, (b) result in or require the creation or imposition of any Adverse Claim upon its properties pursuant to the terms of any such indenture, loan agreement, pooling and servicing agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than pursuant to the terms of the Transaction Documents, or
(c)    violate any Law applicable to the Issuer or of any Governmental Authority having jurisdiction over the Issuer or any of its respective properties.
(d)    Validity and Binding Nature. This Indenture is, and the other Transaction Documents to which it is a party when duly executed and delivered by the Issuer and the other parties thereto will be, the legal, valid and binding obligation of the Issuer enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting creditors’ rights generally and by general principles of equity.
(e)    Government Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority required for the due execution, delivery or performance by the Issuer of any Transaction Document to which it is a party remains unobtained or unfiled, except for the filing of the UCC financing statements.
(f)    [Reserved].
(g)    Margin Regulations. The Issuer is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds with respect to the sale of the Notes, directly or indirectly, will be used for a purpose that violates, or would be inconsistent with, Regulations T, U and X promulgated by the Federal Reserve Board from time to time.
(h)    Perfection.
(i)    On and after the Closing Date and each Payment Date, the Issuer shall be the owner of all of the Underlying Securities and proceeds with respect thereto, free and clear of all Adverse Claims. Within the time required pursuant to the Perfection Representations, all financing statements and other documents required to be recorded or filed in order to perfect and protect the assets of the Trust Estate against all creditors (other than Secured Parties) of, and purchasers (other than Secured Parties) from, the Issuer and the Seller will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full;
(ii)    the Indenture constitutes a valid grant of a security interest to the Indenture Trustee for the benefit of the Secured Parties in all right, title and interest of the Issuer in the Underlying Securities and all other assets of the Trust Estate, now existing or hereafter created or acquired. Accordingly, to the extent the UCC applies with respect to the perfection of such security interest, upon the filing of any financing statements described in Article 8 of the Indenture and the execution of the Transaction Documents, the Indenture Trustee shall have a first priority perfected security interest in such property and the proceeds thereof (to the extent provided in Section 9-315), subject to Permitted Encumbrances and, to the extent the UCC does not apply to the perfection of such security interest, all notices, filings and other actions required by all applicable Law have been taken to perfect and protect such security interest or lien against and prior to all Adverse Claims with respect to the Underlying Securities and all other assets of the Trust Estate. Except as otherwise specifically provided in the Transaction Documents, neither the Issuer nor any Person claiming through or under the Issuer has any claim to or interest in the Payment Account; and
(iii)    immediately prior to, and after giving effect to, the initial purchase of the Notes, the Issuer will be Solvent.
(i)    Offices. The principal place of business and chief executive office of the Issuer is located at the address referred to in Section 15.4 (or at such other locations, notified to the Indenture Trustee in jurisdictions where all action required thereby has been taken and completed).
(j)    Tax Status. The Issuer has filed all tax returns (federal, state and local) required to be filed by it and has paid or made adequate provision for the payment of all taxes (including all state franchise taxes), assessments and other governmental charges that have become due and payable (including for such purposes, the setting aside of appropriate reserves for taxes, assessments and other governmental charges being contested in good faith).

(k)    Use of Proceeds. No proceeds of any Notes will be used by the Issuer to acquire any security in any transaction which is subject to Section 13 or 14 of the Exchange Act.
(l)    Compliance with Applicable Laws; Licenses, etc.
(i)    The Issuer is in compliance with the requirements of all applicable Laws of all Governmental Authorities, a breach of any of which, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect.
(ii)    The Issuer has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would be reasonably likely to have a Material Adverse Effect.
(m)    No Proceedings. Except as described in Schedule 4:
(i)    there is no order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority to which the Issuer is subject, and there is no action, suit, arbitration, regulatory proceeding or investigation pending, or, to the knowledge of the Issuer, threatened, before or by any Governmental Authority, against the Issuer that, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; and
(ii)    there is no action, suit, proceeding, arbitration, regulatory or governmental investigation, pending or, to the knowledge of the Issuer, threatened, before or by any Governmental Authority (A) asserting the invalidity of this Indenture, the Securities or any other Transaction Document, (B) seeking to prevent the issuance of the Securities pursuant hereto or the consummation of any of the other transactions contemplated by this Indenture or any other Transaction Document or (C) seeking to adversely affect the federal income tax attributes of the Issuer.
(n)    Investment Company Act; Covered Fund. The Issuer is not an “investment company” within the meaning of the Investment Company Act and the Issuer relies on the exception from the definition of “investment company” set forth in Rule 3a-7 under the Investment Company Act, although other exceptions or exclusions may be available to the Issuer. The Issuer is not a “covered fund” as defined in the final regulations issued December 10, 2013 implementing the “Volcker Rule” (Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), as amended.
(o)    [Reserved].
(p)    [Reserved].
(q)    ERISA. (i) Each of the Issuer the Seller and their respective ERISA Affiliates is in compliance in all material respects with ERISA unless any failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) no Lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Underlying Securities. No ERISA Event has occurred with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect.
(r)    Accuracy of Information. All information heretofore furnished by, or on behalf of, the Issuer to the Indenture Trustee or any of the Noteholders in connection with any Transaction Document, or any transaction contemplated thereby, was, at the time it was furnished, true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).
(s)    No Material Adverse Change. Since September 30, 2021 there has been no material adverse change in the Issuer’s (i) financial condition, business, operations or prospects or

(ii) ability to perform its obligations under any Transaction Document.
(t)    Subsidiaries. The Issuer has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person, other than Permitted Investments; provided that, for the avoidance of doubt, this clause (t) shall not prohibit the Issuer from owning any Underlying Security.
(u)    Securities. The Securities have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with the Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.
(v)    Sales by the Seller. Each sale of Underlying Securities by the Seller to the Issuer shall have been effected under, and in accordance with the terms of, the applicable Purchase Agreement, including the payment by the Issuer to the Seller of an amount equal to the purchase price therefor as described in such Purchase Agreement, and each such sale shall have been made for “reasonably equivalent value” (as such term is used under Section 548 of the Federal Bankruptcy Code) and not for or on account of “antecedent debt” (as such term is used under Section 547 of the Federal Bankruptcy Code) owed by the Issuer to such Seller.
Section 7.2. Reaffirmation of Representations and Warranties by the Issuer. On the Closing Date and on each Business Day thereafter, the Issuer shall be deemed to have certified that all representations and warranties described in Section 7.1 hereof are true and correct on and as of such day as though made on and as of such day (except to the extent they relate to an earlier or later date, and then as of such earlier or later date).
ARTICLE 8. COVENANTS
Section 8.1. Money for Payments To Be Held in Trust. At all times from the date hereof to the Indenture Termination Date, unless the Required Noteholders shall otherwise consent in writing, all payments of amounts due and payable with respect to any Securities that are to be made from amounts withdrawn from the applicable Payment Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from such Payment Account for payments of such Securities shall be paid over to the Issuer except as provided in this Indenture.
Section 8.2. Affirmative Covenants of Issuer. At all times from the date hereof to the Indenture Termination Date, unless the Required Noteholders shall otherwise consent in writing, the Issuer shall:
(a)    Payment of Notes. Duly and punctually pay or cause to be paid principal of (and premium, if any), interest and other amounts on and with respect to the Notes pursuant to the provisions of this Indenture. Principal, interest and other amounts shall be considered paid on the date due if the Indenture Trustee or the Paying Agent holds on that date money designated for and sufficient to pay all principal, interest and other amounts then due. Amounts properly withheld under the Code by any Person from a payment to any Noteholder or Certificateholder of interest, principal and/or other amounts shall be considered as having been paid by the Issuer to such Noteholder or Certificateholder for all purposes of this Indenture.
(b)    Maintenance of Office or Agency. Maintain an office or agency (which may be an office of the Indenture Trustee, Transfer Agent and Registrar or co-registrar) where Securities may be surrendered for registration of transfer or exchange, and where, at any time when the Issuer is obligated to make a payment of principal and premium upon the Notes, the Notes may be surrendered for payment. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations and surrenders may be made at the Corporate Trust Office of the Indenture Trustee , and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such presentations and surrenders.
The Issuer may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
The Issuer hereby designates the Corporate Trust Office of the Indenture Trustee as one such office or agency of the Issuer.
(c)    Compliance with Laws, etc. Comply in all material respects with all applicable Laws.
(d)    Preservation of Existence. Preserve and maintain its existence rights, franchises and privileges in the jurisdiction of its incorporation or organization, and qualify and remain qualified in good standing as a foreign entity in the jurisdiction where its principal place of business and its chief executive office are located and in each other jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a Material Adverse Effect.
(e)    Custody of Underlying Securities. Unless otherwise consented to by the Required Noteholders, deposit and maintain in the Custody Accounts the percentage interests of each Underlying Security specified on Schedule 2 hereto, in each case until the final distribution is made on such Underlying Security or such Underlying Security is released from the Lien of this Indenture.
(f)    [Reserved].
(g)    Reporting Requirements of The Issuer. Until the Indenture Termination Date, furnish to the Indenture Trustee:
(i)    Financial Statements. In each case solely to the extent such information is not made available publicly on the Parent’s website or through the Parent’s filings with the Commission:
(A)    as soon as available, and in any event within one hundred twenty
(120) days after the end of each Fiscal Year of the Issuer, a copy of the annual unaudited report for such Fiscal Year of the Issuer including a copy of the balance sheet of the Issuer, in each case, as at the end of such Fiscal Year, together with the related statements of earnings and cash flows for such Fiscal Year;
(B)    as soon as available and in any event within one hundred twenty
(120) days after the end of each Fiscal Year of Consolidated Parent, a balance sheet of Consolidated Parent as of the end of such year and statements of income and retained earnings and of source and application of funds of Consolidated Parent, for the period commencing at the end of the previous Fiscal Year and ending with the end of such year, in each case setting forth comparative figures for the previous Fiscal Year, certified without material qualification by Deloitte & Touche LLP or other nationally recognized independent public accountants with expertise in the preparation of such reports, together with a certificate of such accounting firm stating that in the course of the regular audit of the business of Consolidated Parent, which audit was conducted in accordance with GAAP (as then in effect), such accounting firm has obtained no knowledge that an Event of Default, Default or Rapid Amortization Event has occurred and is continuing, or if, in the opinion of such accounting firm, such an Event of Default, Default or Rapid Amortization Event has occurred and is continuing, a statement as to the nature thereof; and
(C)    as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, quarterly balance sheets and quarterly statements of source and application of funds and quarterly statements of income and retained earnings of Consolidated Parent, certified by a Responsible Officer of Consolidated Parent (which certification shall state that such balance sheets and statements fairly present the financial condition and results of operations for such fiscal quarter, subject to year-end audit adjustments), delivery of which balance sheets and statements shall be accompanied by an Officer’s Certificate of the Issuer to the effect that no Event of Default, Default or Rapid Amortization Event has occurred and is continuing.
For so long as Consolidated Parent is subject to the reporting requirements of Section 13(a) of the Exchange Act, its filing of the annual and quarterly reports required under the Exchange Act, on a timely basis, shall be deemed compliance with this Section 8.2(g)(i).
(ii)    Notice of Default, Event of Default or Rapid Amortization Event. Immediately, and in any event within one (1) Business Day after the Issuer obtains knowledge of the occurrence of each Default, Event of Default or Rapid Amortization Event a statement of a Responsible Officer of the Issuer setting forth details of such Default, Event of Default or Rapid Amortization Event and the action which the Issuer proposes to take with respect thereto;
(iii)    ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any ERISA Event which either (i) the Issuer, the Seller or any of their respective ERISA Affiliates files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or (ii) the Issuer, the Seller or any of their respective ERISA Affiliates receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor. The Issuer shall give the Indenture Trustee and each Noteholder prompt written notice of any event that could result in the imposition of a Lien on the assets of the Issuer or any of its ERISA Affiliates under Section 430(k) of the Code or Section 303(k) or 4068 of ERISA; and
(iv)    If a Responsible Officer of the Issuer shall have actual knowledge of the occurrence of an Administrator Default, notice thereof to the Indenture Trustee, which notice shall specify the action, if any, the Issuer is taking in respect of such default. If an Administrator Default shall arise from the failure of the Administrator to perform any of its duties or obligations under the Administrative Services Agreement, the issuer shall take all reasonable steps available to it to remedy such failure, including any action reasonably requested by the Indenture Trustee.
(v)    On or before April 1, 2022 and on or before April 1 of each year thereafter, an Officer’s Certificate of the Issuer stating, as to the Responsible Officer signing such Officer’s Certificate, that:

(A)    a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Responsible Officer’s supervision; and
(B)    to the best of such Responsible Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default, Event of Default or Rapid Amortization Event specifying each such Default, Event of Default or Rapid Amortization Event known to such Responsible Officer and the nature and status thereof.
(h)    [Reserved].
(i)    Protection of Trust Estate. At its expense, perform all acts and execute all documents necessary and desirable at any time to evidence, perfect, maintain and enforce the title or the security interest of the Indenture Trustee in the Trust Estate and the priority thereof. The Issuer will prepare, deliver and authorize the filing of financing statements relating to or covering the Trust Estate sold to the Issuer and subsequently conveyed to the Indenture Trustee (which financing statements may cover “all assets” of the Issuer).
(j)    Inspection of Records. Permit the Indenture Trustee, any one or more of the Notice Persons or their duly authorized representatives, attorneys or auditors to inspect the Records at such times as such Person may reasonably request. Upon instructions from the Indenture Trustee, the Required Noteholders or their duly authorized representatives, attorneys or auditors, the Issuer shall release any document related to the Underlying Securities to such Person.
(k)    Furnishing of Information. Provide such cooperation, information and assistance, and prepare and supply the Indenture Trustee with such data regarding the performance by the Issuer and Administrator of their respective obligations under the Transaction Documents, as may be reasonably requested by the Indenture Trustee or any Notice Person from time to time.
(l)    [Reserved].
(m)    [Reserved].
(n)    Enforcement of Transaction Documents. Use commercially reasonable efforts to enforce all rights held by it under any of the Transaction Documents, shall not amend, supplement or otherwise modify any of the Transaction Documents and shall not waive any breach of any covenant contained thereunder without the prior written consent of the Required Noteholders. The Issuer shall take all actions necessary and desirable to enforce the Issuer’s rights and remedies under the Transaction Documents. The Issuer agrees that it will not waive timely performance or observance by the Administrator or the Seller of their respective duties under the Transaction Documents if the effect thereof would adversely affect any of the Secured Parties.
(o)    Separate Legal Entity. The Issuer hereby acknowledges that the Indenture Trustee and the Noteholders are entering into the transactions contemplated by this Indenture and the other Transaction Documents in reliance upon the Issuer’s identity as a legal entity separate from any other Person. Therefore, from and after the date hereof, the Issuer shall take all reasonable steps to continue the Issuer’s identity as a separate legal entity and to make it apparent to third Persons that the Issuer is an entity with assets and liabilities distinct from those of any other Person, and is not a division of any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the covenant set forth herein, the Issuer shall take such actions as shall be required in order to remain in compliance with Section 9(j)(iv) of the Issuer LLC Agreement.
(p)    [Reserved].

(q)    Income Tax Characterization. For purposes of U.S. federal income, state and local income and franchise taxes, unless otherwise required by the relevant Governmental Authority, the Issuer will treat the Notes as debt.
Section 8.3. Negative Covenants. So long as any Securities are outstanding, the Issuer shall not, unless the Required Noteholders shall otherwise consent in writing:
(a)    Sales, Liens, etc. Except pursuant to, or as contemplated by, the Transaction Documents, the Issuer shall not sell, transfer, exchange, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist voluntarily or, for a period in excess of thirty
(30) days, involuntarily any Adverse Claims upon or with respect to any of its assets, including, without limitation, the Trust Estate, any interest therein or any right to receive any amount from or in respect thereof.
(b)    Claims, Deductions. Claim any credit on, or make any deduction from the principal or interest payable in respect of, the Securities (other than amounts properly withheld from such payments under the Code or other applicable Law) or assert any claim against any present or former Noteholder or Certificateholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate.
(c)    Mergers, Acquisitions, Sales, Subsidiaries, etc. The Issuer shall not:
(i)    be a party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, except for Permitted Investments, or sell, transfer, assign, convey or lease any of its property and assets (or any interest therein) other than pursuant to, or as contemplated by, this Indenture or the other Transaction Documents;
(ii)    make, incur or suffer to exist an investment in, equity contribution to, loan or advance to, or payment obligation in respect of the deferred purchase price of property from, any other Person, except for Permitted Investments or pursuant to the Transaction Documents;
(iii)    create any direct or indirect Subsidiary or otherwise acquire direct or indirect ownership of any equity interests in any other Person other than pursuant to the Transaction Documents; or
(iv)    enter into any transaction with any Affiliate except for the transactions contemplated by the Transaction Documents and other transactions upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate.
(d)    Change in Business Policy. The Issuer shall not make any change in the character of its business which would have a Material Adverse Effect.
(e)    Other Debt. Except as provided for herein, the Issuer shall not create, incur, assume or suffer to exist any Indebtedness whether current or funded, other than (i) the Notes, (ii) Indebtedness of the Issuer representing fees, expenses and indemnities arising hereunder or under any Purchase Agreement for the purchase price of the applicable Underlying Securities under any such Purchase Agreement and (iii) other Indebtedness permitted pursuant to Section 8.3(h).
(f)    Certificate of Formation and Issuer LLC Agreement. The Issuer shall not amend its certificate of formation or the Issuer LLC Agreement unless the Required Noteholders have agreed to such amendment.
(g)    Financing Statements. The Issuer shall not authorize the filing of any financing statement (or similar statement or instrument of registration under the Laws of any jurisdiction) or statements relating to the Trust Estate other than the financing statements authorized and filed in connection with and pursuant to the Transaction Documents.
(h)    Business Restrictions. The Issuer shall not (i) engage in any business or transactions, or be a party to any documents, agreements or instruments, other than the Transaction Documents or those incidental to the purposes thereof, or (ii) make any expenditure for any assets (other than the Trust Estate) if such expenditure, when added to other such expenditures made during the same calendar year would, in the aggregate, exceed Ten Thousand Dollars ($10,000); provided, however, that the foregoing will not restrict the Issuer’s ability to pay servicing compensation as provided herein and, so long as no Default, Event of Default or Rapid Amortization Event shall have occurred and be continuing, the Issuer’s ability to make payments or distributions legally made to the Issuer’s members.
(i)    ERISA Matters.
(i)    To the extent applicable, the Issuer will not (A) engage or permit any of its respective ERISA Affiliates, in each case over which the Issuer has control, to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (B) fail to make, or permit the Seller, or any of its ERISA Affiliates, in each case over which the Issuer has control, to fail to make, any payments to any Multiemployer Plan that the Issuer, the Seller or any of their respective ERISA Affiliates is required to make under the agreement relating to such Multiemployer Plan or any Law pertaining thereto; (C) terminate, or permit the Seller, or any of its ERISA Affiliates, in each case over which the Issuer has control, to terminate, any Pension Plan so as to result in any liability to the Issuer, the Seller or any of their ERISA Affiliates; or
(D) permit to exist any occurrence of any reportable event described in Title IV of ERISA with respect to a Pension Plan, if such prohibited transactions, failures to make payment, terminations and reportable events described in clauses (A), (B), (C) and (D) above would in the aggregate have a Material Adverse Effect.
(ii)    The Issuer will not permit to exist any failure to satisfy the minimum funding standard (as described in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan.
(iii)    The Issuer will not cause or permit, nor permit any of its ERISA Affiliates over which the Issuer has control, to cause or permit, the occurrence of an ERISA Event with respect to any Pension Plans that could result in a Material Adverse Effect.
(j)    Name; Jurisdiction of Organization. The Issuer will not change its name or its jurisdiction of organization (within the meaning of the applicable UCC) without prior written notice to the Indenture Trustee. Prior to or upon a change of its name, the Issuer will make all filings (including filings of financing statements on form UCC-1) and recordings necessary to maintain the perfection of the interest of the Indenture Trustee in the Trust Estate pursuant to this Indenture. The Issuer further agrees that it will not become or seek to become organized under the Laws of more than one jurisdiction. In the event that the Issuer desires to so change its jurisdiction of organization or change its name, the Issuer will make any required filings and prior to actually making such change the Issuer will deliver to the Indenture Trustee (i) an Officer’s Certificate and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Indenture Trustee in the Trust Estate in respect of such change and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.
(k)    Tax Matters. The Issuer will not take any action that could cause, and will not omit to take any action, which omission could cause, the Issuer to become taxable as a corporation for U.S. federal income tax purposes.

(l)    Accounts. The Issuer shall not maintain any bank accounts other than the Trust Accounts; provided, however, that the Issuer may maintain a general bank account to, among other things, receive and hold funds distributed to it, and to pay ordinary-course operating expenses, as applicable. The Issuer shall not add any additional Trust Accounts unless the Indenture Trustee (subject to Section 15.1 hereto) shall have consented thereto and received a copy of any documentation with respect thereto. The Issuer shall not terminate any Trust Accounts or close any Trust Accounts unless the Indenture Trustee shall have received at least thirty (30) days’ prior notice of such termination and (subject to Section 15.1 hereto) shall have consented thereto.
Section 8.4. Further Instruments and Acts. The Issuer will execute and deliver such further instruments, furnish such other information and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.
Section 8.5. [Reserved].
Section 8.6. Perfection Representations. The parties hereto agree that the Perfection Representations shall be a part of this Indenture for all purposes.
ARTICLE 9.

RAPID AMORTIZATION EVENTS AND REMEDIES
Section 9.1. Rapid Amortization Events. A “Rapid Amortization Event,” wherever used herein, means any one of the following events:
(a)    default in the payment of any interest on the Notes on any Payment Date, and such default shall continue (and shall not have been waived by the Required Noteholders) for a period of three (3) Business Days after receipt of notice thereof from the Indenture Trustee or the Required Noteholders;
(b)    default in the payment of the principal of or any installment of the principal of the Notes when the same becomes due and payable, and such default shall continue (and shall not have been waived by the Required Noteholders) for a period of three (3) Business Days after receipt of notice thereof from the Indenture Trustee or the Required Noteholders;
(c)    commencing with the three (3) consecutive Payment Dates ending with the June 2023 Payment Date, the Three-Month Average Underlying Loss Percentage shall have been greater than 13.0% on three (3) consecutive Payment Dates;
(d)    a “Rapid Amortization Event” (as defined in the applicable Underlying Indenture) shall have occurred with respect to any Underlying Issuer (other than the 2021-A Issuer);
(e)    the failure of the Issuer to maintain any Financial Covenant;
(f)    the failure of the Issuer to provide, or cause to be provided, the Monthly Report when due, which failure shall continue unremedied for a period of three (3) days after receipt of notice thereof from the Indenture Trustee or the Required Noteholders;
(g)    a failure on the part of the Seller duly to observe or perform any other covenants or agreements of the Seller set forth in any Purchase Agreement or the other Transaction
Documents, which failure has a material adverse effect on the interests of the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which notice of such failure, requiring the same to be remedied, shall have been given by registered or certified mail to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by the Required Noteholders;
(h)    any representation, warranty or certification made by the Seller in any Purchase Agreement, in the other Transaction Documents or in any certificate delivered pursuant thereto shall prove to have been inaccurate when made or deemed made and such inaccuracy has a material adverse effect on the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which a notice specifying such incorrect representation or warranty and requiring the same to be remedied, shall have been given by registered or certified mail to the Seller by the Indenture Trustee, or to the Seller and the Indenture Trustee by the Required Noteholders; or
(i)    the occurrence of an Administrator Default that continues unremedied for a period of three (3) days after receipt of notice thereof from the Indenture Trustee or the Required Noteholders;
(j)    the occurrence of an Event of Default;
The Required Noteholders may waive any Rapid Amortization Event and its consequences.
ARTICLE 10. REMEDIES
Section 10.1. Events of Default. An “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(i)    the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer, the Seller, or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days;
(ii)    the commencement by the Issuer or the Seller of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar Law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such Law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the
Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing;
(iii)    a failure on the part of the Issuer duly to observe or perform any other covenants or agreements of the Issuer set forth in this Indenture or the other Transaction Documents, which failure has a material adverse effect on the interests of the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which notice of such failure, requiring the same to be remedied, shall have been given by registered or certified mail to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by the Required Noteholders;
(iv)    any representation, warranty or certification made by the Issuer in this Indenture, in the other Transaction Documents or in any certificate delivered pursuant thereto shall prove to have been inaccurate when made or deemed made and such inaccuracy has a material adverse effect on the Noteholders (as reasonably determined by the Required Noteholders) and which continues unremedied for a period of thirty (30) days after the date on which a notice specifying such incorrect representation or warranty and requiring the same to be remedied, shall have been given by registered or certified mail to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by the Required Noteholders;
(v)    the Indenture Trustee shall cease to have a first-priority perfected security interest in all or a material portion of the Trust Estate;
(vi)    the Issuer shall have become subject to regulation by the Securities and Exchange Commission as an “investment company” under the Investment Company Act;
(vii)    the Issuer shall become taxable as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes; or
(viii)    a lien shall be filed pursuant to Section 430 or Section 6321 of the Code with regard to the Issuer and such lien shall not have been released within thirty (30) days.
Section 10.2. Rights of the Indenture Trustee Upon Events of Default.
(a)    If and whenever an Event of Default (other than in clause (i) and (ii) of Section 10.1) shall have occurred and be continuing, the Indenture Trustee may, and at the written direction of the Required Noteholders shall, cause (x) the principal amount of all Notes outstanding to be immediately due and payable at par, together with interest thereon and (y) all remaining amounts payable on the Certificates to be immediately due and payable. If an Event of Default with respect to the Issuer specified in clause (i) or (ii) of Section 10.1 shall occur, all unpaid principal of and accrued interest on all the Notes outstanding and all remaining amounts payable shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Indenture Trustee or any Noteholder or Certificateholder. If an Event of Default shall have occurred and be continuing, the Indenture Trustee may exercise from time to time any rights and remedies available to it under applicable Law and Section 10.4. Any amounts obtained by the Indenture Trustee on account of or as a result of the exercise by the Indenture Trustee of any right shall be held by the Indenture Trustee as additional collateral for the repayment of the Secured Obligations and shall be applied in accordance with Article 5 hereof.
(b)    If an Event of Default shall have occurred and be continuing, then at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article 10 provided, the Required Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:
(i)    the Issuer has paid to or deposited with the Indenture Trustee a sum sufficient to pay
(A)    all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and
(B)    all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements of the Indenture Trustee and its agents and counsel; and
(ii)    all Events of Default, other than the nonpayment of the principal of the Notes and amounts payable on the Certificates that have become due solely by such acceleration, have been cured or waived as provided in Section 10.6.
No such rescission shall affect any subsequent default or impair any right consequent thereto.
(c)    Additional Remedies. In addition to any rights and remedies now or hereafter granted hereunder or under applicable Law with respect to the Trust Estate, the Indenture Trustee shall have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.
Section 10.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.
(a)    The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five (5) days, or (ii) default is made in the payment of the principal of any Note when the same becomes due and payable on the Legal Final Payment Date, the Issuer will pay to it, for the benefit of the Noteholders and Certificateholders, the whole amount then due and payable on the Notes and Certificates for principal, interest and other amounts, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.
(b)    If an Event of Default occurs and is continuing, the Indenture Trustee may (in its discretion) and, at the written direction of the Required Noteholders, shall proceed to protect and enforce its rights and the rights of the Secured Parties by such appropriate Proceedings to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by Law; provided, however, that the Indenture Trustee shall sell or otherwise liquidate the Trust Estate or any portion thereof only in accordance with Section 10.4(d) and Section 10.5.
(c)    In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all the Secured Parties, and it shall not be necessary to make any such Person a party to any such Proceedings.
(d)    In case there shall be pending, relative to the Issuer or any other obligor upon the Securities or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar Law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal or other amount of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:
(i)    to file and prove a claim or claims for the whole amount of principal, interest and other amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Secured Parties allowed in such Proceedings;
(ii)    unless prohibited by applicable Law, to vote on behalf of the Secured Parties in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;
(iii)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Secured Parties and of the Indenture Trustee on their behalf; and
(iv)    to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Secured
Parties allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;
and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Secured Parties to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Secured Parties, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, bad faith or willful misconduct.
(e)    Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Secured Party or to authorize the Indenture Trustee to vote in respect of the claim of any Secured Party in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.
(f)    All rights of action and of asserting claims under this Indenture or under any of the Securities may be enforced by the Indenture Trustee without the possession of any of the Securities or the production thereof in any Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the Secured Parties.
Section 10.4. Remedies. If an Event of Default shall have occurred and be continuing, the Indenture Trustee may and, at the written direction of the Required Noteholders, shall do one or more of the following:
(a)    institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable under the Transaction

Documents, enforce any judgment obtained, and collect from the Issuer and any other obligor under the Transaction Documents moneys adjudged due;
(b)    subject to Section 10.5, institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;
(c)    subject to the limitations set forth in clause (d) below and Section 10.5, exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Secured Parties; and
(d)    subject to Section 10.5, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by Law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless:
(i)    the Holders of 100% of the outstanding Notes direct such sale and liquidation,
(ii)    the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid with respect to all outstanding Notes for principal and interest and any other amounts due Noteholders, or
(iii)    the Indenture Trustee determines that the proceeds of the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on all outstanding Notes as such amounts would have become due if such Notes had not been declared due and payable and the Required Noteholders direct such sale and liquidation.
In determining such sufficiency or insufficiency with respect to clauses (d)(ii) and (d)(iii), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Underlying Securities in the Trust Estate for such purpose.
The Indenture Trustee may maintain a Proceeding even if it does not possess any of the Notes or does not produce any of them in the Proceeding, and any such Proceeding instituted by the Indenture Trustee shall be in its own name as trustee. All remedies are cumulative to the extent permitted by Law.
Section 10.5. Priority of Remedies Exercised Against the Underlying Securities. Notwithstanding any other provision of this Indenture, if any remedies available under this Article X are to be exercised against the Trust Estate consisting of the Underlying Securities, such remedies shall be exercised first against the Underlying Securities in the First Priority Custody Account and shall only by exercised against the Underlying Securities in the Second Priority Custody Account if the proceeds of exercising remedies against the Underlying Securities in the First Priority Custody Account are insufficient to discharge in full all amounts then due and unpaid with respect to all outstanding Notes for principal and interest and any other amounts due Noteholders (such sufficiency being determined in accordance with Section 10.4(d)). For the avoidance of doubt, the agreement to exercise any such remedies against the Underlying Securities in accordance with this Section 10.5, shall in no way mitigate, minimize, waive and/or otherwise affect the remedies available under this Article X.
Section 10.6. Waiver of Past Events. If an Event of Default shall have occurred and be continuing, prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 10.2(a), the Required Noteholders may waive any past Default or Event of Default and its consequences except a Default in payment of principal of any of the Notes. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.
Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.
Section 10.7. Limitation on Suits. No Noteholder or Certificateholder have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(i)    such Noteholder or Certificateholder previously has given written notice to the Indenture Trustee of a continuing Event of Default;
(ii)    the Holders of not less than 25% of the outstanding principal amount of all Notes (or, if all Notes have been paid in full, Certificateholders representing 25% of the Certificates) have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;
(iii)    such Noteholder has offered and provided to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;
(iv)    the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and
(v)    no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Required Noteholders;
it being understood and intended that no one or more Noteholder or Certificateholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholder or Certificateholder or to obtain or to seek to obtain priority or preference over any other Noteholder or Certificateholder or to enforce any right under this Indenture, except in the manner herein provided.
In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Secured Parties, each representing less than the Required Noteholders, the Indenture Trustee shall proceed in accordance with the request of the greater majority of the outstanding principal amount or par value of the Notes, as determined by reference to such requests.
Section 10.8. Unconditional Rights of Holders to Receive Payment; Withholding
Taxes.
(a)    Notwithstanding any other provision of this Indenture except as provided in
Section 10.8(b) and (c), the right of any Noteholder or Certificateholder to receive payment of principal, interest or other amounts, if any, on the Securities, on or after the respective due dates expressed in the Securities or in this Indenture (or, in the case of redemption, on or after the Redemption Date), or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder or Certificateholder .
(b)    Promptly upon request, each Noteholder or Certificateholder shall provide to the Indenture Trustee and/or the Issuer (or other person responsible for withholding of taxes,

including but not limited to FATCA Withholding Tax, or delivery of information under FATCA) with the Tax Information.
(c)    The Paying Agent shall (or if the Indenture Trustee is not the Paying Agent, the Indenture Trustee shall cause the Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent shall) comply with the provisions of this Indenture applicable to it, comply with all requirements of the Code with respect to the withholding from any payments to Noteholders or Certificateholders, including FATCA Withholding Tax (including obtaining and retaining from Persons entitled to payments with respect to the Notes or Certificates any Tax Information and making any withholdings with respect to the Notes or Certificates as required by the Code (including FATCA) and paying over such withheld amounts to the appropriate Governmental Authority), comply with respect to any applicable reporting requirements in connection with any payments to Noteholders or Certificateholders, and, upon request, provide any Tax Information to the Issuer.
Section 10.9. Restoration of Rights and Remedies. If any Noteholder or Certificateholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder or Certificateholder, then and in every such case the Issuer, the Indenture Trustee, the Noteholders and Certificateholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders and Certificateholders shall continue as though no such Proceeding had been instituted.
Section 10.10. The Indenture Trustee May File Proofs of Claim. The Indenture Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and the Noteholders and Certificateholders allowed in any judicial Proceedings relative to the Issuer (or any other obligor upon the Securities), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial Proceeding is hereby authorized by each Noteholder and Certificateholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders and Certificateholders to pay the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 11.6 and 11.17. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 11.6 and 11.17 out of the estate in any such Proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, notes and other properties which the Noteholders and Certificateholders may be entitled to receive in such Proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Noteholder or Certificateholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or Certificateholder in any such Proceeding.

Section 10.11. Priorities. Following the declaration of an Event of Default or a Rapid Amortization Event pursuant to Section 9.1 or 10.2, all amounts in any Payment Account, including any money or property collected pursuant to Section 10.4 (after deducting the reasonable costs and expenses of such collection), shall be applied by the Indenture Trustee on the related Payment Date in accordance with the provisions of Article 5.
The Indenture Trustee may fix a record date and payment date for any payment to Secured Parties pursuant to this Section. At least fifteen (15) days before such record date the Issuer shall mail to each Secured Party and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.
Section 10.12. Undertaking for Costs. All parties to this Indenture agree, and each Secured Party shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate outstanding principal balance of the Notes on the date of the filing of such action, (c) any suit instituted by any Certificateholder, or group of Certificateholders, in each case holding in the aggregate more than 10% of the Certificates on the date of the filing of such action, (d) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date) or (e) any suit instituted by any Certificateholder for the enforcement of the payment of any amount on any Certificate on or after the respective due dates expressed in such Certificate and in this Indenture.
Section 10.13. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Secured Parties is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by Law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 10.14. Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee or any Secured Party to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article 10 or by Law to the Indenture Trustee or to the Secured Parties may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Secured Parties, as the case may be.
Section 10.15. Control by Noteholders. The Required Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

(i)    such direction shall not be in conflict with any Law or with this Indenture;
(ii)    subject to the express terms of Section 10.4 and Section 10.5, any direction to the Indenture Trustee to sell or liquidate the Underlying Securities shall be by the Holders of Notes representing not less than 100% of the aggregate outstanding principal balance of all the Notes;
(iii)    the Indenture Trustee shall have been provided with indemnity satisfactory to it; and
(iv)    the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;
provided, however, that, subject to Section 11.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.
Section 10.16. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension Law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such Law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such Law had been enacted.
Section 10.17. Action on Securities. The Indenture Trustee’s right to seek and recover judgment on the Securities or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Secured Parties shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.
Section 10.18. Performance and Enforcement of Certain Obligations.
(a)    The Issuer agrees to take all such lawful action as is necessary and desirable to compel or secure the performance and observance by the Seller and the Parent, as applicable, of each of their obligations to the Issuer under or in connection with the Transaction Documents in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Transaction Documents, including the transmission of notices of default on the part of the Seller or the Parent thereunder and the institution of legal or administrative actions or Proceedings to compel or secure performance by the Seller or the Parent of each of their obligations under the Transaction Documents.
(b)    If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing) of the Required Noteholders shall, subject to Section 10.2(b), exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Parent under or in connection with the Transaction Documents, including the right or power to take any action to compel or secure performance or observance by the Seller or the Parent of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Transaction Documents, and any right of the Issuer to take such action shall be suspended.
Section 10.19. Reassignment of Surplus. Promptly after termination of this Indenture and the payment in full of the Secured Obligations, any proceeds of all the Underlying Securities and other assets in the Trust Estate received or held by the Indenture Trustee shall be turned over to the Issuer and the Underlying Securities and other assets in the Trust Estate shall be released to the Issuer by the Indenture Trustee without recourse to the Indenture Trustee and without any representations, warranties or agreements of any kind.
ARTICLE 11.

THE INDENTURE TRUSTEE
Section 11.1. Duties of the Indenture Trustee.
(a)    If an Event of Default has occurred and is continuing, and of which a Trust Officer of the Indenture Trustee has written notice, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture and any related document, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided, however, that the Indenture Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Event of Default of which a Trust Officer has not received written notice; and provided, further that the preceding sentence shall not have the effect of insulating the Indenture Trustee from liability arising out of the Indenture Trustee’s negligence or willful misconduct.
(b)    Except during the occurrence and continuance of an Event of Default of which a Trust Officer of the Indenture Trustee has written notice:
(i)    the Indenture Trustee undertakes to perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture or any related document against the Indenture Trustee; and
(ii)    in the absence of bad faith on its part, the Indenture Trustee may conclusively rely (without independent confirmation, verification, inquiry or investigation of the contents thereof), as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and, if applicable, the Transaction Documents to which the Indenture Trustee is a party, provided, further, that the Indenture Trustee shall not be responsible for the accuracy or content of any of the aforementioned documents and the Indenture Trustee shall have no obligation to verify or recompute any numeral information provided to it pursuant to the Transaction Documents.
(c)    No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that:
(i)    this clause does not limit the effect of clause (b) of this Section 11.1;
(ii)    the Indenture Trustee shall not be personally liable for any error of judgment made in good faith by a Trust Officer or Trust Officers of the Indenture Trustee, unless it is conclusively determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review that the Indenture Trustee was negligent in ascertaining the pertinent facts; or

(iii)    the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the terms of this Indenture or the Transaction Documents.
(d)    Notwithstanding anything to the contrary contained in this Indenture or any of the Transaction Documents, no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if there is reasonable ground (as determined by the Indenture Trustee in its sole discretion) for believing that the repayment of such funds or adequate indemnity against such risk is not reasonably assured to it by the security afforded to it by the terms of this Indenture.
(e)    Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Article .
(f)    The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Servicing Agreement.
(g)    Without limiting the generality of this Section 11.1 and subject to the other provisions of this Indenture, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof or to see to the validity, perfection, continuation, or value of any lien or security interest created herein, (ii) to see to the payment or discharge of any tax, assessment or other governmental Lien owing with respect to, assessed or levied against any part of the Issuer,
(iii) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or (iv) to confirm or effect the acquisition or maintenance of any insurance. The Indenture Trustee shall be authorized to, but shall in no event have any duty or responsibility to, file any financing or continuation statements or record any documents or instruments in any public office at any time or times or otherwise perfect or maintain any security interest in the Trust Estate.
(h)    Subject to Section 11.1(d), in the event that the Paying Agent or the Transfer Agent and Registrar (if other than the Indenture Trustee) shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Indenture, the Indenture Trustee shall be obligated as soon as practicable upon written notice to a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.
(i)    [Reserved].
(j)    Subject to Section 11.4, all moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by Law or the Transaction Documents.
(k)    Nothing contained herein shall be deemed to authorize the Indenture Trustee to engage in any business operations or any activities other than those set forth in this Indenture. Specifically, the Indenture Trustee shall have no authority to engage in any business operations, acquire any assets other than those specifically included in the Trust Estate under this Indenture or otherwise vary the assets held by the Issuer. Similarly, the Indenture Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Indenture.
(l)    The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Default or Event of Default unless a

Trust Officer of the Indenture Trustee shall have received written notice thereof. In the absence of receipt of such notice, the Indenture Trustee may conclusively assume that there is no Default or Event of Default.
(m)    [Reserved].
(n)    The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer, Oportun and/or a specified percentage of Noteholders or Certificateholders under circumstances in which such direction is required or permitted by the terms of this Indenture or other Transaction Document.
(o)    The enumeration of any permissive right or power herein or in any other Transaction Document available to the Indenture Trustee shall not be construed to be the imposition of a duty.
(p)    The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may separately agree in writing with the Issuer.
(q)    Every provision of the Indenture or any related document relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Article.
Section 11.2. Rights of the Indenture Trustee.    Except as otherwise provided by Section 11.1:
(a)    The Indenture Trustee may conclusively rely on and shall be protected in acting upon or refraining from acting upon and in accord with, without any duty to verify the contents or recompute any calculations therein, any document (whether in its original or facsimile form), including the annual certificate, the monthly payment instructions and notification to the Indenture Trustee, the Monthly Report, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document, believed by it to be genuine and to have been signed by or presented by the proper Person. Without limiting the Indenture Trustee’s obligations to examine pursuant to Section 11.1(b)(ii), the Indenture Trustee need not investigate any fact or matter stated in the document.
(b)    Before the Indenture Trustee acts or refrains from acting, the Indenture Trustee may require an Officer’s Certificate or an Opinion of Counsel or consult with counsel of its selection and the Officer’s Certificate or the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.
(c)    The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, custodians and nominees and the Indenture Trustee shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorneys, custodian or nominee so long as such agent, custodian or nominee is appointed with due care.
(d)    The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture; provided, however, that the Indenture Trustee’s conduct does not constitute willful misconduct or negligence.
(e)    The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders or Certificateholders, pursuant to the provisions of this Indenture, unless such Noteholders or Certificateholders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee (in its sole discretion) against the costs, expenses (including attorneys’ fees and expenses) and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
(f)    The Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (including, the annual certificate, the monthly payment instructions and notification to the Indenture Trustee or the Monthly Report), unless requested in writing so to do by the Holders of Securities evidencing not less than 25% of the aggregate outstanding principal balance or par value of the Securities, but the Indenture Trustee may, but is not obligated to, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request.
(g)    The Indenture Trustee shall have no liability for the selection of Permitted Investments and shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Indenture Trustee’s own willful misconduct or negligence. The Indenture Trustee shall have no obligation to invest or reinvest any amounts except as directed by the Issuer (or the Administrator) in accordance with this Indenture.
(h)    The Indenture Trustee shall not be liable for the acts or omissions of any successor to the Indenture Trustee so long as such acts or omissions were not the result of the negligence, bad faith or willful misconduct of the predecessor Indenture Trustee.
(i)    The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee and the entity serving as Indenture Trustee (a) in each of its capacities hereunder and under the Transaction Documents, and to each agent, custodian and other Person employed to act hereunder or thereunder and (b) in each document to which it is a party (in any capacity) whether or not specifically set forth herein or therein; provided that the Securities Intermediary and the Depositary Bank shall comply with Section 5.3.
(j)    Except as may be required by Sections 11.1(b)(ii), 11.2(a) and 11.2(f), the Indenture Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Trust Estate for the purpose of establishing the presence or absence of defects, the compliance by the Seller, the Parent or the Administrator with their respective representations and warranties or for any other purpose.
(k)    Without limiting the Indenture Trustee’s obligation to examine pursuant to Section 11.1(b)(ii), the Indenture Trustee shall not be bound to make any investigation into (i) the performance or observance by the Issuer or any other Person of any of the covenants, agreements or other terms or conditions set forth in this Indenture or in any related document, (ii) the occurrence of any default, or the validity, enforceability, effectiveness or genuineness of this Indenture, any related document or any other agreement, instrument or document, (iii) the creation, perfection or priority of any Lien purported to be created by this Indenture or any related document,
(iv) the value or the sufficiency of any collateral or (v) the satisfaction of any condition set forth in this Indenture or any related document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney, and shall incur no liability of any kind by reason of such inquiry or investigation.
(l)    In no event shall the Indenture Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
(m)    The Indenture Trustee may, from time to time, request that the Issuer and any other applicable party deliver a certificate (upon which the Indenture Trustee may conclusively rely) setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture or any related document together with a specimen signature of such authorized officers; provided, however, that from time to time, the Issuer or such other applicable party may, by delivering to the Indenture Trustee a revised certificate, change the information previously provided by it pursuant to the Indenture, but the Indenture Trustee shall be entitled to conclusively rely on the then current certificate until receipt of a superseding certificate.
(n)    The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture or any related document shall not be construed as a duty.
(o)    Except for notices, reports and other documents expressly required to be furnished to the Holders by the Indenture Trustee hereunder, the Indenture Trustee shall not have any duty or responsibility to provide any Holder with any other information concerning the Issuer or any other parties to any related documents which may come into the possession of the Indenture Trustee or any of its officers, directors, employees, agents, representatives or attorneys-in-fact.
(p)    If the Indenture Trustee requests instructions from the Issuer, the Administrator or the Holders with respect to any action or omission in connection with this Indenture, the Indenture Trustee shall be entitled (without incurring any liability therefor) to refrain from taking such action and continue to refrain from acting unless and until the Indenture Trustee shall have received written instructions from the Issuer, the Administrator or the Holders, as applicable, with respect to such request.
(q)    In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Indenture Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Indenture Trustee. Accordingly, each of the parties agrees to provide to the Indenture Trustee upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Indenture Trustee to comply with Applicable Law.
(r)    In no event shall the Indenture Trustee be liable for any failure or delay in the performance of its obligations under this Indenture or any related documents because of circumstances beyond the Indenture Trustee’s control, including, but not limited to, a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Indenture or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond the Indenture Trustee’s control whether or not of the same class or kind as specified above.
(s)    The Indenture Trustee shall not be liable for failing to comply with its obligations under this Indenture in so far as the performance of such obligations is dependent upon the timely receipt of instructions and/or other information from any other Person which are not received or not received by the time required.
(t)    The Indenture Trustee shall be fully justified in failing or refusing to take any action under this Indenture or any other related document if such action (A) would, in the reasonable opinion of the Indenture Trustee, in good faith (which may be based on the advice or opinion of counsel), be contrary to applicable Law, this Indenture or any other related document, or (B) is not provided for in the Indenture or any other related document.
(u)    The Indenture Trustee shall not be required to take any action under this Indenture or any related document if taking such action (A) would subject the Indenture Trustee to a tax in any jurisdiction where it is not then subject to a tax, or (B) would require the Indenture Trustee to qualify to do business in any jurisdiction where it is not then so qualified.
(v)    The Indenture Trustee shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document other than this Indenture or any other Transaction Document to which it is a party, whether or not an original or a copy of such agreement has been provided to the Indenture Trustee.
(w)    The Indenture Trustee shall have no obligation or duty to determine or otherwise monitor any Person’s compliance with the Credit Risk Retention Rules or any other laws, rules or regulations of any other jurisdiction related to risk retention.
(x)    Notwithstanding anything contained in this Indenture or any other Transaction Document to the contrary, the Indenture Trustee shall be under no obligation (i) to monitor, determine or verify the unavailability or cessation of any applicable benchmark interest rate, or whether or when there has occurred, or to give notice to any other Person of the occurrence of, any date on which such rate may be required to be transitioned or replaced in accordance with the terms of the Transaction Documents, applicable law or otherwise, (ii) to select, determine or designate any replacement to such rate, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any modifier to any replacement or successor index, or (iv) to determine whether or what any amendments to this Indenture or the other Transaction Documents are necessary or advisable, if any, in connection with any of the foregoing.
Section 11.3. Indenture Trustee Not Liable for Recitals in Securities. The Indenture Trustee assumes no responsibility for the correctness of the recitals contained in this Indenture and in the Securities (other than the signature and authentication of the Indenture Trustee on the Securities). Except as set forth in Section 11.16, the Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities (other than the signature and authentication of the Indenture Trustee on the Securities) or of any asset of the Trust Estate or related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer or the Seller of any of the Securities or of the proceeds of such Securities, or for the use or application of any funds paid to the Seller or to the Issuer in respect of the Trust Estate or deposited in or withdrawn from the Payment Account by Oportun.
Section 11.4. Individual Rights of the Indenture Trustee; Multiple Capacities. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuer or an Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Transfer Agent and Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 11.9 and 11.11. It is expressly acknowledged, agreed and consented to that Wilmington Trust, National Association will be acting in the capacities of Indenture Trustee, Paying Agent, Depositary Bank and Securities Intermediary. Wilmington Trust, National Association may, in such multiple capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wilmington Trust, National Association of express duties set forth in this Indenture or any other Transaction Documents in any such capacities, all of which defenses, claims or assertions are hereby expressly waived by the Issuer, the Holders and any other Person having rights pursuant hereto or thereto and to disclaim any potential liability. For the avoidance of doubt, any actions taken by the Securities Intermediary with respect to the First Priority Custody Account or the Second Priority Custody Account shall be taken pursuant to the terms of the Custody Agreement and, so long as this Indenture is in effect, the provisions of this Indenture applicable to the Securities Intermediary; it being understood that any such actions shall be taken solely in accordance with the Custody Agreement and, so long as this Indenture is in effect, the provisions of this Indenture applicable to the Securities Intermediary, and Wilmington Trust, National Association will discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wilmington Trust, National Association of express duties set forth in this Indenture or any other Transaction Documents in any such capacities, all of which defenses, claims or assertions are hereby expressly waived by the Issuer, the Holders and any other Person having rights pursuant hereto or thereto and to disclaim any potential liability.
Section 11.5. Notice of Defaults. If a Default, Event of Default or Rapid Amortization Event occurs and is continuing and if a Trust Officer of the Indenture Trustee receives written notice or has actual knowledge thereof, the Indenture Trustee shall promptly provide each Notice Person (and, with respect to any Event of Default or Rapid Amortization Event, each Noteholder and Certificateholder), to the extent possible by email or facsimile, and, otherwise, by first class mail at their respective addresses appearing in the Register.
Section 11.6. Compensation.
(a)    To the extent not otherwise paid pursuant to the Indenture, the Issuer covenants and agrees to pay to the Indenture Trustee from time to time, and the Indenture Trustee shall be entitled to receive, such compensation as the Issuer and the Indenture Trustee shall agree in writing from time to time (which compensation shall not be limited by any provision of Law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Indenture Trustee, and, the Issuer will pay or reimburse the Indenture Trustee (without reimbursement from the Payment Account or otherwise) all reasonable expenses, disbursements and advances (including legal fees and costs and costs of persons not regularly employed by the Indenture Trustee) incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture except any such expense, disbursement or advance as may arise from its own willful misconduct or negligence.
(b)    The obligations of the Issuer under this Section 11.6 shall survive the termination of this Indenture and the resignation or removal of the Indenture Trustee.
Section 11.7. Replacement of the Indenture Trustee.
(a)    A resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee’s acceptance of appointment as provided in this Section 11.7.
(b)    The Indenture Trustee may, after giving sixty (60) days’ prior written notice to the Issuer, resign at any time and be discharged from the trust hereby created; provided, however, that no such resignation of the Indenture Trustee shall be effective until a successor trustee has assumed the obligations of the Indenture Trustee hereunder. The Issuer may remove the Indenture Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor trustee if:
(i)    the Indenture Trustee fails to comply with Section 11.9;
(ii)    a court or federal or state bank regulatory agency having jurisdiction in the premises in respect of the Indenture Trustee shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee’s property, or ordering the winding-up or liquidation of the Indenture Trustee’s affairs;
(iii)    the Indenture Trustee consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee’s property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing; or
(iv)    the Indenture Trustee becomes incapable of acting.
If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason, the Issuer shall promptly appoint a successor Indenture Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning and one copy to the successor trustee.
(c)    If a successor Indenture Trustee does not take office within thirty (30) days after the retiring Indenture Trustee provides written notice of its resignation or is removed, the retiring Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.
A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring or removed Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders and Certificateholders. The retiring Indenture Trustee shall, at the expense of the Issuer, promptly transfer to the successor Indenture Trustee all property held by it as Indenture Trustee and all documents and statements held by it hereunder; provided, however, that all sums owing to the retiring Indenture Trustee hereunder (and its agents and counsel) have been paid, and the Issuer and the predecessor Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Indenture Trustee all such rights, powers, duties and obligations. Notwithstanding replacement of the Indenture Trustee pursuant to this
Section 11.7, the Issuer’s obligations under Sections 11.6 and 11.17 shall continue for the benefit of the retiring Indenture Trustee.
(d)    Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to this Section 11.7 and payment of all fees and expenses owed to the retiring Indenture Trustee.
(e)    No successor Indenture Trustee shall accept appointment as provided in this Section 11.7 unless at the time of such acceptance such successor Indenture Trustee shall be eligible under the provisions of Section 11.9 hereof.
Section 11.8. Successor Indenture Trustee by Merger, etc. Any Person into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any Person succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.9 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Indenture Trustee shall have.
Section 11.9. Eligibility: Disqualification. The Indenture Trustee hereunder shall at all times be organized and doing business under the Laws of the United States of America or any State thereof authorized under such Laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least BBB- (or the equivalent thereof) by a Rating Agency, having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to Law, then for the purpose of this Section 11.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 11.9, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.
Section 11.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)    Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 11.10 such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co- trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.9 and no notice to Noteholders or Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.7. No co-trustee shall be appointed without the consent of the Issuer unless such appointment is required as a matter of Law or to enable the Indenture Trustee to perform its functions hereunder. The appointment of any co- trustee or separate trustee shall not relieve the Indenture Trustee of any of its obligations hereunder.
(b)    Every separate trustee and co-trustee shall, to the extent permitted by Law, be appointed and act subject to the following provisions and conditions:
(i)    the Securities shall be authenticated and delivered solely by the Indenture Trustee or an authenticating agent appointed by the Indenture Trustee;
(ii)    all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any Law (whether as Indenture Trustee hereunder), the Indenture Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;
(iii)    no trustee hereunder shall be personally liable by reason of any act or omission of any other trustees, hereunder, including acts or omissions of predecessor or successor trustees;
(iv)    the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and
(v)    the Indenture Trustee shall remain primarily liable for the actions of any co-trustee.
(c)    Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article 11. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to Oportun.
(d)    Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by Law, to do any lawful act under or in respect to this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by Law, without the appointment of a new or successor Indenture Trustee.
Section 11.11. [Reserved].
Section 11.12. Taxes. The Indenture Trustee shall not be liable for any liabilities, costs or expenses of the Issuer, the Noteholders, the Note Owners or the Certificateholders arising under any tax Law, including without limitation federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).
Section 11.13. [Reserved].
Section 11.14. Suits for Enforcement. If an Event of Default shall occur and be continuing, the Indenture Trustee, may (but shall not be obligated to) subject to the provisions of Section 2.01 of the Servicing Agreement, proceed to protect and enforce its rights and the rights of any Secured Party under this Indenture or any other Transaction Document by a Proceeding, whether for the specific performance of any covenant or agreement contained in this Indenture or such other Transaction Document or in aid of the execution of any power granted in this Indenture or such other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or any Secured Party.
Section 11.15. Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder and Certificateholder such information as may be expressly required by the Code.
Section 11.16. Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants to the Issuer and the Secured Parties that:
(i)    the Indenture Trustee is a national banking association with trust powers duly organized, existing and authorized to engage in the business of banking under the Laws of the United States;
(ii)    the Indenture Trustee has full power, authority and right to execute, deliver and perform this Indenture and to authenticate the Securities, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and to authenticate the Securities;
(iii)    this Indenture has been duly executed and delivered by the Indenture Trustee; and
(iv)    the Indenture Trustee meets the requirements of eligibility hereunder set forth in Section 11.9.
Section 11.17. The Issuer Indemnification of the Indenture Trustee. The Issuer shall fully indemnify, defend and hold harmless the Indenture Trustee (and any predecessor Indenture Trustee) and its directors, officers, agents and employees from and against any and all loss, liability, claim, expense, damage or injury suffered or sustained of whatever kind or nature regardless of their merit, demanded, asserted, or claimed directly or indirectly relating to any acts, omissions or alleged acts or omissions arising out of the activities of the Indenture Trustee pursuant to this Indenture and any other Transaction Document to which it is a party or any transaction contemplated hereby or thereby, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, Proceeding or claim; provided, however, that the Issuer shall not indemnify the Indenture Trustee or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute negligence or willful misconduct by the Indenture Trustee. The indemnity provided herein shall (i) survive the termination of this Indenture and the resignation and removal of the Indenture Trustee, and (ii) apply to the Indenture Trustee (including
(a) in its capacity as Agent and (b) Wilmington Trust, National Association, as Securities Intermediary and Depositary Bank).
Section 11.18. Indenture Trustee’s Application for Instructions from the Issuer. Any application by the Indenture Trustee for written instructions from the Issuer or the Administrator may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. Subject to Section 11.1, the Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than thirty (30) days after the date any Responsible Officer of the Issuer or the Administrator actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.
Section 11.19. [Reserved].
Section 11.20. Maintenance of Office or Agency. The Indenture Trustee will maintain an office or offices, or agency or agencies, where notices and demands to or upon the Indenture Trustee in respect of the Securities and this Indenture may be served. The Indenture Trustee initially appoints its Corporate Trust Office as its office for such purposes. The Indenture Trustee will give prompt written notice to the Issuer, Oportun, the Noteholders and the Certificateholders of any change in the location of the Register or any such office or agency.
Section 11.21. Concerning the Rights of the Indenture Trustee. The rights, privileges and immunities afforded to the Indenture Trustee in the performance of its duties under this Indenture shall apply equally to the performance by the Indenture Trustee of its duties under each other Transaction Document to which it is a party.
Section 11.22. Direction to the Indenture Trustee. The Issuer hereby directs the Indenture Trustee to enter into the Transaction Documents.
ARTICLE 12.

DISCHARGE OF INDENTURE
Section 12.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Securities except as to (i) rights of Noteholders to receive payments of principal thereof and interest thereon and any other amount due to Noteholders, (ii) rights of Certificateholders to receive payments of amount distributable to Certificateholders,
(iii) Sections 8.1, 11.6, 11.12, 11.17, 12.2, 12.5(b), 15.16 and 15.17, (iv) the rights, obligations under Sections 12.2 and 15.17 and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Sections 11.6 and 11.17) and (v) the rights of Noteholders and Certificateholders as beneficiaries hereof with respect to the property deposited with the Indenture Trustee as described below payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Securities (and their related Secured Parties), on the Payment Date (the “Indenture Termination Date”) on which the Issuer has paid, caused to be paid or irrevocably deposited or caused to be irrevocably deposited in the applicable Payment Account funds sufficient to pay in full all Secured Obligations, and the Issuer has delivered to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 15.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
After any irrevocable deposit made pursuant to Section 12.1 and satisfaction of the other conditions set forth herein, the Indenture Trustee promptly upon request shall acknowledge in writing the discharge of the Issuer’s obligations under this Indenture except for those surviving obligations specified above.
Section 12.2. Application of Issuer Money. All moneys deposited with the Indenture Trustee pursuant to Section 12.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent to the Noteholder or Certificateholders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal, interest and other amounts; but such moneys need not be segregated from other funds except to the extent required herein or in the other Transaction Documents or required by Law.
The provisions of this Section 12.2 shall survive the expiration or earlier termination of this Indenture.
Section 12.3. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Securities, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Securities shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 8.1 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.
Section 12.4. [Reserved]. Section 12.5. Final Payment.
(a)    Written notice of any termination, specifying the Payment Date upon which the Noteholders or Certificateholders may surrender their Securities for final payment and cancellation, shall be given (subject to at least two (2) Business Days’ prior notice from the Issuer to the Indenture Trustee) by the Indenture Trustee to Noteholders or Certificateholders mailed not later than five (5) Business Days preceding such final payment specifying (i) the Payment Date (which shall be the Payment Date in the month in which the Termination Date occurs) upon which final payment of such Securities will be made upon presentation and surrender of such Securities at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Securities at the office or offices therein specified. The Issuer’s notice to the Indenture Trustee in accordance with the preceding sentence shall be accompanied by an Officer’s Certificate of the

Issuer setting forth the information specified in Article 6 of this Indenture covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Indenture Trustee shall give such notice to the Transfer Agent and the Paying Agent at the time such notice is given to such Noteholders or Certificateholders.
(b)    Notwithstanding the termination or discharge of the trust of the Indenture pursuant to Section 12.1 or the occurrence of the Termination Date, all funds then on deposit in the Payment Account shall continue to be held in trust for the benefit of the Noteholders or Certificateholders and the Paying Agent or the Indenture Trustee shall pay such funds to the Noteholders or Certificateholders upon surrender of their Securities. In the event that all of the Noteholders or Certificateholders shall not surrender their Securities for cancellation within six (6) months after the date specified in the above-mentioned written notice, the Indenture Trustee shall give second written notice to the remaining Noteholders or Certificateholders upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Securities for cancellation and receive the final distribution with respect thereto. If within one and one-half years after the second notice all the Securities shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps or may appoint an agent to take appropriate steps, to contact the remaining Noteholders or Certificateholders concerning surrender of their Securities, and the cost thereof shall be paid out of the funds in the Payment Account held for the benefit of such Noteholders or Certificateholders. The Indenture Trustee and the Paying Agent shall pay to the Issuer upon request any monies held by them for the payment of principal or interest which remains unclaimed for two (2) years. After such payment to the Issuer, Noteholders or Certificateholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property Law designates another Person.
(c)    All Securities surrendered for payment of the final distribution with respect to such Securities and cancellation shall be cancelled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Indenture Trustee and the Issuer.
Section 12.6. Termination Rights of Issuer. Upon the termination of the Lien of the Indenture pursuant to Section 12.1, and after payment of all amounts due hereunder on or prior to such termination, the Indenture Trustee shall execute a written release and reconveyance substantially in the form of Exhibit A hereto pursuant to which it shall release the Lien of the Indenture and reconvey to the Issuer (without recourse, representation or warranty) all right, title and interest in the Trust Estate, whether then existing or thereafter created, all moneys due or to become due with respect to such Trust Estate and all proceeds of the Trust Estate, except for amounts held by the Indenture Trustee or any Paying Agent pursuant to Section 12.5(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Issuer to vest in the Issuer all right, title and interest in the Trust Estate.
Section 12.7. Repayment to the Issuer. The Indenture Trustee and the Paying Agent shall promptly pay to the Issuer upon written request any excess money or, pursuant to Sections
2.10 and 2.13, return any Securities held by them at any time.
ARTICLE 13. AMENDMENTS
Section 13.1. Supplemental Indentures without Consent of the Noteholders. Without the consent of the Holders of any Notes, and, if the Certificateholders’ rights and/or obligations are materially and adversely affected thereby, with the consent of the Required Certificateholders, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indenture supplements or amendments hereto, in form satisfactory to the Indenture Trustee for any of the following purposes:
(a)    to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;
(b)    to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Securities;
(c)    to add to the covenants of the Issuer for the benefit of any Secured Parties or to surrender any right or power herein conferred upon the Issuer;
(d)    to convey, transfer, assign, mortgage or pledge to the Indenture Trustee any property or assets as security for the Secured Obligations and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Indenture Trustee and to set forth such other provisions in respect thereof as may be required by this Indenture or as may, consistent with the provisions of this Indenture, be deemed appropriate by the Issuer and the
Indenture Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Indenture Trustee;
(e)    to cure any ambiguity, or correct or supplement any provision of this Indenture which may be inconsistent with any other provision of this Indenture;
(f)    to make any other provisions of this Indenture with respect to matters or questions arising under this Indenture; provided, however, that such action shall not adversely affect the interests of any Holder of the Notes in any material respect without consent being provided as set forth in Section 13.2; or
(g)    to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Securities or to add to or change any of the provisions of this Indenture as shall be necessary and permitted to provide for or facilitate the administration of the trusts hereunder by more than one trustee pursuant to the requirements of Article 11;
provided, however, that no amendment or supplement shall be permitted unless a Tax Opinion is delivered to the Indenture Trustee.
Upon the request of the Issuer, the Indenture Trustee shall join with the Issuer in the execution of any supplemental indenture or amendment authorized or permitted by the terms of this Indenture and shall make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into such supplemental indenture or amendment that affects its own rights, duties or immunities under this Indenture or otherwise.
Section 13.2. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with the consent of the Required Noteholders and, if the Certificateholders’ rights and/or obligations are materially and adversely affected thereby, the Required Certificateholders enter into one or more indenture supplements or amendments hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such indenture supplement or amendment shall, without the consent of the Required Noteholders and without the consent of the Holder of each outstanding Note affected thereby (and in the case of clause (iii) below, the consent of each Secured Party):
(i)    change the date of payment of any installment of principal of or interest on, or any premium payable upon the redemption of, any Note or reduce in any manner the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, modify the provisions of this Indenture relating to the application of payments on, or the proceeds of the sale of, the Trust Estate to payment of principal of, or interest on, the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;
(ii)    change the Noteholder voting requirements with respect to any Transaction Document;
(iii)    impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article 9, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);
(iv)    reduce the percentage of the aggregate outstanding principal amount of the Notes, the consent of the Holders of which is required for any such indenture supplement or amendment, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;
(v)    modify or alter the provisions of this Indenture regarding the voting of Notes held by the Issuer, the Seller or an Affiliate of the foregoing;
(vi)    reduce the percentage of the aggregate outstanding principal amount of the Notes, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 10.4 if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes;
(vii)    modify any provision of this Section 13.2, except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby;
(viii)    modify any of the provisions of this Indenture in such manner as to affect in any material respect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation), to alter the application of payments or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained in this Indenture; or
(ix)    permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate for the Notes (except for Permitted Encumbrances) or, except as otherwise permitted or contemplated in this Indenture, terminate the Lien of this Indenture on any such collateral at any time subject hereto or deprive any Secured Party of the security provided by the Lien of this Indenture.
The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplement that affects the Indenture Trustee’s rights, duties or immunities under this Indenture or otherwise.

It shall not be necessary for any consent of Noteholders or Certificateholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. Additionally, with respect to a Book- Entry Note, such consent may be provided directly by the Note Owner or indirectly through a Clearing Agency.
The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Note shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.
Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture or amendment to this Indenture pursuant to this Section, the Indenture Trustee shall mail to each Holder of the Securities a copy of such supplemental indenture or amendment. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or amendment.
Section 13.3. Execution of Supplemental Indentures. In executing any amendment or supplemental indenture permitted by this Article 13 or the modifications thereby of the trust created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Section 11.1, shall be fully protected in relying upon, an Officer’s Certificate of the Issuer and an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized, permitted or not prohibited (as the case may be) by this Indenture and all conditions precedent to the execution of such amendment or supplemental indenture have been satisfied. Such Opinion of Counsel may be subject to reasonable qualifications and assumptions of fact. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise. No amendment or supplemental indenture may adversely affect the rights, duties, immunities, protections or indemnification rights of any Agent, the Depositary Bank or the Securities Intermediary without its consent.
Section 13.4. Effect of Supplemental Indenture. Upon the execution of any amendment or supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Securities affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such amendment or supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.
Section 13.5. [Reserved].
Section 13.6. [Reserved].
Section 13.7. [Reserved].
Section 13.8. Revocation and Effect of Consents. Until an amendment, supplemental indenture or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Note that evidences the same debt or other amount payable as the consenting Holder’s Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to such Holder’s Security or portion of a Security if the Indenture

Trustee receives written notice of revocation before the date the amendment, supplemental indenture or waiver becomes effective. An amendment, supplemental indenture or waiver becomes effective in accordance with its terms and thereafter binds every Holder. The Issuer may fix a record date for determining which Holders must consent to such amendment, supplemental indenture or waiver.
Section 13.9. Notation on or Exchange of Securities Following Amendment. The Indenture Trustee may place an appropriate notation about an amendment, supplemental indenture or waiver on any Security thereafter authenticated. If the Issuer shall so determine, new Securities so modified as to conform to any such amendment, supplemental indenture or waiver may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee (upon receipt of an Issuer Order) in exchange for outstanding Securities. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplemental indenture or waiver.
Section 13.10. The Indenture Trustee to Sign Amendments, etc. The Indenture Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 13 if the amendment or supplemental indenture does not adversely affect in any material respect the rights, duties, liabilities or immunities of the Indenture Trustee. If any amendment or supplemental indenture does have such a materially adverse effect, the Indenture Trustee may, but need not, sign it. In signing such amendment or supplemental indenture, the Indenture Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 11.1, shall be fully protected in relying upon, an Officer’s Certificate of the Issuer and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized, permitted or not prohibited (as the case may be) by this Indenture and that it will be valid and binding upon the Issuer in accordance with its terms and all conditions precedent to the execution of such amendment or supplemental indenture have been satisfied.
ARTICLE 14.

REDEMPTION AND REFINANCING OF NOTES
Section 14.1. Redemption and Refinancing.
(a)    The Notes are subject to redemption by the Issuer, at its option, in accordance with the terms of this Article 14, in full or in part, on any Payment Date; provided that the Issuer has available funds sufficient to pay the Redemption Price. If the Notes are to be redeemed pursuant to this Section 14.1, the Issuer shall furnish notice of such election to the Indenture Trustee and the Noteholders not later than fifteen (15) days prior to the Redemption Date and the Issuer shall deposit with the Indenture Trustee in a Trust Account that is within the sole control of the Indenture Trustee no later than 10:00 a.m. New York time on the Redemption Date the Redemption Price of the Notes to be redeemed (or portion thereof) whereupon all such redeemed Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 14.2 to each Holder of such Notes.
(b)    The redemption price for the Notes will be equal to the sum of (i) the Note Principal amount being redeemed (determined without giving effect to any Notes owned by the Issuer), plus (ii) accrued and unpaid interest on such Notes through the day preceding the Payment
Date on which the redemption occurs, plus (iii) any other amounts payable to such Noteholders pursuant to the Transaction Documents, plus (iv) any other amounts due and owing by the Issuer to the other Secured Parties pursuant to the Transaction Documents, minus (v) the amounts, if any, on deposit on such Payment Date in the Payment Account for the payment of the foregoing amounts.
(c)    Unless otherwise consented to by the Holders of 100% of the Certificates outstanding, concurrent with any redemption of any Notes by the Issuer, the Issuer shall make a distribution on the Certificates in accordance with this Article 14 in an amount equal to the sum of
(i) the amount distributable on the Certificates on the Payment Date on which the redemption occurs (calculated as though the Notes were not redeemed on such Payment Date), plus (ii) any other amounts due and owing to the Holders of the outstanding Certificates pursuant to the Transaction Documents, in each case, without duplication and net of any amounts payable in connection with the redemption of the Notes.
Section 14.2. Form of Redemption Notice. Subject to Section 2.17, notice of redemption under Section 14.1 shall be given by the Indenture Trustee by facsimile or by first- class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes to be redeemed, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address appearing in the Register.
All notices of redemption shall state:
(i)    the Redemption Date;
(ii)    the Issuer’s good faith estimate of the Redemption Price;
(iii)    that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 8.2); and
(iv)    that interest on the Notes shall cease to accrue on the Redemption Date.
Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. For the avoidance of doubt, the Issuer shall provide the Indenture Trustee with the actual Redemption Price prior to the applicable Redemption Date. Failure to give notice of redemption, or any defect therein, to any Holder of any Note to be redeemed shall not impair or affect the validity of the redemption of any other Note.
Section 14.3. Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 14.2, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.
ARTICLE 15.

MISCELLANEOUS
Section 15.1. Compliance Certificates and Opinions, etc.
(a)    Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee if requested thereby (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel (subject to reasonable assumptions and qualifications) stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(i)    a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;
(ii)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(iii)    a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(iv)    a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.
(b)    (i) Prior to the deposit of the Underlying Securities or other property or securities (other than cash) with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 15.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee upon the Indenture Trustee’s request an Officer’s Certificate certifying or stating the opinion of each individual signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Underlying Securities or other property or securities to be so deposited.
(ii)    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current Fiscal Year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the aggregate outstanding principal amount or par value of all the Securities issued by the Issuer, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than 1% percent of the aggregate outstanding principal amount or par value of all the Securities issued by the Issuer of the Securities.
(iii)    Other than with respect to the release of any cash (including Underlying Payments), and except for discharges of this Indenture as described in Section 12.1, whenever any property or securities are to be released from the Lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each individual signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such individual the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.
(iv)    Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than cash (including Underlying Payments) or securities released from the Lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate outstanding principal amount or par value of all Securities issued by the Issuer, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than 1% percent of the then aggregate outstanding principal amount or par value of all Securities issued by the Issuer of the Securities.
Section 15.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of or known to the Seller, the Administrator or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article 10.
Section 15.3. Acts of Noteholders and Certificateholders.
(a)    Wherever in this Indenture a provision is made that an action may be taken or a notice, demand or instruction given by Noteholders or Certificateholders, such action, notice or instruction may be taken or given by any Noteholder or Certificateholder, unless such provision requires a specific percentage of Noteholders or Certificateholders. Notwithstanding anything in this Indenture to the contrary, so long as any other Person is a Noteholder or Certificateholder, none of the Seller, the Issuer or any Affiliate controlled by Oportun or controlling Oportun shall have any right to vote with respect to any Security.

(b)    Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders or Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders or Certificateholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders or Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 11.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.
(c)    The fact and date of the execution by any Person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.
(d)    The ownership of Securities shall be proved by the Register.
(e)    Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any such Securities shall bind such Noteholder or Certificateholder and the Holder of every Security and every subsequent Holder of such Securities issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.
Section 15.4. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier (overnight or hand-delivered) at or mailed by certified mail, return receipt requested, to (a) in the case of the Issuer, to 2 Circle Star Way, Room 322, San Carlos, California 94070, Attention: Secretary, and (b) in the case of the Indenture Trustee, to the Corporate Trust Office. Unless expressly provided herein, any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Noteholder or Certificateholder as shown in the Register. Any notice so mailed within the time prescribed in this Indenture shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder receives such notice.
The Issuer or the Indenture Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, the Issuer may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.
Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex or telecopier shall be deemed given on the date of confirmation of the delivery of such notice by e-mail or telephone, and (iv) delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier.
Notwithstanding any provisions of this Indenture to the contrary, the Indenture Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to this Indenture or the Securities.
If the Issuer mails a notice or communication to Noteholders or Certificateholder, it shall mail a copy to the Indenture Trustee at the same time.

Section 15.5. Notices to Noteholders and Certificateholders; Waiver. Where this Indenture provides for notice to Noteholders or Certificateholders of any event, such notice shall be sufficiently given if sent in accordance with Section 15.4 hereof. In any case where notice to Noteholders or Certificateholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder or Certificateholder shall affect the sufficiency of such notice with respect to other Noteholders or Certificateholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.
Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders or Certificateholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.
In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders or Certificateholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.
Section 15.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Securities to the contrary, the Indenture Trustee on behalf of the Issuer may enter into any agreement with any Holder of a Security providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are consented to by the Issuer (which consent shall not be unreasonably withheld). The Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.
Section 15.7. [Reserved].
Section 15.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents and Cross-Reference Table are for convenience of reference only, are not to be considered a part hereof, and shall not affect the meaning or construction hereof.
Section 15.9. Successors and Assigns. All covenants and agreements in this Indenture and the Securities by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.
Section 15.10. Separability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Indenture or Securities shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Securities or rights of the Holders thereof.
Section 15.11. Benefits of Indenture. Except as set forth in this Indenture, nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Secured Parties, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 15.12. Legal Holidays. In any case where the date on which any payment is due to any Secured Party shall not be a Business Day, then (notwithstanding any other provision of the Securities or this Indenture) any such payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.
Section 15.13. GOVERNING LAW; JURISDICTION. THIS INDENTURE AND THE SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS INDENTURE AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENT THEREOF. EACH OF THE PARTIES AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
Section 15.14. Counterparts; Electronic Execution. This Indenture may be executed in any number of counterparts, and by different parties on separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Indenture using an electronic signature, it is signing, adopting, and accepting this Indenture and that signing this Indenture using an electronic signature is the legal equivalent of having placed its handwritten signature on this Indenture on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Indenture in a usable format.
Section 15.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders, the Certificateholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.
Section 15.16. Issuer Obligation. Neither any trustee nor any member of the Issuer nor any of their respective officers, directors, employers or agents will have any liability with respect to this Indenture, and no recourse may be had solely to the assets of the Issuer respect thereto. In addition, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Securities or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) any assets of the Issuer other than the Trust Estate, (ii) the Seller, or the Indenture Trustee in their respective individual capacities, or (iii) any partner, owner, incorporator, member, manager, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, the Seller, or the Indenture Trustee, except as any such Person may have expressly agreed. Nothing in this

Section 15.16 shall be construed to limit the Indenture Trustee from exercising its rights hereunder with respect to the Trust Estate.
Section 15.17. No Bankruptcy Petition Against the Issuer. Each of the Secured Parties and the Indenture Trustee by entering into the Indenture or any Note Purchase Agreement, and in the case of a Noteholder, Certificateholder and Note Owner, by accepting a Security, hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Security and the termination of the Indenture, it will not institute against, or join with any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceedings, or other Proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Securities, the Indenture or any of the Transaction Documents. In the event that any such Secured Party or the Indenture Trustee takes action in violation of this Section 15.17, the Issuer shall file an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Secured Party or the Indenture Trustee against the Issuer or the commencement of such action and raising the defense that such Secured Party or the Indenture Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 15.17 shall survive the termination of this Indenture, and the resignation or removal of the Indenture Trustee. Nothing contained herein shall preclude participation by any Secured Party or the Indenture Trustee in the assertion or defense of its claims in any such Proceeding involving the Issuer.
Section 15.18. No Joint Venture. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of Oportun shall be rendered as an independent contractor and not as agent for the Indenture Trustee or the Issuer.
Section 15.19. Rule 144A Information. For so long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer agrees to reasonably cooperate to provide to any Noteholders or Certificateholders and to any prospective purchaser of Securities designated by such Noteholder or Certificateholder upon the request of such Noteholder or Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act if at the time of the request the Issuer is not a reporting company under Section 13 or Section 15(d) of the Exchange Act and the Administrator agrees to reasonably cooperate with the Issuer and the Indenture Trustee in connection with the foregoing.
Section 15.20. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or any Secured Party, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by Law.
Section 15.21. Third-Party Beneficiaries. This Indenture will inure to the benefit of and be binding upon the parties hereto, the Secured Parties, and their respective successors and permitted assigns. Except as otherwise provided in this Article 15, no other Person will have any right or obligation hereunder.

Section 15.22. Merger and Integration. Except as specifically stated otherwise herein, this Indenture sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Indenture.
Section 15.23. Rules by the Indenture Trustee. The Indenture Trustee may make reasonable rules for action by or at a meeting of any Secured Parties.
Section 15.24. Duplicate Originals. The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.
Section 15.25. Waiver of Trial by Jury. To the extent permitted by applicable Law, each of the Secured Parties irrevocably waives all right of trial by jury in any action or Proceeding arising out of or in connection with this Indenture or the Transaction Documents or any matter arising hereunder or thereunder.
Section 15.26. No Impairment. Except for actions expressly authorized by this Indenture, the Indenture Trustee shall take no action reasonably likely to impair the interests of the Issuer in any asset of the Trust Estate now existing or hereafter created or to impair the value of any asset of the Trust Estate now existing or hereafter created.

[THIS SPACE LEFT INTENTIONALLY BLANK]

109
IN WITNESS WHEREOF, the Indenture Trustee, the Issuer, the Securities Intermediary and the Depositary Bank have caused this Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.
OPORTUN RF, LLC,
as Issuer

By:     Name: Jonathan Coblentz
Title:    Treasurer
WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:     Name:
Title:

WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as Securities Intermediary

By:     Name:
Title:

WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as Depositary Bank

By:     Name:
Title:
EXHIBIT A TO INDENTURE
Form of Release and Reconveyance of Trust Estate

RELEASE AND RECONVEYANCE OF TRUST ESTATE
RELEASE AND RECONVEYANCE OF TRUST ESTATE, dated as of     ,

    , between Oportun RF, LLC (the “Issuer”) and Wilmington Trust, National Association, a national banking association with trust powers (the “Indenture Trustee”) pursuant to the Indenture referred to below.
W I T N E S S E T H:
WHEREAS, the Issuer and the Indenture Trustee are parties to the Indenture dated as of December 20, 2021 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Indenture”);
WHEREAS, pursuant to the Indenture, upon the termination of the Lien of the Indenture pursuant to Section 12.1 of the Indenture and after payment of all amounts due under the terms of the Indenture on or prior to such termination, the Indenture Trustee shall at the request of the Issuer reconvey and release the Lien on the Trust Estate;
WHEREAS, the conditions to termination of the Indenture pursuant to Sections 12.1 and
12.6 have been satisfied;
WHEREAS, the Issuer has requested that the Indenture Trustee terminate the Lien of the Indenture on the Trust Estate pursuant to Section 12.6; and
WHEREAS, the Indenture Trustee is willing to execute such release and reconveyance subject to the terms and conditions hereof;
NOW, THEREFORE, the Issuer and the Indenture Trustee hereby agree as follows:
1.    Defined Terms. All terms defined in the Indenture and used herein shall have such defined meanings when used herein, unless otherwise defined herein.
2.    Release and Reconveyance. (a) The Indenture Trustee does hereby release and reconvey to the Issuer, without recourse, representation or warranty, on and after     ,     (the “Reconveyance Date”) all right, title and interest in the Trust Estate whether then existing or thereafter created, all monies due or to become due with respect thereto and all proceeds of such Trust Estate, except for amounts, if any, held by the Indenture Trustee or any Paying Agent pursuant to Section 12.5 of the Indenture.
(b)    In connection with such transfer, the Indenture Trustee does hereby release the Lien of the Indenture on the Trust Estate and agrees, upon the reasonable request and at the expense of the Issuer, to authorize the filing of any necessary or reasonably desirable UCC termination statements in connection therewith.
3.    [Reserved]
4.    Counterparts; Electronic Execution. This Release and Reconveyance may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Release and Reconveyance using an electronic signature, it is signing, adopting, and accepting this Release and Reconveyance and that signing this Release and Reconveyance using an electronic signature is the legal equivalent of having placed its handwritten signature on this Release and Reconveyance on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Release and Reconveyance in a usable format.
5.    Governing Law. THIS RELEASE AND RECONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
IN WITNESS WHEREOF, the undersigned have caused this Release and Reconveyance of Trust Estate to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.
OPORTUN RF, LLC, as Issuer

By:     Name:
Title:

WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:     Name:
Title:

A-3

EXHIBIT B TO INDENTURE

[Reserved]

B-1
EXH

IBIT C TO INDENTURE

FORM OF CLASS A RESTRICTED GLOBAL NOTE
RESTRICTED GLOBAL NOTE
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS NOTE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS NOTE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”) OR (II) (A) ITS PURCHASE AND HOLDING OF THIS NOTE (OR

ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF
THE CODE, OR A VIOLATION OF SIMILAR LAW, AND (B) IT ACKNOWLEDGES AND AGREES THAT THIS NOTE IS NOT ELIGIBLE FOR ACQUISITION BY BENEFIT PLAN INVESTORS OR GOVERNMENTAL OR OTHER PLANS SUBJECT TO SIMILAR LAW AT ANY TIME THAT THIS NOTE HAS BEEN CHARACTERIZED AS OTHER THAN INDEBTEDNESS FOR APPLICABLE LOCAL LAW PURPOSES OR IS RATED BELOW INVESTMENT GRADE.
THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.
BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.
EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
No. R-[_]    $[_]
CUSIP No. 68378L AA2

SEE REVERSE FOR CERTAIN DEFINITIONS
THE PRINCIPAL OF THIS CLASS A NOTE MAY BE PAYABLE IN INSTALLMENTS AS SET FORTH IN THE INDENTURE DEFINED HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
OPORTUN RF, LLC

ASSET BACKED NOTES, CLASS A
Oportun RF, LLC, a Delaware limited liability company (herein referred to as the “Issuer”), for value received, hereby promises to pay Cede & Co., or registered assigns, the principal sum set forth above or such other principal sum set forth on Schedule A attached hereto (which sum shall not exceed $[_]), payable on each Payment Date as set forth in the Indenture, in an amount equal to the amount available for distribution under Section 5.15(b)(iv) of the Indenture, dated as of December 20, 2021 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), between the Issuer and the Indenture Trustee; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Legal Final Payment Date (as defined in the Indenture). The Issuer will pay interest on this Class A Note at the Class A Note Rate (as defined in the Indenture) on each Payment Date until the principal of this Class A Note is paid or made available for payment, which interest will be computed on the basis set forth in the Indenture. Such principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.
The Class A Notes are subject to optional redemption in accordance with the Indenture by the Issuer on any Payment Date.
The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Reference is made to the further provisions of this Class A Note set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Class A Note.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
OPORTUN RF, LLC

By:         Authorized Officer
CERTIFICATE OF AUTHENTICATION
This is one of the Class A Notes referred to in the within mentioned Indenture.
WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:         Authorized Signatory
[REVERSE OF NOTE]
This Class A Note is one of a duly authorized issue of Class A Notes of the Issuer, designated as its Asset Backed Notes, Class A, (herein called the “Class A Notes”), all issued under the Indenture dated as of December 20, 2021 (such Indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wilmington Trust, National Association, as trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as securities intermediary and as depositary bank, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Class A Noteholders. The Class A Notes are subject to all terms of the Indenture. All terms used in this Class A Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.
Principal of the Class A Notes will be payable on each Payment Date, and may be prepaid, in each case, as set forth in the Indenture. “Payment Date” means the second (2nd) Business Day immediately following each Underlying Payment Date, commencing on [ ], 202[_]. “Underlying Payment Date” means the eighth (8th) day of each calendar month, or if such eighth (8th) day is not a Business Day, the next succeeding Business Day.
All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.
Subject to certain limitations set forth in the Indenture, payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by wire transfer in immediately available funds to the Person whose name appears as the Class A Noteholder on the Register as of the close of business on the immediately preceding Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note effected by any payments made on any Payment Date or date of prepayment shall be binding upon all future Class A Noteholders and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted on Schedule A attached hereto. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date immediately preceding such Payment Date prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Indenture Trustee’s principal Corporate Trust Office.
On any redemption, purchase, exchange or cancellation of any of the beneficial interests represented by this Restricted Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuer. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Restricted Global Note and the beneficial interests represented by the Restricted Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.
Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not prior to the date which is one year and one day after the payment in full of the last maturing Security of the Issuer and the termination of the Indenture institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Securities, the Indenture or the Transaction Documents.
Each Class A Noteholder, by acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will treat such Note as debt for all federal, state and local income and franchise tax purposes.
Prior to the due presentment for registration of transfer of this Class A Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Securities or under the Indenture, including this Class A Note, against (i) any assets of the Issuer other than the Trust Estate, (ii) the Seller or the Indenture Trustee in their respective individual capacities, or (iii) any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer the Seller or the Indenture Trustee except as any such Person may have expressly agreed.
The term “Issuer” as used in this Class A Note includes any successor to the Issuer under the Indenture.
The Class A Notes are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Class A Note and the Indenture shall be construed in accordance with the Laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such Laws.
No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note.
ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
(name and address of assignee)
the within Class A Note and all rights thereunder, and hereby irrevocably constitutes and appoints
    , attorney, to transfer said Class A Note on the books kept for registration thereof, with full power of substitution in the premises.
Dated:         1
Signature Guaranteed:

——————————

1    NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.
SCHEDULE A
SCHEDULE OF REDEMPTIONS
OR PURCHASES AND CANCELLATIONS
The following increases or decreases in principal amount of this Restricted Global Note or redemptions, purchases or cancellation of this Restricted Global Note have been made:

Date of redemption or purchase or cancellation	Increase or decrease in principal amount of this Restricted Global Note due to redemption or purchase or cancellation of this Restricted Global Note	Remaining principal amount of this Restricted Global Note following such redemption or purchase or cancellation	Notation made by or on behalf of the Issuer

EXHIBIT D
FORM OF MONTHLY REPORT

(attached)

D-1
EXHIBIT E TO INDENTURE

FORM OF CERTIFICATE
THIS CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.
THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THIS CERTIFICATE MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY TO A PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) IN TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 144A, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE SELLER’S PROPERTY OR THE PROPERTY OF AN INVESTMENT

ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN THE SELLER’S OR ACCOUNT’S CONTROL. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY TRANSFEREE FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
BY ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN), EACH PURCHASER OR TRANSFEREE (AND ANY FIDUCIARY ACTING ON BEHALF OF A PURCHASER OR TRANSFEREE) SHALL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY DEEMED TO HOLD PLAN ASSETS OF ANY OF THE FOREGOING (EACH OF THE FOREGOING, A “BENEFIT PLAN INVESTOR”), OR A GOVERNMENTAL OR OTHER PLAN SUBJECT TO APPLICABLE LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE.
THE INDENTURE (AS DEFINED BELOW) CONTAINS FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS CERTIFICATE. EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE INDENTURE.
BY ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.
EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
No. R144A-[_]    Percentage of this Certificate: [_]%

SEE REVERSE FOR CERTAIN DEFINITIONS OPORTUN RF, LLC
ASSET BACKED CERTIFICATE
Oportun RF, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay Cede & Co., or registered assigns, on each Payment Date, an amount equal to 100% of the amount available for distribution under Section 5.15(b)(vii) of the Indenture, dated as of December 20, 2021 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), between the Issuer and the Indenture Trustee. This Certificate will not accrue interest and will represent 100% of the aggregate amount of Certificates issued under the Indenture. Payments with respect to this Certificate will be made in the manner specified on the reverse hereof.

The Certificates may be subject to redemption in connection with the optional redemption of the Notes in accordance with the Indenture.
The payments with respect to this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Reference is made to the further provisions of this Certificate set forth on the reverse hereof and to the Indenture, which shall have the same effect as though fully set forth on the face of this Certificate.
Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Issuer, has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.
OPORTUN RF, LLC

Attested to:

By:         Authorized Officer

By:         Authorized Officer
CERTIFICATE OF AUTHENTICATION
This is one of the Certificates referred to in the within mentioned Indenture.
WILMINGTON TRUST, NATIONAL
ASSOCIATION, not in its
individual capacity, but solely as Indenture Trustee

By:         Authorized Officer
[REVERSE OF CERTIFICATE]
This Certificate is one of a duly authorized issue of Certificates of the Issuer, designated as its Asset Backed Certificates (herein called the “Certificates”), all issued under the Indenture, dated as of December 20, 2021 (the “Indenture”), between the Issuer and Wilmington Trust, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Trustee under the Indenture), as securities intermediary and as depositary bank, to which Indenture reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Certificateholders. The Certificates are subject to all terms of the Indenture. All terms used in this Certificate that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.
“Payment Date” means the second (2nd) Business Day immediately following each Underlying Payment Date, commencing on January 12, 2022.
“Underlying Payment Date” means the eighth (8th) day of each calendar month, or if such eighth (8th) day is not a Business Day, the next succeeding Business Day.
All payments with respect to the Certificates shall be made pro rata to the Certificateholders entitled thereto.
Subject to certain limitations set forth in the Indenture, payments of amounts with respect to the Certificates shall be made by wire transfer in immediately available funds to the Person whose name appears as the Certificateholder on the Register as of the close of business on the immediately preceding Record Date without requiring that this Certificate to be submitted for notation of payment.
Each Certificateholder, by acceptance of a Certificate, covenants and agrees that by accepting the benefits of the Indenture that such Certificateholder will not prior to the date which is one year and one day after the payment in full of the last maturing Security institute against the Issuer or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar Law in connection with any obligations relating to the Securities, the Indenture or the Transaction Documents.
Prior to the due presentment for registration of transfer of this Certificate, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Certificate (as of the date of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Certificate be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.
As provided in the Indenture, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer under the Indenture, including this Certificate, against any Seller, the Servicer, the Trustee or any partner, owner, incorporator, beneficiary, beneficial owner, agent, officer, director, employee, shareholder or agent of the Issuer, any Seller, the Servicer or the Trustee except as any such Person may have expressly agreed.
The term “Issuer” as used in this Certificate includes any successor to the Issuer under the Indenture.
The Certificates are issuable only in registered form as provided in the Indenture in denominations as provided in the Indenture, subject to certain limitations therein set forth.
This Certificate and the Indenture shall be construed in accordance with the Laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such Laws.
No reference herein to the Indenture and no provision of this Certificate or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay amounts payable under Section 5.15(b)(vii) of the Indenture.
ASSIGNMENT
Social Security or taxpayer I.D. or other identifying number of assignee
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
(name and address of assignee)
the within Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints
    , attorney, to transfer said Certificate on the books kept for registration thereof, with full power of substitution in the premises.
Dated:         2
Signature Guaranteed:

——————————

2    NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.
E-8
Schedule 1
AMORTIZATION SCHEDULE
(as of March [8], 2024)

Date / Payment Date	Scheduled Note Principal Amount	Minimum Principal Payment Amount
Mar-24	$45,790,000	$0
Apr-24	$45,790,000	$0
May-24	$45,790,000	$0
Jun-24	$40,066,000	$5,724,000
Jul-24	$34,342,000	$5,724,000
Aug-24	$28,619,000	$5,723,000
Sep-24	$22,895,000	$5,724,000
Oct-24	$17,171,000	$5,724,000
Nov-24	$11,447,000	$5,724,000
Dec-24	$5,724,000	$5,723,000
Jan-25	$0	$5,724,000
Schedule 2
CUSTODY ACCOUNT ALLOCATIONS
(as of December 20, 2023)

Underlying Securities

Percentage Interest Maintained in First Priority Custody Account

Percentage Interest Maintained in Second Priority Custody Account
2021-A Certificates    82.00%    18.00%
2021-B Certificates    83.50%    16.50%
2021-C Certificates    83.00%    17.00%
2022-A Certificates    77.00%    23.00%
Schedule 3
PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS
With respect to such of the Trust Estate as constitutes securities entitlements:
(1)    This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate in favor of the Indenture Trustee, which security interest is prior to all other security interests, and is enforceable as such against creditors of and purchasers from the Issuer.
(2)    All of the Trust Estate has been and will have been credited to a securities account. The securities intermediary for each securities account has agreed to treat all assets credited to such securities account as “financial assets” within the meaning of the UCC.
(3)    The Issuer owns and has good and marketable title to the Trust Estate free and clear of any security interest, claim, or encumbrance of any Person.
(4)    The Issuer has received all consents and approvals required by the terms of the Trust Estate to the transfer to the Indenture Trustee of its interest and rights in the Trust Estate hereunder.
(5)    The Issuer has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted in the Trust Estate to the Indenture Trustee hereunder.
(6)    Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.
Schedule 4
LIST OF PROCEEDINGS

[None]
SCHEDULE III

Replacement Monthly Report (March 2024 Payment Date)